                       ASSIGNMENT AND ASSUMPTION OF LEASE

     THIS ASSIGNMENT AND ASSUMPTION OF LEASE ("Agreement") is made as of November 22, 1995, by and among CIRCADIAN, INCORPORATED, a Delaware corporation, as Assignor ("Assignor"), NOVELLUS SYSTEMS, INC., a California corporation, as Assignee ("Assignee"), and CALIFORNIA SECOND, LTD., a Florida limited partnership, as Landlord ("Landlord"), who agree as follows:

                                    RECITALS


     This Agreement is made with reference to the following facts and with the following intentions:

     A. Landlord, as Landlord, and Assignor, as Tenant, entered into a written lease agreement dated as of June 9, 1987, as amended by that certain First Amendment to Lease dated as of December 1, 1987, that certain Second Amendment to Lease dated as of August 30, 1988, that certain Third Amendment to Lease dated as of April 3, 1989, that certain Fourth Amendment to Lease dated as of July 16, 1990, that certain Fifth Amendment to Lease dated as of August 15, 1991, and that certain Sixth Amendment to Lease dated as of January 3, 1994 (collectively, the "Lease"), whereby Landlord leased to Assignor and Assignor leased from Landlord certain real premises consisting of approximately 29,424 square feet of space located at 3942 North First Street situated in the McCandless Business Park, in the City of San Jose, County of Santa Clara, State of California (the "Premises"), more particularly described on EXHIBIT A attached hereto and incorporated herein by reference.

     B. Assignor desires to assign all of its right, title, and interest in the Lease to Assignee and Assignee desires to assume all of Assignor's rights and obligations under the Lease on and after the Effective Date (defined below).

     C. Landlord shall consent to the proposed Assignment on the terms and conditions set forth in this Agreement.

     NOW, THEREFORE, in consideration of the mutual covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. EFFECTIVE DATE OF ASSIGNMENT. The parties to this Agreement hereby acknowledge that this Assignment and Assumption of Lease (the "Assignment") is conditioned upon and subject to Assignor's finding a new suitable facility for its business to replace the Premises (the "Replacement Facility"). Subject to the foregoing condition, the Assignment shall take effect on the date by which both of the following shall have occurred: (i) Assignor has executed a lease for the Replacement Facility; and (ii) Assignor has actually delivered possession of the Premises to Assignee (the

"Effective Date"). Assignor shall use reasonable efforts to notify Assignee verbally or in writing of Assignor's intended delivery of possession of the Premises to Assignee at least three (3) business days in advance of any such delivery. Assignor shall notify Assignee in writing of the Effective Date and Assignee shall acknowledge the Effective Date in writing, if requested by Assignor; provided, however, that any failure by Assignee to acknowledge such date shall in no way affect the Effective Date. Notwithstanding the foregoing, if the Effective Date does not occur on or before February 1, 1996, Assignee or Assignor may terminate this Agreement and this Agreement shall be null and void. In the event this Assignment is terminated pursuant to this Paragraph 1, Assignor shall return to Assignee any Assignment Consideration paid by Assignee to Assignor.

     2. ASSIGNMENT OF LEASE. Assignor does hereby grant, transfer, assign and set over to Assignee, as of the Effective Date, all of Assignor's right, title and interest in and to the Lease and the Premises.

     3. ACCEPTANCE AND ASSUMPTION OF LEASE. Assignee hereby accepts the foregoing Assignment of the Lease and Assignor's rights thereunder, and Assignee hereby assumes all of the rights and obligations of Assignor under the Lease which accrue or are to be performed on or after the Effective Date. Except as set forth in this Agreement, Assignee hereby expressly assumes and agrees to perform and fulfill all of the terms and obligations to be performed by the "Tenant" under the Lease on and after the Effective Date.

     4. ASSIGNMENT CONSIDERATION. Upon the execution of this Agreement by all of the parties hereto, Assignee shall pay to Assignor the sum of Twenty Thousand Dollars ($20,000) as consideration for the Assignment described herein ("Assignment Consideration"). Notwithstanding anything in the Lease, Landlord hereby acknowledges that Landlord is not entitled to any portion of the foregoing Assignment Consideration and Landlord hereby expressly waives any right Landlord may otherwise have under the Lease to said Assignment Consideration.

     5. MOVING EXPENSES AND PREPAID RENT. Upon the Effective Date, Assignee shall pay to Assignor as compensation for Assignor's moving expenses, the additional sum of (i) Twenty Thousand Dollars ($20,000) if the Effective Date occurs on or before December 15, 1995, or (ii) Ten Thousand Dollars ($10,000), if the Effective Date occurs after December 15, 1995 ("Moving Expense Amount"). Additionally, Assignee shall reimburse Assignor for any monthly rent, common area or any other charges under the Lease prepaid by Assignor for any full or partial month as of the Effective Date. Notwithstanding anything in the Lease, Landlord hereby acknowledges that Landlord is not entitled to any portion of the foregoing Moving Expense Amount or reimbursement and Landlord hereby expressly waives any right Landlord may otherwise have under the Lease to said Moving Expense Amount and reimbursement.

     6. FACILITATION FEE. Upon the Effective Date, Assignee shall pay to Tarlton Properties, Inc. the sum of Fifteen Thousand Dollars ($15,000) as a facilitation fee for negotiating this Agreement.

     7. SECURITY DEPOSIT. The parties acknowledge that Landlord now holds the sum of Seventeen Thousand Six Hundred Fifty Four Dollars and 40/100 ($17,654.40) as a security deposit (the "Security Deposit") under the Lease. Upon the Effective Date, Landlord shall pay to Assignor the entire amount of the Security Deposit, subject to prior receipt of the replacement security deposit from Assignee as specified in the following sentence. Concurrently upon the Effective Date, Assignee shall deposit with Landlord the sum of Seventeen Thousand Six Hundred Fifty Four Dollars and 40/100 ($17,654.40) as a security deposit to be applied in accordance with the provisions of the Lease.

     8. LETTER OF CREDIT. Landlord hereby acknowledges that pursuant to Paragraph 5 of the Sixth Amendment to Lease between Landlord and Assignor dated as of January 3, 1994, Assignor deposited with Silicon Valley Bank a declining balance letter of credit ("Letter of Credit") in the original amount of One Hundred Thousand Dollars ($100,000) as security for Assignor's performance of its obligations under the Lease. Upon the Effective Date, Assignor shall so notify Landlord and Landlord shall immediately return the Letter of Credit to Assignor with a written statement, reasonably satisfactory to Assignor, acknowledging that all of Landlord's right and/or interest in, under or to the Letter of Credit is thereby terminated.

     9.   LANDLORD REPRESENTATIONS.   Landlord represents and warrants, as of
the date set forth above, that: (i) the Lease is in full force and effect; (ii) to the best of Landlord's knowledge, Assignor is not in default in the payment or performance of its obligations under the Lease; (iii) to the best of Landlord's knowledge, Assignor has not committed any breach of the Lease; (iv) no notice of default has been given to Assignor by Landlord; and (v) the documents attached hereto as Exhibit A constitute the only agreements between Landlord and Assignor with respect to the Premises.

     10. RELEASE. Except for (i) any indemnity obligations that Landlord and Assignor have to each other under the Lease for demands, charges, claims, accounts, expenses (including attorneys' fees and costs), liabilities, damages or causes of action (collectively, "Claims") resulting from events occurring prior to the Effective Date that, pursuant to the terms of the Lease, would otherwise survive the expiration or sooner termination of the Lease, and (ii) any "Common Area Charges" or refunds that are due and payable by either Landlord or Assignor under the Lease as of the Effective Date based on the applicable end of the calendar year reconciliation of such charges, this Assignment shall fully and finally settle all Claims of any nature by and between Landlord and Assignor, including, without limitation, both known and unknown Claims that arise out of or relate in any manner to the Lease and/or the Premises.

     In connection with the foregoing release, the Landlord and Assignor expressly waive the provisions of California Civil Code Section 1542, which provide:

          "A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor."

     11. INDEMNITY: Assignee shall indemnify, defend, protect and hold Assignor harmless from any Claims arising on or after the Effective Date in connection with the Lease, the Premises or as a consequence of Assignee's breach of the obligations on its part to be performed under this Agreement. Except as otherwise provided in paragraph 13 hereof, Assignor shall indemnify, defend, protect and hold Assignee harmless from any Claims in connection with the Lease or the Premises arising at any time during the Lease term prior to the Effective Date. The foregoing indemnities shall survive the expiration or termination of the Lease or this Assignment.

     12. CONDITION OF THE PREMISES. Landlord agrees that any alterations or additions existing on the Premises as of the date of this Agreement may remain on the Premises and Landlord will accept surrender of the alterations and additions upon the expiration or sooner termination of the Lease. Landlord hereby releases Assignor from any liability Assignor may have in connection with the restoration of the Premises or other surrender obligation upon the expiration or sooner termination of the Lease.

     13. ACCEPTANCE OF THE PREMISES. Upon the Effective Date, and except with respect to any hazardous materials which may be present on or about the Premises on the Effective Date, Assignee agrees to accept the Premises "AS IS".

     14. SURRENDER OF THE PREMISES. Notwithstanding anything in the Lease, Assignee's obligations with respect to surrender of the Premises upon the expiration or sooner termination of the Lease shall be fulfilled if Assignee surrenders possession of the Premises to Landlord in the condition existing as of the Effective Date, ordinary wear and tear, acts of God, casualties and condemnation, excepted.

     15.  MISCELLANEOUS.

          A. ATTORNEY'S FEES. If any party to this Agreement commences an action or legal proceeding against any other party or parties to this Agreement arising out of or in connection with this Agreement or the Assignment described herein, the prevailing party or parties shall be entitled to recover from the losing party or parties reasonable attorneys' fees and costs of suit.

          B. SUCCESSORS. This Agreement shall be binding on and inure to the benefit of the parties and their respective successors and assigns.

          C. ENTIRE AGREEMENT. This Agreement contains the entire understanding among the parties with respect to the matters contained herein.

          D. SEVERABILITY. If any one or more of the provisions contained in this Agreement shall be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

     16. BROKERS. Each party represents that it has not had dealings with any real estate broker, finder or other person, with respect to this Assignment except Tarlton Properties, Inc. Each party shall hold harmless the other party or parties from all damages resulting from any claims that may be asserted against the other party or parties by any broker, finder or other person with whom the other party or parties has, or purportedly has, dealt, other than Tarlton Properties, Inc. Assignee shall pay all commissions or other fees (including, without limitation, the aforementioned facilitation fee) owed to Tarlton Properties, Inc. arising from this Agreement and shall hold Assignor and Landlord harmless from any liability in connection therewith.

     17. VOLUNTARY AGREEMENT. The parties have read this Agreement and the release contained in it, and on the advice of counsel, have fully understood and freely and voluntarily entered into this Agreement.

     18. LANDLORD'S CONSENT. Landlord hereby consents to the Assignment and the terms and conditions of this Agreement, without waiver of the restriction concerning further assignment.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement intending it to be effective as of the Effective Date.


ASSIGNOR                                ASSIGNEE

CIRCADIAN, INCORPORATED,                NOVELLUS SYSTEMS, INC.
a Delaware corporation                       a California
                                          -----------------------


By: /s/                                 By: /s/ William J. Wall
   --------------------------                   --------------------------------

Printed                                 Printed
Name: (?)                               Name:    William J. Wall
     ------------------------                    -------------------------------

Title:  (?) CEO                         Title:   CFO
      -----------------------                    -------------------------------

Date:  11/22/95                         Date:  11/22/95
     ------------------------                     ------------------------------



                       [signatures continued on next page]

LANDLORD

CALIFORNIA SECOND, LTD.,
a Florida limited partnership

By:  MCCANDLESS PARTNERSHIP,
     a California general partnership.
     a General Partner


By: /s/ Birk S. McCandless
   --------------------------

Printed
Name:   Birk S. McCandless

Title:  As Trustee under the Birk S.
        McCandless and Mary McCandless
        Inter Vivos Trust Agreement dated
        February 17, 1982, a General Partner


Date:  11/27/95
     -------------------------

                                      LEASE

     THIS LEASE is made June 9, 1987 between California Second, Ltd. ("Landlord") and CIRCADIAN, INCORPORATED, a Delaware corporation, ("Tenant").


                              W I T N E S S E T H :

     Landlord leases to Tenant and Tenant leases from Landlord those certain premises (the "Premises") outlined in red on Exhibit A, including those tenant improvements constructed by Landlord for Tenant as such is described in Exhibit C, which Landlord and Tenant hereby agree consist of approximately twenty-nine thousand, four hundred twenty-four (29,424) square feet in McCandless Business Park - San Jose (the "Project"). As used herein the term Project shall mean and include all of the land described and outlined in red on Exhibit B and all the buildings, improvements, fixtures and equipment now or hereafter situated on said land.

     Improvements for Tenant shall be constructed in accordance with the plans and specifications, and other terms and conditions, set forth in Exhibit C. Said work shall be at the expense of Landlord and/or Tenant as set forth in Exhibit C and shall in each case be performed in a prompt, diligent and workmanlike manner.

     Tenant covenants, as a material part of the consideration of this lease, to perform and observe each and all of the terms, covenants and conditions set forth below, and this lease is made upon the condition of such performance and observance.

          1.   USE

               Tenant shall use the Premises for office, research and development, and light manufacturing, and other related uses, and shall not use or permit the Premises to be used for any other purpose.

          2.   TERM

               (a) The term, subject to paragraphs 2(b) and 3, shall commence on December 1, 1987 and end on September 27, 1989 unless sooner termination as hereinafter provided. In no circumstances shall the term commence prior to December 1, 1987.

               (b) Possession of the Premises shall not be deemed tendered and the term shall not commence until the first to occur of the following:

                    (1) Upon substantial completion of all work to be done by Landlord pursuant to Exhibit C (exclusive of telephones or other communication systems and punchlist items) and the receipt of a Certificate of Occupancy from the proper governmental agency (or the receipt of a final building permit acknowledging completion and permitting occupancy of the Premises from the City of San Jose); if no such certificate or permit is required then certification by Landlord's architect or contractor that the Landlord's construction work has been completed; or

                    (2) Upon the occupancy of the Premises by an (?) Tenant's operating personnel, provided however that Tenant, at its sole risk and expense, may, subject to Landlord's reasonable consent, and without causing commencement of the term, install prior to commencement telephone, computer terminal wiring, and equipment and items for storage to the extent permitted by applicable laws provided same does not interfere with Landlord's construction work. It is agreed that Landlord shall in no manner or event (excepting the negligence or willful misconduct of Landlord or its employees or agents) be liable or responsible for damage to, or caused by, Tenant's equipment prior to commencement. Tenant shall not use non-union personnel for such installation prior to commencement without Landlord's prior written approval; or

                    (3) If Landlord is prevented from or delayed from (?) completing its work under Exhibit C due to the acts or omissions of Tenant, then upon the date by which such work would have been completed (?) but for such acts or omissions by Tenant.

          3.   POSSESSION

               If Landlord for any reason cannot deliver possession of the Premises to Tenant at the date of commencement set forth in paragraph 2(a), this lease shall not be void or voidable and Landlord shall not be liable to Tenant for any loss or damage on account thereof. Except as set forth in Exhibit C, Tenant shall not be liable for rent until Landlord delivers possession of the Premises to Tenant, as defined in paragraph (?). If the term commences on a date other than specified in 2(a) above, the parties shall immediately execute an amendment to this lease stating the actual date of commencement. Notwithstanding the above, the period of delay shall not exceed ninety (90) days from December 1, 1987 plus (?) number of days of delay caused by Tenant or by strike or other causes beyond Landlord's reasonable control. If the period of delay exceeds the allowable delay, Landlord shall not be liable to Tenant for any loss or damage on account thereof, but Tenant may, at its option, declare this lease void, and, if Tenant so elects, all amounts deposited with Landlord shall be returned to Tenant. If the delay exceeds ninety (90) days and Tenant does not elect to terminate, and if none of such ninety (90) days of delay has been caused by Tenant, then Tenant shall receive one (1) additional day free monthly rent for every day of delay not caused by Tenant, or by strike, or other causes beyond Landlord's reasonable control, beyond the 90 day period set forth above.

          4.   MONTHLY RENT

               (a) MONTHLY RENT. Tenant shall pay to Landlord as rent for the premises, in advance and subject to adjustment as provided in paragraph 5, the sum of nineteen thousand two hundred seventy-two and 72/100 Dollars ($19,272.72) on or before the first day of the first full calendar month of the term and on or before the first day of each and every successive calendar month. Rent for any partial month shall be payable in advance and shall be prorated at the rate of 1/30th of the monthly rent per day.

               (b) PLACE OF PAYMENT. All rent and other amounts (?) Landlord hereunder shall be paid to Landlord, without deduction or offset (?) in lawful money of the United States of America, at the office of Landlord at 3945 Freedom Circle, Suite 1000, Santa Clara, CA 95054, or to such other person or place as Landlord may from time to time designate in writing.

               (c) FIRST MONTH'S RENT. Landlord acknowledges receipt from Tenant, on the execution hereof, of the sum nineteen thousand two hundred seventy-two and 72/100 ($19,272.72) to be applied against the rent for the first full month of the term for which rent is due.

               (d) SECURITY DEPOSIT. Concurrently with Tenant's execution of this lease, Tenant shall deliver to Landlord an unconditional and irrevocable Letter of Credit in the amount of nineteen thousand two hundred seventy-two and 72/100 dollars ($19,272.72) to secure the faithful performance by Tenant of all of the terms, covenants and conditions of this lease to be kept and performed by Tenant. The Letter of Credit shall be available by draft at sight, subject only to receipt by the bank of a notarized statement from Birk S. McCandless or Steven E. Sund stating that the amount demanded is due and owing to Landlord by reason of the default of Tenant. The Letter of Credit shall by its terms expire not less than one year from the date issued, provided that said Letter of Credit shall be renewed by Tenant for successive periods of not less than one year each to and including not less than ten (10) days after the termination of this lease. The bank's written renewal of the Letter of Credit shall in each case be delivered to Landlord not less than ninety (90) days prior to the expiration date of the then outstanding Letter of Credit. Tenant's failure to so deliver, renew (including specifically but not limited to the delivery to Landlord of such renewal not less than ninety (90) days prior to expiration of the Letter of Credit) and maintain such Letter of Credit shall be a material breach of this lease*.

          If Tenant fails to comply with any provision of this lease, including without limitation the payment of rent and other amounts due Landlord after ten
(10) days' written notice to Tenant, Landlord may immediately and without further notice resort to said Letter of Credit and use or apply all or any part of same to compensate Landlord for any loss and expense occasioned thereby and for the payment of any amount due Landlord under the terms of this lease, or if Tenant's default consists of the failure to renew said Letter of Credit, then to deposit the full amount thereof (less any amount required otherwise to compensate Landlord for its loss and expense) as a cash security deposit to be held by Landlord as if Tenant had deposited the same as provided below.

          If any portion of said Letter of Credit is used as specified above, Tenant shall, within ten (10) days after written demand therefor, restore the Letter of Credit to its original amount, except that if Tenant is reasonably and in good faith contesting in a court of law

*, excepting only that Tenant's failure to so renew the Letter of Credit shall constitute a breach thereof only if it fails to so renew the Letter of Credit after not less than ten (10) days written notice thereof from Landlord.

Landlord's resort to the Letter of Credit, then Tenant shall not be obligated to restore the Letter of Credit while such action is pending. Tenant's failure to restore the Letter of Credit as required herein shall be a material breach of this lease.

          Landlord's resort to said Letter of Credit shall in no way or manner constitute an acceptance of or waiver of such failure by Tenant to comply with this lease; nor shall resort to said Letter of Credit terminate, or permit Tenant to terminate, or constitute a forfeiture of or be construed as an election by Landlord to terminate, this lease; nor shall such resort affect Landlord's remedies otherwise available under this lease or at law.

          Tenant may at any time during the term, deposit with Landlord a cash deposit of nineteen thousand two hundred seventy-two and 72/100 ($19,272.72) as a security deposit in lieu of the aforementioned Letter of Credit, in which event said Letter of Credit shall be promptly returned to Tenant. If Tenant thereafter defaults with respect to any provision of this Lease including but not limited to the provisions relating to the payment of rent and other amounts due Landlord, Landlord may (but shall not be required to) use, apply or retain all or any part of such security deposit for the payment of any amount which Landlord may spend by reason of Tenant's default or to compensate Landlord for any other loss or damage which Landlord may suffer by reason of Tenant's default. If any portion of said deposit is so used, Tenant shall within ten (10) days after written demand therefor, deposit in cash with Landlord in the amount sufficient to restore the security deposit to its original amount; Tenant's failure to do so shall be a material breach of this Lease. Landlord shall not be required to keep this security deposit separate from its general funds and Tenant shall not be entitled to interest on such deposit. At the termination of this Lease, the security deposit or the unused balance thereof shall be returned to Tenant after Tenant vacates the Premises.

          5.   ADJUSTMENT OF MONTHLY RENT

          The monthly rent provided for in paragraph 4(a) shall not be adjusted. If this lease commences on any date other than the first day of a month, then Landlord shall promptly prepare a statement within a reasonable time following lease commencement which prorates the initial rent due as set forth in paragraph 4 (a) and states the actual adjustment and termination dates of the lease.

          6.   RESTRICTION ON USE

          Tenant shall not do or permit to be done in or about the Premises or the Project, nor bring or keep or permit to be brought or (?) in or about the Premises or Project, anything which is prohibited by or will in any way increase the existing rate of (or otherwise affect) (?) or any other insurance covering the Project or any part thereof or any of its contents therein (unless in any such case, Tenant agrees in advance to pay any such increase), or will cause a cancellation of any insurance covering the Project or any part thereof, or any of its contents. Tenant shall not do or permit to be done anything in or about the Premises or Project which will constitute waste or which will unreasonably obstruct or interfere with the rights of other tenants or occupants of the Project or injure or unreasonably annoy them, or use or allow the Premises to be used for any unlawful purpose, nor shall Tenant cause, maintain or permit any nuisance in or about the Premises or the Project. No loudspeaker or other device, system or apparatus which can be heard outside the Premises shall be used in or at the Premises without the prior written consent of Landlord. Tenant shall not use the Premises for sleeping, washing clothes, cooking (except in the lunch room) or the preparation, manufacture or mixing of anything that might emit any unreasonable and objectionable odor, noises or lights into the adjoining premises or common areas, or Project. Tenant shall not do anything on the Premises that will cause damage to the Project or the building in which the Premises are located and the Premises shall not be overloaded. No machinery, apparatus or other appliance shall be used or operated in or on the Premises that will so injure, vibrate or shake the Premises so as to damage the building. Landlord shall be the reasonable judge of whether such odors, noises, lights or vibrations are such as to violate the provisions of this paragraph. No waste materials or refuse shall be dumped upon or permitted to remain upon any part of the Premises or outside of the building proper except in trash containers placed inside exterior enclosures designated for that purpose by Landlord, or inside of the building proper where designated; and no toxic or hazardous materials shall be disposed of through the plumbing or sewage system. No materials, supplies, equipment, finished products or semifinished products, raw materials or articles of any nature shall be stored or permitted to remain outside of the building proper. Only occasional retail sales shall be made on the Premises.

          7.   COMPLIANCE WITH LAWS

          Tenant shall, in connection with its use and occupation of the Premises, at its sole cost and expense, promptly observe and (?) with (i) all laws, statutes, ordinances and governmental rules, regulations or requirements now or hereafter in effect, (ii) with the requirements of any board of fire underwriters or other similar body now or hereafter constituted and (iii) with any direction or occupancy certificate issued pursuant to law by any public authority; provided, however, that no such failure shall be deemed a breach of these provisions if Tenant, immediately upon notification, commences to remedy or rectify said failure. (See also paragraph 50).

          The judgment of any court of competent jurisdiction or the admission of Tenant in any action against Tenant, whether Landlord (?) a party thereto or not, that Tenant has violated any such law, statute, ordinance or governmental rule, regulation, requirement, direction or provision, shall be conclusive of that fact as between Landlord and Tenant.

          Notwithstanding the above and except as otherwise specifically provided in Exhibit C, Landlord shall, at its sole cost and expense, make any additions or changes to the Premises as may be required to bring the Premises into compliance with laws, statutes, ordinances and governmental rules, regulations or requirements in effect at the commencement date of this lease.

          8.   ALTERATIONS

          Tenant shall not make or suffer to be made any alteration, addition or improvement to or of the Premises or any part thereof (collectively referred to herein as "alterations") without (1) the prior written consent of Landlord, which consent shall not be unreasonably withheld and shall not be delayed by more than two (2) weeks (and if Landlord has not responded within two weeks then Landlord shall be deemed to have consented thereto), and (ii) a valid building permit issued by the appropriate governmental authority; provided, however, that if such permit is not required, then it shall be sufficient that the alteration, addition (?) improvement be in compliance with applicable governmental regulations. Notwithstanding the foregoing, Tenant may make alterations costing five thousand and no/100 ($5,000) or less without the prior written consent of Landlord but shall, in such event, promptly inform Landlord of the nature of the alteration, the cost thereof and the contractor engaged or prepared to be engaged to perform such work, and all such work shall be done pursuant to a valid building permit (or, if no such permit is required then in accordance with applicable governmental regulations).

          Any alteration made by Tenant (excluding moveable furniture and trade fixtures not attached to the Premises) shall at once become a part of the Premises and belong to Landlord. Without limiting the foregoing, all heating, lighting, electrical (including all wiring, conduit, outlets, drops, buss ducts, main and subpanels), air conditioning, partitioning, drapery and carpet installations made by Tenant regardless of how attached to the Premises, together with all other alterations that have become an integral part of the building in which the Premises are a part, shall be and become part of the Premises and belong to Landlord upon installation and shall not be deemed trade fixtures, (except as specifically permitted by this paragraph 8) shall remain upon and be surrendered with the Premises at the termination of the lease.

          At any time during the lease term, Tenant may, at its sole cost and expense and on not less than thirty (30) days' prior notice to Landlord, remove and keep any alteration originally made by Tenant at its cost and expense, provided that Tenant shall repair any damage to the Premises caused by such removal and restore the affected area to the condition existing prior to such alteration; provided that notwithstanding the foregoing, Tenant may not remove such alteration, to the extent they constitute Standard Tenant Improvements, within the last twelve (12) months of the lease term. Upon the expiration or sooner termination of the term, Landlord may, at its sole option, require Tenant, at Tenant's sole cost and expense, to promptly both remove any alteration made by Tenant during the term and Tenant shall repair any damage to the Premises caused by such removal. Nothing herein shall restrict Tenant's right to remove its moveable furniture or trade fixtures, providing that any movable furniture and equipment or trade fixtures remaining on the Premises at the expiration or other termination of the term shall become the property of Landlord unless promptly removed by Tenant.

          Any alteration (including the removal of past alterations) by Tenant shall be made by Tenant at its sole risk, cost and expense. Alterations requiring Landlord's consent (and the removal of past alterations where such work costs in excess of $5,000) shall be made only after Landlord's written approval of any contractor or person selected by Tenant for that purpose, which approval shall not unreasonably be withheld.

          If during the term any alteration, addition or change (?) the Premises is required by law, regulation, ordinance or order of any public authority, Tenant, at its sole cost and expense, shall promptly make the same. If during the term any alteration or change to the Common Area (or to the Project or building in which the Premises is located and it being, in Landlord's judgment, impractical for the affected tenants to individually make such alterations, additions or changes) is required by law, regulation, ordinance or order of any public or quasi-public authority the cost of such alteration or change shall be a Common Area Change and Tenant shall pay its percentage share of said costs to Landlord as provided in paragraph 16. (See also paragraph 50).

          9.   REPAIR AND MAINTENANCE

          By entry hereunder Tenant accepts the Premises as being in good and sanitary order, condition and repair (excepting only "punchlist items" provided however that such acceptance shall not be deemed a waiver with respect to structural defects, non-compliance with applicable laws or other items not reasonably ascertainable on walk through inspection). Except as expressly provided below, Tenant shall at its cost keep and maintain the entire Premises and every part thereof including, without limitations, the windows, window frames, plate glass, glazing, truck doors, doors and all door hardware, the interior walls and partitions, lighting and the electrical and plumbing systems. Tenant shall also repair and maintain the heating and air conditioning systems (unless Landlord has elected to keep and maintain the heating and air conditioning systems as provided below) which shall include, without limitation, a periodic maintenance agreement with a reputable and licensed heating and air conditioning service company. If Tenant's use of the heating and air conditioning systems is limited to normal business hours (8 a.m. to 6 p.m.), such agreement shall provide for service at least as often as every 60 days; if Tenant's use of the heating or air conditioning systems extends beyond such normal business hours, this service shall be as often as may be required by Landlord; and in any event such service shall meet all warranty enforcement requirements of such equipment and comply with all manufacturer recommended maintenance. Landlord may elect, at its option, to keep and maintain the heating and air conditioning systems of the Premises and in such event, Tenant shall pay to Landlord upon demand the full cost of such maintenance and of repairs to such systems. In no case shall Tenant be obligated for repairs and maintenance for
(i) structural elements of the building (ii) defects in construction work of Landlord, (iii) repairs or maintenance arising from defaults of Landlord under this Lease, (iv) items which Landlord is obligated to restore pursuant to paragraph 17.

          Subject to the provisions of paragraph 17, Landlord shall keep and maintain at its cost and expense the roof, structural elements, exterior walls of the buildings constituting the Project and Common Area in good order and repair. Landlord agrees to repair or correct, at its cost and expense, all defects in design, materials and workmanship in the Premises and Project which materially affect Tenant's use or occupancy thereof, provided such obligation of Landlord shall not extend to design criteria and/or specifications for computer rooms or other special improvement areas specifically provided by Tenant. If any repairs or maintenance is required because of an act or omission of Tenant, or its agents, employees or invitees, Tenant shall pay to Landlord upon demand the full costs of such repairs of maintenance.

          10.  LIENS

          Tenant shall keep the Premises and the Project free from any liens arising out of any work performed, materials furnished or obligations incurred by Tenant. In the event that Tenant shall not, within ten (10) days following notice of the imposition of such lien, cause the same to be released of record, Landlord shall have, in addition to all other remedies provided herein and by law, the right, but no obligation, to cause the same to be released by such means as it shall deem proper, including payment of the claim giving rise to such lien, sums paid by Landlord for such purpose, and all expenses incurred by (?) connection therewith, shall be payable to Landlord by Tenant on demand with interest at the rate of eighteen percent (18%) per annum or the maximum rate permitted by law, whichever is less. Landlord shall have right at all times to post and keep posted on the Premises any notices permitted or required by law, or which Landlord shall deem proper for the protection of Landlord, the Premises and the Project and any other parties having an interest therein, from mechanics' and materialmen's liens and like liens. Tenant shall give Landlord at least fifteen (15) days' prior notice of the date of commencement of any construction on the Premises in order to permit the posting of such notices.

          Notwithstanding anything to the contrary contained in this paragraph 10, Tenant shall have the right to contest the correctness or validity of any lien referenced in this paragraph 10 if, promptly after written demand by Landlord, Tenant procures and records a lien release (?) bond issued by a corporation authorized to issue surety bonds in California, or delivers to Landlord a Letter of Credit or other suitable security in form reasonably satisfactory to Landlord, in an amount equal to the amount of the claim of lien.

          11.  INSURANCE

          Tenant, at its sole cost and expense, shall keep in force during the term (i) public liability insurance with limits of at least $2,000,000 per occurrence for injuries to or death of persons occurring in, on or about the Premises or the Project and property damage insurance with limits of at least $2,000,000 per occurrence and (ii) Worker's Compensation insurance as required by the State of California. All such policies shall be primary and shall provide that said insurance shall not be cancelled or reduced except upon at least thirty (30) days' prior written notice to Landlord. Further, Tenant's public liability insurance shall name Landlord or Additional Insured using ISO Bureau For G109 or G112001 (or a successor form); shall contain cross-liability endorsements; and shall be issued by an insurance company admitted to transact business in the State of California. Landlord agrees to pay on demand up to $25.00 for the Additional Insured Endorsement.

          Tenant shall, prior to the commencement of the term, provide Landlord with a completed Certificate of Insurance using Acord Form 25, a blank copy of which is attached to this lease. Tenant agrees to increase the coverages or otherwise comply with changes in connection with said public liability, property damage and Worker's Compensation Insurance as Landlord or Landlord's lender may from time to time require.

          Landlord shall obtain and keep in force a policy or policies of insurance covering loss or damage to the Premises, in the amount of the full replacement value thereof, providing protection against those perils included within the classification of "all risk" insurance, with increased cost of reconstruction and contingent liability (including demolition) and flood and/or earthquake insurance if available, plus a policy of rental income insurance in the amount of 100% of twelve (12) months' rent (including sums paid as additional rent) and such other insurance as Landlord or Landlord's lender may from time to time require. The cost of all such insurance purchased by Landlord, plus any charges deferred payment of premiums and any deductible paid by Landlord, shall (?) Common Area Charges and Tenant shall pay its percentage share of such costs as provided in paragraph 16 (provided that if the loss is not due to an act or omission of Tenant or its agents, employees or invitees, any such deductible paid by Landlord shall be amortized and included in Common Area Charges at the rate of 1/120th thereof per month through the remaining term of this lease, and in such event there shall also be included Common Area Charges interest at the rate of twelve (12%) on the balance of such deductible remaining from time to time). If insurance costs are increased due to Tenant's use of the Premises, then Tenant shall pay to Landlord upon demand the full cost of such increase not less than ten (10) days before Landlord is obligated to pay such increased premium (but not less than ten (10) days after Landlord delivers to Tenant a statement from landlord's insurance carrier stating the amount of the increase and the reason therefor). Notwithstanding the foregoing, Tenant shall be obligated to pay any portion of premiums for earthquake insurance if Landlord sells the Project or Premises unless earthquake insurance is the (?) customary for buildings in the same general location in the County of Santa Clara and of substantially similar type, construction and use, or such insurance is required by purchaser's lender. If insurance costs are increased due to Tenant's use of the Premises, then Tenant shall pay to Landlord upon demand the full cost of such increase. Tenant shall be named as an additional insured in Landlord's insurance policy.

          Landlord and Tenant hereby mutually waive any and all rights of recovery against one another for real or personal property loss or damage occurring to the Premises, the Project, or any part thereof, or any personal property therein, from perils insured against under fire and extended insurance and any other property insurance policies existing for the benefit of the respective parties and each party shall cause each such insurance policy obtained by it to provide that the insurance company waives all rights of recovery by way of subrogation against either party in connection with any loss or damage covered by such policy. If additional premiums must be paid, Tenant shall pay such additional premiums necessary to obtain such waver. A copy of the Waiver of Subrogation in favor of Landlord shall be attached to the Tenant's completed Acord Form 25. Tenant shall be named as an additional insured on Landlord's policy and Tenant's rights are subject to a mortgage loss payee clause that Landlord's lender may require.

          Notwithstanding anything hereinabove contained, Tenant shall be responsible for carrying, and shall pay the cost of, any casual insurance as Tenant deems appropriate with respect to any Tenant's personal property and fixtures and any tenant improvements not the property of Landlord.

          12.  UTILITIES AND SERVICES

          Tenant shall pay for all water, gas, light, heat, (?), electricity, telephone, trash pickup, sewer charges and all other services supplied to or consumed on the Premises. In the event that any service is not separately metered to the Premises, the cost of such utility services shall be a Common Area Charge and Tenant shall pay its percentage share of such cost to Landlord as provided in paragraph 16. In addition, the cost of any utility service supplied to the Common Area shall be a Common Area Charge and Tenant shall pay its percentage share of such cost to Landlord as provided in paragraph 16.

          If Tenant's use of any such utility service is materially in excess of the average furnished to the other tenants of the Project and such utility service is not separately metered, then Tenant shall pay to Landlord upon demand the full cost of such excess, or Landlord may cause such utility service to be separately metered, in which case Tenant shall pay the full cost of installing the separate meter.

          Landlord shall not be liable for, and Tenant shall not be entitled to, any abatement or reduction of rent by reason of the failure by any person or entity to furnish any of the foregoing utility services when such failure is caused by any cause beyond the reasonable control of Landlord.

          13.  TAXES AND OTHER CHARGES

          All real estate taxes and assessments and other taxes, fees and charges of every kind or nature levied or assessed against the Project or any part thereof during the term by any federal, state, county, regional, municipal or other governmental or quasi-public authority shall be a Common Area Charge and payable by Tenant as set forth in paragraph 16. To the extent that any taxes set forth in this paragraph 13 for which Tenant is responsible decrease, Tenant's proportionate share of such taxes shall be reduced accordingly by means of reducing Tenant's share of the Common Area charge. By way of illustration and not limitation, "other taxes, fees and charges" as used herein include any and all taxes payable by Landlord (other than state and federal personal or corporate income taxes measured by the net income of Landlord from all sources, premium taxes or Landlord's franchise, estate, inheritance, successions, or gift taxes), whether or not now customary or within the contemplation of the parties hereto, (i) upon, allocable to, or measured by the rent payable hereunder, including, without limitation, any gross income or excise tax levied by the local, state or federal government with respect to the receipt of such rent,
(ii) upon or with respect to the possession, leasing, operating, management, maintenance, alteration, repair, use of occupancy by Tenant of the Premises or any part thereof, (iii) upon or measured by the value of Tenant's personal property or leasehold improvements located in the Premises, (iv) upon this transaction or any document to which Tenant is a party creating or transferring an interest or estate in the Premises, (v) upon or with respect to parking or the number of persons employed in or about the Project, and (vi) any tax, license, franchise free or other imposition upon Landlord which is otherwise measured by or based in whole or in part upon the Project or any portion thereof. If Landlord contests any such tax, fee or charge, the cost and expense incurred by Landlord thereby shall also be a Common Area Charge and payable by Tenant as set forth in paragraph 16. In the event the Premises and any improvements installed therein by Tenant or Landlord are valued by the assessor disproportionately higher or lower than those (?) of other tenants in the building or Project or in the event alterations (?) improvements are made to the Premises, Tenant's percentage share of such taxes, assessments, fees and/or charges shall be readjusted upward or downward accordingly and Tenant agrees to pay such readjusted share. Such determination shall be made by Landlord from the respective valuations assigned in the assessor's work sheet or such other information was may (?) reasonably available and Landlord's determination thereof shall be conclusive.

          Tenant at its cost shall have the right at any time to seek a reduction in the assessed valuation of the Premises or the Project or to contest any real property taxes, assessments, fees or other taxes and charges that are to be paid by Tenant; provided, however, that any such contest or proceeding shall be at Tenant's sole cost and expense and provided further that Tenant shall hold Landlord and the Premises and the Project harmless therefrom. Landlord shall not be required to join in any proceeding or contest brought by Tenant unless the provisions of any law require that the proceeding or contest be brought by or in the name of Landlord or any owner of the Premises. In that case Landlord shall cooperate and join in the proceeding or contest or permit it to be brought in Landlord's name as long as Landlord is not required to bear any cost. If Tenant seeks to reduce or contest any such tax, assessment, fee or other charge and if requested by Tenant, Landlord agrees to pay such tax assessment, fee or charge under protest and to otherwise deal with the appropriate authority in a manner consistent with Tenant's contest or proceeding and the applicable rules, regulations or procedures of such authority. In the event Tenant obtains any refund attributable to the Premises, such refund shall belong to Tenant.

          Tenant agrees to pay, before delinquency, any and all taxes levied or assessed during the term hereof upon Tenant's equipment, furniture, fixtures and other personal property located in the Premises, including carpeting and other property installed by Tenant notwithstanding that such carpeting or other property has become a part of the Premises. All taxes or other charges due under this paragraph 13 shall be prorated to reflect the portion of any such tax or charge attributable to the period between the commencement and termination dates of the lease.

          14.  ENTRY BY LANDLORD

          Landlord reserves, and shall at all reasonable times have, the right to enter the Premises, (i) to inspect the Premises, (ii) to supply services to be provided by Landlord hereunder, (iii) to show the Premises to prospective purchasers or lenders and put 'for sale' signs thereon, (iv) during the last six months of the term, or during any period when Tenant is in default, to show the Premises to prospective tenants and to put 'for lease' signs thereon, (v) to post notices required or allowed by this lease or by law, (vi) to alter, improve or repair the Premises and any portion of the Project, and (vii) to erect scaffolding and other necessary structures in or through the Premises or the Project where reasonably required by the character of the work to be performed. Except to the extent Landlord is negligent, or engages in willful misconduct, the exercise of its right of entry hereunder, Landlord shall not be liable in any manner for any inconvenience, disturbance, loss of business, nuisance or other damage arising from Landlord's entry and acts pursuant to this (?) paragraph and Tenant shall not be entitled to an abatement or reduction in rent if Landlord exercises any rights reserved in this paragraph. For (?) each of the foregoing purposes, Landlord shall have the right to use any and all means which Landlord may deem proper to open said doors in an emergency in order to obtain entry to the Premises. Any entry by Landlord to the Premises pursuant to this paragraph shall not under any circumstances be construed or deemed to be a forcible or unlawful entry into (?) a detainer of the Premises or an eviction, actual or constructive, of (?) Tenant from the Premises or any portion thereof. Landlord shall also have the right at any time to change the name (provided that such name is not the name of one of Tenant's major competitors) or designation by which (?) Project is commonly known.

          Notwithstanding anything to the contrary contained in this paragraph 14, Landlord may not enter the Premises, except in the case of an emergency, unless (i) Landlord has given Tenant at least twenty-four (24) hours' prior notice of its intent to enter and (ii) such inspection is subject to the reasonable security requirements of Tenant, and (iii) such entry by Landlord shall not materially and unreasonably interfere with Tenant's use of the Premises. Landlord shall not materially block or obstruct Tenant's front entrance, nor erect scaffolding within the Premises unless reasonably required in order for Landlord to fulfill its obligations under this lease.

          15.  COMMON AREA

          Subject to the terms and conditions of this lease and such rules and regulations as Landlord may from time to time prescribe, Tenant and Tenant's employees, invitees and customers shall, in common with other occupants of the Project in which the Premises are located, (?) and their respective employees, invitees and customers and others entitled to the use thereof, have the nonexclusive right to use the access roads, parking areas and facilities provided and designated by Landlord for the general use and convenience of the occupants of the Project, which areas and facilities are referred to herein as "Common Area". This right shall terminate upon the termination of this lease.

          Landlord reserves the right from time to time to make changes in the shape, size, location, amount and extent of the Common Area provided that such changes do not unreasonably interfere with the conduct of Tenant's business. Landlord further reserves the right to promulgate such rules and regulations relating to the use of the Common Area, and any part thereof, as Landlord may deem appropriate for the best interests of the occupants of the Project. The rules and regulations shall be binding upon Tenant upon delivery of a copy of them to Tenant and Tenant shall abide by them and cooperate in their observance. Such rules and regu-lations may be amended by Landlord from time to time, with or without advance notice, but shall not unreasonably and materially diminish Tenant's use of the Premises or the Common Area.

          Tenant shall be assigned the use of no less than one hundred seventeen
(117) parking spaces in the Common Area as designated from time to time by Landlord. Landlord agrees to label at its expense (?) to ten (10) visitors stalls; and Landlord, at the request and expense of Tenant agrees to label the remaining (107) parking spaces. It is agreed that Landlord is not responsible for policing any of such parking spaces. Tenant shall not at any time park or permit the parking of Tenant's trucks or other vehicles, or the trucks or other vehicles of others, adjacent to loading areas so as to interfere in any way with the use of such areas; nor shall Tenant at any time park or permit the parking of Tenant's vehicles or trucks, or the vehicles or trucks of Tenant's suppliers or others, in any portion of the Common Area not designated by Landlord for such use by Tenant. Tenant shall not park or permit any inoperative vehicle or equipment to be parked on any portion of the Common Area.

          Landlord shall operate, manage and maintain the Common Area. The manner in which the Common Area shall be operated, managed and maintained and the expenditures for such operation, management and maintenance shall be at the sole, but reasonable, discretion of Landlord. The cost of such maintenance, operation and management, including but not limited to landscaping, repair of paving, parking lots and sidewalks, security services and salaries and employee benefits (including union benefits) of on-site and accounting personnel engaged in such maintenance and operations management (but excluding payments on loans or ground leases, brokerage commission and costs directly related to leasing the Project, damages caused by other tenants or their employees or agents, the cost of repair or correction of construction defects, and management fees in excess of the five percent (5%) referred to in paragraph 16 below) shall be a Common Area Charge and Tenant shall pay to Landlord its percentage share of such costs as provided in paragraph 16.

          16.  COMMON AREA CHARGES

          Tenant shall pay to Landlord, as additional rent, an amount equal to 28.7% (29,424 [divided by] 102,528 square feet) of the total Common Area Charges as defined in this lease. Tenant further agrees that Common Area Charges shall include an additional 5% of the actual expenditures for the aggregate of all other Common Area Charges in order to compensate Landlord for accounting and processing services. Tenant's percentage share of Common Area Charges shall be paid as follows:

          At or prior to the commencement of the term and to the commencement of each calendar year of the term, Landlord shall deliver to Tenant a written estimate of total Common Area Charges during the balance of the calendar year in which the term commences and each succeeding calendar year, respectively. Tenant shall pay, as additional rent, on the first day of each month during the calendar year (or portion thereof) covered by such estimate, its percentage months share of Common Area Charges as shown on such estimate. Within thirty
(30) days of the end of
each calendar year and of the end of the term, Landlord shall deliver to Tenant a statement of actual Common Area Charges incurred for the preceding year, or, in the case of a statement after the end of the term, covering the year in which the lease terminates. If such statement shows that Tenant has paid less than its actual percentage then Tenant shall on demand pay to Landlord the amount of such deficiency. If such statement shows that Tenant has paid more than its percentage share then Landlord shall, at its option, promptly refund such excess to Tenant or credit the amount thereof to the rent next becoming due from Tenant. Landlord reserves the right to revise any estimate of Common Area Charges if actual or projected Common Area Charges show an increase or decrease in excess of 10% from any earlier estimate for the same period. In such event, Landlord shall deliver the revised estimate to Tenant, together with an explanation of the reasons therefor, and Tenant shall revise its payments accordingly. Landlord's and Tenant's obligations with respect to adjustments at the end of the term of this lease shall survive such termination.

          Landlord shall allow Tenant reasonable access to Landlord's books and records respecting Common Area Charges. Tenant shall be entitled to cause a certified public accountant to perform an audit of the statement of actual Common Area Charges for the preceding year, and in the event such audit shall establish that the amount shown on such statement overstates by more than two percent (2%) the amount Tenant is liable for then Landlord shall promptly reimburse to Tenant any sums overpaid by Tenant, together with interest on the overpaid amounts at the rate of ten percent (10%) per annum and the cost of such audit. In the event such audit shall not establish such overstatement, Tenant shall pay the entire cost of such audit.

     17.  DAMAGE BY FIRE; CASUALTY

          In the event the Premises are damaged by any casualty which is covered under an insurance policy required to be maintained pursuant to paragraph 11, or in the event the Premises are damaged by any casualty not covered under an insurance policy required to be maintained pursuant to paragraph 11 and the cost of restoration is less than fifty thousand dollars ($50,000.00), Landlord shall be entitled to the use of all insurance proceeds and shall repair such damage and restore the Premises to substantially the condition existing prior to such damage, and this lease shall continue in full force and effect provided however in the event the Premises cannot be reasonably and lawfully restored within nine
(9) months of the date of such damage, either party may terminate this Lease effective upon written notice of termination given to the other party within thirty (30) days of the date of such damage. Tenant shall on demand pay to Landlord the amount equal to the deductible under any such insurance, except as provided in paragraph 11.

          In the event the Premises are damaged by any casualty not covered under an insurance policy required to be maintained pursuant to paragraph 11 and the cost of restoration is fifty thousand dollars ($50,000.00) or more, Landlord may, at Landlord's option, either (i) repair such damage, at Landlord's expense, as soon as reasonably possible in which event this lease shall continue in full force and effect, or (ii) give written notice to Tenant within thirty (30) days after the date of the occurrence of such damages of Landlord's intention to cancel and terminate this lease as of the date of the occurrence of the damages; provided, however, that if such damage is caused by an act or omission to act of Tenant or its agent, servants or employees, then Tenant shall repair such damage promptly at its sole cost and expense. In the event Landlord elects to terminate this lease pursuant hereto, Tenant shall have the right within ten (10) days after receipt of the required notice to notify Landlord in writing of Tenant's intention to repair such damage at Tenant's expense, without reimbursement from Landlord, in which event the lease shall continue to full force and effect and Tenant shall proceed to make such repairs as soon as reasonably possible. If Tenant does not give such notice within the ten (10) day period, this lease shall be cancelled and terminated as of the date of the occurrence of such damage. Under no circumstances shall Landlord be required to repair any injury or damage by fire or other cause, or to make any restoration or replacement of, any of Tenant's personal property, trade fixtures or property leased from third parties, whether or not the same is attached to the Premises.

          If the Premises are totally destroyed during the term from any cause (including any destruction required by any authorized public authority), whether or not covered by the insurance required under paragraph 11, this lease shall automatically terminate as of the date of such total destruction; provided, however, that if the Premises can reasonably and lawfully be repaired or restored within nine (9) months of the date of destruction to substantially the condition existing prior to such destruction and if the proceeds of the insurance payable to the Landlord by reason of such destruction is sufficient to pay the cost of such repair or restoration, then the said insurance proceeds shall be so applied, Landlord shall promptly repair and restore the Premises and this lease shall continue, without interruption, in full force and effect. If the Premises are totally destroyed during the last twelve (12) months of the term, Landlord may at Landlord's option cancel and terminate this lease as of the date of occurrence of such damage by giving written notice to Tenant of Landlord's election to do so within thirty (30) days after the occurrence of such damage.

          If the Premises are partially or totally destroyed or damaged and Landlord or Tenant repair them pursuant to this lease, the rent payable hereunder for the period during which such damage and repair continues shall be abated in proportion to the square footage rendered unusable to Tenant or Tenant's business operations by reason of such damage or destruction.

     18.  INDEMNIFICATION

          Landlord shall not be liable to Tenant and Tenant hereby waives all claims against Landlord for any injury to or death of any person or damage to or destruction of property in or about the Premises or the Project by or from any cause whatsoever except the negligence or wilful misconduct of Landlord or its authorized representatives. Except as to injury to persons or damage to property the principal cause of which is the negligence or wilful misconduct of Landlord or its authorized representatives, Tenant shall hold Landlord harmless from and defend Landlord against any liability, loss, damage or expense, including attorney fees arising out of any injury to or death of any person or damage to or destruction of property occurring in, on or about the Premises from any cause whatsoever. Tenant shall hold Landlord harmless from and defend Landlord against any liability, loss, damage, or expense, including attorney fees, arising (i) out of the failure of Tenant to observe or comply with laws or other requirements as set forth in paragraph 7, or (ii) by reason of any labor or service performed for, or materials used or furnished to, Tenant or any contractor engaged by Tenant with respect to the Premises. The provision of this paragraph shall survive the expiration of earlier termination of this lease. In no event shall Tenant's obligations to hold Landlord harmless and indemnify Landlord include
(i) liability, loss, damage or expense arising from defects in Landlord's construction work or from defaults by Landlord under this Lease and, (ii) liability, loss, damage or expense arising from the acts or omissions of other tenants in the property.

     19.  ASSIGNMENT AND SUBLETTING

          Tenant shall not voluntarily assign, encumber or otherwise transfer its interest in this lease or in the Premises, or sublease all or any part of the Premises, or allow any other person or entity to occupy or use all or any part of the Premises, without first obtaining Landlord's written consent, which consent shall not be unreasonably withheld. Any assignment, encumbrance or sublease without Landlord's election, shall constitute a default.

          If Tenant desires to sublet or assign all or any portion of the Premises, Tenant shall give Landlord written notice thereof, specifying the projected commencement date of the proposed sublet or assignment (which date shall be not less than fifteen (15) days or more than one hundred twenty (120) days after the date of such notice), the portions of the Premises proposed to be sublet or assigned and the identity of the proposed assignee or subtenant. Tenant shall further provide Landlord with such other information concerning the proposed assignee or subtenant as reasonably requested by Landlord. Except as set forth below, Landlord shall inform Tenant of Landlord's consent, or lack of consent, to the proposed sublet or assignment within ten (10) days from the date of receipt by Landlord of the notice from Tenant and Landlord's failure to respond within such time shall be deemed to be a consent to such sublet or assignment, provided that if Landlord has not received such other information concerning the proposed assignee or subtenant then such period shall be extended to three (3) days after the receipt of such information. In the case of any proposed assignment, or in the case of a proposed sublet of all of the Premises at a time when Tenant has not occupied the Premises or if the proposed sublet is for the entire Premises fora sublet term ending within the last twelve (12) months of the term of this lease, Landlord shall have the right, exercisable by written notice to be delivered to Tenant within thirty (30) days of receipt of Tenant's notice to terminate this lease effective as of the date specified in Tenant's notice as the proposed commencement date of the assignment or sublease. If Landlord does not elect to terminate this lease and if Landlord consents in writing to the proposed assignment of sublet, Tenant shall be free to assign or sublet all or a portion of the Premises subject to the following conditions: (i) any sublease shall be on the same terms set forth in the notice given to Landlord; (ii) no sublease shall be valid (?) no subtenant shall take possession of the sublet premises until an executed counterpart of such sublease has been delivered to Landlord; (iii) no subtenant shall have a further right to sublet without Landlord's consent, which consent shall not be unreasonably withheld; (iv) except as to a sublet for a portion of the Premises during the first eighteen (18) months of the term, one-half of any sums or other economic consideration received by Tenant as a result of such assignment or sublet (except rent or other payments received which are attributable to the amortization over the term of this lease of the cost of leasehold improvements constructed for such assignees or subtenant, and brokerage fees) whether denominated rentals or otherwise, which exceed, in the aggregate, the total sums which Tenant is obligated to pay Landlord under this lease (prorated to reflect obligations allocable to that portion of the Premises subject to such sublease), shall be payable to Landlord as additional rent under this lease without affecting or reducing any other obligation of Tenant hereunder; and (v) no sublet or assignment shall release Tenant of Tenant's obligation or alter the primary liability of Tenant to pay the rent and to perform all other obligations to be performed by Tenant hereunder.

          The acceptance of rent by Landlord from any other person shall not be deemed to be a waiver by Landlord of any provision hereof. Consent to one assignment or sublet shall not be deemed consent to any subsequent assignment or sublet. In the event of default by any assignee of Tenant or any successor of Tenant in the performance of any of the terms hereof, Landlord may proceed directly against Tenant without the necessity of exhausting remedies against such assignee or successor provided that Landlord gives Tenant notice of such default and five (5) days to cure same. Landlord may consent to subsequent assignments or sublets or this lease or amendments or modifications to this lease with assignees of Tenant, without notifying Tenant, or any successor of Tenant and without obtaining its or their consent thereto and such action shall not relieve Tenant of liability under this lease.

          Notwithstanding the above provisions of this paragraph 19, Tenant may, without obtaining the consent of Landlord and without Landlord having the right to terminate this lease as set forth above, assign or sublease the whole or any part of the Premises to any corporation or other entity which acquires or is acquired by Circadian or which results from a merger or consolidation with Circadian or which either controls or is controlled by Circadian or which is controlled by any of the foregoing, provided that (i) Tenant shall continue to be fully obligated for the timely performance of all the terms, covenants, agreements and conditions of this lease and (ii) such assignee or subtenant agrees in writing to be subject to and governed by all of the terms, covenants, agreements and conditions of this lease and such agreement by assignee or subtenant is promptly given to Tenant. Tenant shall give Landlord written notice of any such assignment or sublease as provided above in this paragraph 19, and any such assignment or subletting shall be subject to the conditions for other assignments and sublettings set forth above.

          No interest of Tenant in this lease shall be assignable by operation of law (including, without limitation, the transfer of this lease by testacy or intestacy). Each of the following acts shall be considered an involuntary assignment: (i) if Tenant is or becomes bankrupt or insolvent, makes an assignment for the benefit of creditors or institutes (or has instituted against it) a proceeding under the Bankruptcy Act in which Tenant is the bankrupt; or if Tenant is a partnership or consists of more than one person or entity, if any partner of the partnership or other person or entity is or becomes bankrupt or insolvent or makes an assignment for the benefit of creditors; (ii) if a writ of attachment or execution is levied on this lease; or (iii) if, in any proceeding or action to which Tenant is a party, a receiver is appointed with authority to take possession of the Premises. An involuntary assignment shall constitute a default by Tenant and Landlord shall have the right to elect to terminate this lease, in which case this lease shall (?) be treated as an asset of Tenant. Notwithstanding the foregoing, if a writ of attachment or execution is levied on this lease then Tenant shall have seven (7) days in which to remove same, and if an involuntary proceeding in bankruptcy is brought against Tenant then Tenant shall have thirty (30) days to have such proceedings dismissed.

          Tenant immediately and irrevocably assigns to Landlord as security for Tenant's obligations under this lease, all rent from any subletting of all or a part of the Premises as permitted by this lease, and Landlord, as assignee and as attorney-in-fact for Tenant, or a receiver of Tenant appointed on Landlord's application, any collect such rent and apply it toward Tenant's obligations under this lease; except that, until the occurrence of an act of default by Tenant, Tenant shall have the right to collect such rent, subject to promptly forwarding to Landlord any portion thereof to which Landlord is entitled pursuant to this paragraph 19.

     20.  DEFAULT

          The occurrence of any of the following shall constitute a default by Tenant: (i) failure to pay any rent or other sum payable hereunder within ten (10) days of written notice from Landlord of failure to make such payment when due; (ii) abandonment of the Premises; or (iii) failure to perform any other term, covenant or condition of this lease (?) the failure to perform is not cured within thirty (30) days after written notice thereof has been given to Tenant (provided that if such default cannot reasonably be cured within thirty (30) days, Tenant shall not be (?) default within the thirty (30) days period and diligently and in good faith continues to cure the default). The notice referred to in (iii) above shall specify the alleged default and the applicable lease provisions and shall demand that Tenant perform the provisions of this lease within the applicable period of time and no such notice shall be deemed a forfeiture or termination of this lease unless Landlord so elects in the notice.

          In the event of a default by Tenant, then Landlord, in addition to any other rights and remedies at law or in equity, shall have the right either to terminate Tenant's right to possession of the Premises and thereby terminate this lease or, from time to time and without terminate on this lease relet the Premises or any part thereof for the account and in the name of Tenant for such term and on such terms and conditions as Landlord in its sole discretion may deem advisable, with the right to make alterations and repairs to the Premises.

          Should Landlord elect to keep this lease in full force and effect, Landlord shall have the right to enforce all of Landlord's rights and remedies under this lease, including but not limited to the right to recover and to relet the Premises. If Landlord relets the Premises, then Tenant shall pay to Landlord, as soon as ascertained, the costs and expenses incurred by Landlord in such reletting and shall be applied (i) to the payment of any indebtedness due hereunder, other than monthly rent, from Tenant to Landlord; (ii) to the payment of the cost of any repairs necessary to return the Premises to good condition normal wear and tear excepted, including the cost of alterations and the cost of storing any of Tenant's property left on the Premises at the time of reletting; and (iii) to the payment of monthly rent due and unpaid hereunder. The residue, if any, shall be held by Landlord and applied in payment of future rent or damages in the event of termination as the same may become due and payable hereunder and the balance, if any at the end of the term of this lease, shall be paid by Tenant. Should the monthly rent and Common Area Charges received from time to time from such reletting during any month be less than that agreed to be paid during that month by Tenant hereunder, Tenant shall pay such deficiency to Landlord. Such deficiency shall be calculated and paid monthly. No such reletting of the Premises by Landlord shall be construed as election on its part to terminate this lease unless a notice of such intention is given to tenant or unless the termination hereof is decreed by a court of competent jurisdiction. Notwithstanding any such reletting without termination, Landlord may at any time thereafter elect to terminate this lease for such previous breach, provided it has not been cured.

          Should Landlord at any time terminate this lease for any breach, in addition to any other remedy it may have it shall have the immediate right of entry and may remove all persons and property from the Premises and, in addition to all its other rights and remedies, shall be entitled to recover from Tenant all damages it may incur by reason of such breach, including the cost of recovering the Premises and including (i) all amounts that would have fallen due as rent between the time of termination of this lease and the time of the judgment or other award plus interest on the balance at the rate of twelve percent (12%) per year, but less the avails of relettings and attornments; (ii) the worth at the time of the judgment or other award of the amount by which the unpaid rent for the balance of the term exceeds the amount of such rental loss that Tenant provides could be reasonably avoided; (iii) any other amount necessary to compensate Landlord for all the detriment proximately caused by Tenant's failure to perform its obligations under this lease or which in the ordinary course of things would be likely to result therefrom. "Worth" as used in this provision is computed by discounting the total at the discount rate of the Federal Reserve Bank of San Francisco at the time of the judgment or award plus one percent (1%). Property removed from the Premises may be stored in a public or private warehouse or elsewhere at the sole cost and expense of Tenant. In the event that Tenant shall not immediately pay the cost of storage of such property after the same has been stored for a period of thirty (30) days or more, Landlord may sell any or all there of at a public or private sale in such manner and at such times and places at Landlord in its sole discretion may deem proper, without notice to or demand upon Tenant.

          Any proof by Tenant under subparagraphs (2) and (3) or section 1951.2(a) of the California Civil Code of the amount of rental loss that could be reasonably avoided shall be made in the following manner: Landlord and Tenant shall each select a licensed real estate broker in the business of renting property at the same type and use as the Premises in the same geographical vicinity. Such two real estate brokers shall select a third licensed real estate broker, and the three licensed real estate brokers so selected shall determine the amount of the rental loss that could be reasonably avoided for the balance of the terms after the time of award. The decision of the majority of said licensed real estate brokers shall be final and binding upon the parties hereto.

          21.  LANDLORD'S RIGHT TO CURE TENANT'S DEFAULT

          Landlord, at any time after Tenant commits a default, can cure the default at Tenant's cost. If Landlord at any time, by reason of Tenant's default, pays any sum or does any act that requires the payment of any sum, the sum paid by Landlord shall be due immediately from Tenant to Landlord at the time the sum is paid, and if paid at a later date shall bear interest at the rate of eighteen percent (18%) per annum or the maximum rate permitted by law, whichever is less, from the date the sum is paid by Landlord until Landlord is reimbursed by Tenant. This sum, together with interest on it, shall be additional rent.

          22.  EMINENT DOMAIN

          If all or any part of the Premises shall be taken by any public or quasi-public authority under the power of eminent domain or conveyance in lieu thereof, this lease shall terminate as to any portion of the Premises so taken or conveyed on the date when title vests in the condemnor, and Landlord shall be entitled to any and all payments, income rent or award (or any interest therein) which may be paid or made in connection with such taking or conveyance. Tenant shall have no claim against Landlord or otherwise for the value of any unexpired term of this lease. Notwithstanding the foregoing, Tenant shall be entitled to,
(i) the value of relocation expenses of Tenant necessitated by such taking, and
(ii) any compensation for deprecation to and loss or removal of equipment and fixtures, but in each case only to the extent the condemning authority makes a separate award therefor or specifically identifies a portion of the award as being therefor. Each party waives the provisions of Section 1265.130 of the Code of Civil Procedure (which section allows either party to petition the Superior Court to terminate this lease in the event of a partial taking of the Premises).

          If any action or proceeding is commenced for such taking of the Premises or any portion thereof or of any other space in the Project, or if Landlord is advised in writing by any entity or body having the right of power of condemnation of its intention to condemn the Premises or any portion thereof or of any other space in the Project, or if Landlord is advised in writing by an entity or body having the right (?) power of condemnation of its intention to condemn the Premises or any portion thereof or of any other space in the Project, and Landlord shall decide to discontinue the use and operation of the Project or decide to demolish, alter or rebuild the Project, then Landlord shall have the right to terminate this lease by giving Tenant written notice thereof within sixty (60) days of the date of receipt of said written advice or the commencement of said action or proceeding. Such termination shall take place on the last day of the calendar month next following the month in which such notice is given or the date on which title shall vest in the condemnor, whichever occurs first.

          In the event of a partial taking, or conveyance in lieu thereof, of the Premises and twenty-five percent (25%) or more of the number of square feet in the Premises are taken, or of the Common Area and the Premises thereby fails to meet applicable governmental rules and regulations concerning the minimum number of parking spaces for similar zoned premises in the City of San Jose or if twenty percent (20%) or more of Tenant's parking spaces are taken, then Tenant may terminate this lease. Any election by Tenant to so terminate shall be by written notice given to Landlord within sixty (60) days from the date of such taking or conveyance and shall be effective on receipt of such written notice by Landlord.

          If a portion of the Premises be taken by power of eminent domain or conveyance in lieu thereof and neither Landlord nor Tenant shall terminate this lease then this lease shall continue in full force and effect as to the part of the Premises not so taken or conveyed and all payments of rental shall be apportioned as of the date of such taking or conveyance so that thereafter the amounts to be paid by Tenant shall be in the ratio that the area of the portion of the Premises not so taken bears to the total area of the Premises prior to such taking.

          23.  COVENANT TO SURRENDER

          On the last day of the term or on the effective date of any earlier termination, Tenant shall surrender to Landlord the Premises and all of Tenant's improvements and alterations in their condition existing as of the commencement of the term (reasonable wear and tear excepted), with all originally painted interior walls washed if marked or damaged, interior vinyl covered walls cleaned and repaired or replaced if marked or damaged, all carpets shampooed and cleaned, the air conditioning and heating system serviced and repaired by a reputable and licensed service firm (unless Landlord has elected to maintain such system pursuant to paragraph 9 above) and all floors cleaned and waxed; all to the reasonable satisfaction of Landlord. Tenant shall remove all of Tenant's personal property and trade fixtures, together with improvements or alterations that Tenant is obligated or has the option to remove pursuant to the provisions of paragraph 8, from the Premises, and all such property not removed shall be deemed abandoned. At Tenant's request, Landlord shall inspect the Premises on the last day of the term and if Tenant has performed its obligation under this paragraph 23, Landlord agrees to acknowledge same in writing.

          If the premises are not surrendered as required in (?) paragraph, Tenant shall indemnify Landlord against (i) all expenses incurred by Landlord by reason of Tenant's failure to surrender the Premises in the manner and condition required by paragraphs 8 and 23, ((?) loss of rent by reason of Tenant's failure to so surrender the Premises and consequent delay in the commencement date of any subsequent lease with another party covering all or a portion of the Premises, and (iii) losses or damage arising from the cancellation of any subsequent lease covering the Premises or any portion thereof by reason of Tenant's failure to so surrender the Premises; provided that Landlord shall use its reasonable efforts to mitigate these damages. It is agreed between Landlord and Tenants that the provisions of this paragraph shall survive termination of this lease.

          24.  TENANT'S QUITCLAIM

          At the expiration or earlier termination of this lease, Tenant shall execute, acknowledge and deliver to Landlord, within ten (10) days after written demand from Landlord to Tenant, any quitclaim deed or other document required by any reputable title company, licensed to operate in the State of California, to remove the cloud or encumbrance created by this lease from the real property of which the Premises are a part. This obligation shall survive said expiration or termination.

          25.  HOLDING OVER

          Any holding over after the expiration or termination of this lease (with the written consent of Landlord delivered to Tenant) shall be construed to be a tenancy from month to month at the monthly rent, as adjusted, in effect on the date of such expiration or termination. All provisions of this lease, except those pertaining to the terms and any option to extend, shall apply to the month to month tenancy. This provisions of this paragraph are in addition to, and do not affect, Landlord's right of re-entry or other rights hereunder or provided by law.

          If Tenant shall retain possession of the Premises or any part thereof without Landlord's consent following the expiration or sooner termination of this lease for any reason, then Tenant shall pay to Landlord for each day of such retention double the amount of the daily rental in effect during the last month prior to the date of such expiration or termination. Acceptance of rent by Landlord following expiration or termination shall not constitute a renewal of this lease, and nothing contained in this paragraph shall waive Landlord's right of re-entry or any other right. Tenant shall be only a Tenant at sufferance, whether or not Landlord accepts any rent from Tenant, while Tenant is holding over without Landlord's written consent.

          26.  SUBORDINATION

          In the event Landlord's title or leasehold interest is now or hereafter encumbered in order to secure a loan from an institutional lender to Landlord, Tenant shall, at the request of Landlord or the lender, execute in writing an agreement subordinating its rights under this lease to the lien of such encumbrance, or, if so requested, agreeing that the lien of lender's encumbrance shall be or remain subject and subordinate to the rights of Tenant under this lease. Tenant hereby irrevocably appoints Landlord the attorney in fact of Tenant to execute, deliver and record any such instrument or instruments for and in the name and on behalf of Tenant. Notwithstanding any such subordination, Tenant's (?) possession under this lease shall not be disturbed if Tenant is not in default and so long as Tenant shall pay all amounts due hereunder and otherwise observe and perform all provisions of this lease.

          If Landlord or such lender requests from Tenant such agreement subordinating its rights, Landlord shall, if Tenant so requests, deliver to Tenant a non-disturbance agreement from each and every lender holding a mortgage or deed of trust encumbering all or any portion of the Premises and which is then prior and superior to this lease, which non-disturbance agreement shall provided that such lender agrees that Tenant's possession and quiet enjoyment of the Premises shall not be disturbed by such lender so long as Tenant performs all of its obligations under this lease, and which shall otherwise be in form reasonably satisfactory to Tenant and such lender.

          27.  CERTIFICATE OF ESTOPPEL

          Each party shall, within ten (10) days after request therefor, execute and deliver to the other party, in recordable form, a certificate stating that the lease is unmodified and in full force and effect, or in full force and effect as modified and stating the modifications. The certificate shall also state the amount of the monthly rent, the date to which monthly rent has been paid in advance, the amount of the security deposit and/or prepaid monthly rent, and, if the request is made by Landlord, shall include such other items as Landlord or Landlord's lender may reasonably request. Failure to deliver such certificate within such time shall constitute a conclusive acknowledgment by the party failing to deliver the certificate that the lease is in full force and effect and has not been modified except as may be represented by the party requesting the certificate. Any such certificate requested by Landlord may be conclusively relief upon by any prospective purchaser or encumbrancer of the Premises or Project. Further, within ten (10) days following written request made from time to time by Landlord, Tenant shall furnish to Landlord current financial statements of Tenant, provided, however, that Tenant shall not be required to deliver such financial statements more often than twice per year.

          28.  SALE BY LANDLORD

          In the event the original Landlord hereunder, or any successor owner of the Project or Premises, shall sell or convey the Project or Premises, all liabilities and obligations on the part of the original Landlord, or such successor owner, under this lease accruing thereafter shall terminate, provided all such liabilities and obligations shall be assumed and be binding upon the new owner. Tenant agrees to attorn to such new owner and to look solely to such new owner for performance of any and all such liabilities and obligations arising under this lease. Landlord or its successors shall give prompt notice to Tenant of any such sale or conveyance.

          29.  ATTORNMENT TO LENDER OR THIRD PARTY

          In the event the interest of Landlord in the land and buildings in which the Premises are located (whether such interest of Landlord is a fee title interest or a leasehold interest) is encumbered deed of trust, and such interest is acquired by a lender or any other third party through judicial foreclosure or by exercise of a power of (?) at private trustee's foreclosure sale, Tenant hereby agrees to attorn (?) the purchaser at any such foreclosure to sale and to recognize such purchaser as the Landlord under this lease, provided such attornment does not disturb Tenant's leasehold interest.

          30.  DEFAULT BY LANDLORD

          Landlord shall not be in default unless Landlord fails to perform obligations required of Landlord within a reasonable time, but in no event later than sixty (60) days after written notice by Tenant to Landlord and to the holder of any first mortgage or deed of trust covering the Premises specifying wherein Landlord has failed to perform such obligations; provided, however, that if the nature of Landlord's obligations is such that more than sixty (60) days are required for performance, then Landlord shall not be in default if Landlord commences performance within such thirty (30) day period and thereafter diligently prosecutes the same to completion.

          If Landlord is in default of this lease, and as a consequence Tenant recovers a money judgment against Landlord, the judgment shall be satisfied only out of the proceeds of sale received on execution of the judgment and levy against the right, title and interest of Landlord in the Project of which the Premises are a part, and out of rent or other income from such real property receivables by Landlord or out of the consideration received by Landlord from the sale or other disposition of all or any part of Landlord's right, title and interest in the Project of which the Premises are a part. Neither Landlord nor any of the partners comprising the partnership designated as Landlord shall be personally liable for any deficiency.

          31.  CONSTRUCTION CHANGES

          It is understood that the description of the Premises and the location of ductwork, plumbing and other facilities therein are subject to such minor changes as Landlord or Landlord's architect determines to be desirable in the course of construction of the Premises and/or the improvements constructed or being constructed hereon, and no such changes or any changes in plans for any other portions of the Project, shall affect this lease or entitle Tenant to any reduction of rent hereunder or result in any liability of Landlord to Tenant unless such changes materially interfere with Tenant's use of the Premises.

          32.  MEASUREMENT OF PREMISES

          Tenant understands and agrees that any reference to square footage of the Premises is approximate only and includes all interior partitions and columns, one-half of exterior walls, and one-half of the partitions separating the Premises from the rest of the Project and any outside entry overhang, if applicable. Tenant waives any claim against Landlord regarding the accuracy of any such measurement and agrees that there shall not be any adjustment in monthly rent or Common Area Charges or other amounts payable hereunder by reason of inaccuracies in such measurement.

          33.  EXHIBITS AND ATTACHMENTS

          All exhibits and attachments to this lease are a part hereof.

          34.  ATTORNEYS FEES

          If either party commences an action against the other party arising out of or in connection with this lease, the prevailing party shall be entitled to have and recover from the losing party all expenses of litigation, including, without limitation, travel expenses, attorney fees, expert witness fees, trial and appellate court costs, and deposition and transcript expenses. If either party becomes a party to any litigation concerning this lease, the Premises, or the Project by reason of any act or commission of the other party or its authorized representatives, the party that causes the other party to become involved in the litigation shall be liable to that party for all expenses of litigation, including, without limitation, travel expenses, attorney fees, expert witness fees, trial and appellate court costs, and deposition and transcript expenses.

          35.  SURRENDER

          The voluntary or other surrender of this lease or the Premises by Tenant, or a mutual cancellation of this lease, shall not (?) a merger, and at the option of Landlord shall either terminate all or any existing subleases or subtenancies or operate as an assignment to Landlord or all or any such subleases or subtenancies.

          36.  WAIVER

          No delay or omission in the exercise of any right or remedy of Landlord on any default by Tenant shall impair such right or remedy or be construed as a waiver. The receipt and acceptance by Landlord of delinquent rent or other payments shall not constitute a waiver of any other default and acceptance of partial payments shall not be construed as a waiver of the balance of such payment due. No act or conduct of Landlord, including, without limitation, the acceptance of keys to the Premises, shall constitute an acceptance of the surrender of the Premises by Tenant before the expiration of the term. Only a written notice from Landlord to Tenant shall constitute acceptance of the surrender of the Premises and accomplish a termination of this lease. Landlord's consent to or approval of any act by Tenant requiring a Landlord's consent or approval shall not be deemed to waiver or tender unnecessary Landlord's consent to or approval of any subsequent act by Tenant. Any waiver by Landlord of any default must be in writing and shall not be a waiver of any other default concerning the same or any other provision of this lease.

          37.  EASEMENTS; AIRSPACE RIGHTS

          Landlord reserves the right to alter the boundaries of the Project and grant easements and dedicate for public use portions of the Project without Tenant's consent, provided that no such grant or dedication shall interfere with Tenant's use of the Premises or otherwise cause Tenant to incur cost or expense. From time to time, and upon Landlord's demand, Tenant shall execute, acknowledge and deliver to Landlord, or in accordance with Landlord's instructions, and any all documents, instruments, maps or plats necessary to effectuate Tenant's covenants hereunder.

          This lease confers no rights either with regard to the subsurface of the land on which the Premises are located or with regard to airspace above the ceiling of the Premises. Tenant agrees that no diminution or shutting off of light or view by a structure which is or may be erected (whether or not by Landlord) on property adjacent to the building of which the Premises area a part or to property adjacent thereto, shall in any way affect this lease, or entitle Tenant to any reduction of rent or result in any liability of Landlord to Tenant. Notwithstanding the foregoing, Landlord shall not have the right to materially block or obstruct the main entrance to the Premises.

          38.  RULES AND REGULATIONS

          Landlord shall have the right from time to time to promulgate reasonable rules and regulations for the safety, care and cleanliness of the Premises, the Project and the Common Area, or for the preservations of good order. On delivery of a copy of such rules and regulations to Tenant, Tenant shall comply with the rules and regulations and a violation of any of them shall constitute a default by Tenant under this lease. If there is a conflict between the rules and regulations and any of the provisions of this lease, the provisions of this lease shall prevail. Landlord shall make all reasonable efforts to enforce the rules and regulations uniformly against all tenants in the Project, and no such rules and regulations shall require Tenant to pay additional rent under this lease. Such rules and regulations may be amended by Landlord from time to time with or without advance notice.

          39.  NOTICES

          All notices, demands, requests, consents and other communications which may be given or are required to be given by either party to the other shall be in writing and shall be sufficiently made and delivered if personally served or if sent by United States first class mail, postage prepaid. All such communications from Landlord to Tenant shall be addressed to Tenant at the Premises. All such communications by Tenant to Landlord shall be sent to Landlord at its offices at 3945 Freedom Circle, Suite 1000, Santa Clara, California 95054. Either party may change its address by notifying the other of such change. Each such communication shall be deemed received on the date of the personal service or mailing thereof in the manner herein provided, as the case may be.

          40.  NAME

          Tenant shall not use the name of the Project for any purpose other than as the address of the business conducted by Tenant in the Premises without the prior written consent of Landlord.

          41.  GOVERNING LAW; SEVERABILITY

          This lease shall in all respects be governed by and construed in accordance with the laws of the State of California. If any provision of this lease shall be invalid, unenforceable or ineffective for any reason whatsoever, all other provisions hereof shall be and remain in full force and effect.

          42.  DEFINITIONS

          As used in this lease, the following words and phrases shall have the following meanings:

          AUTHORIZED REPRESENTATIVE: any officer, agent, employee or independent contractor retained or employed by either party, acting within authority given him by that party.

          ENCUMBRANCE: any deed of trust, mortgage or other written security device or agreement affecting the Premises or the Project that constitutes security for the payment of a debt or performance of an obligation, and the note or obligation secured by such deed of trust, mortgage or other written security device or agreement.

          LENDER: the beneficiary, mortgagee or other holder of an encumbrance, as defined above.

          LIEN: a charge imposed on the Premises by someone other than Landlord, by which the Premises are made security for the performance of an act. Most of the liens referred to in this lease are mechanic's liens.

          MAINTENANCE:   repairs, replacement, repainting and cleaning.

          PERSON: one or more human beings, or legal entities or other artificial persons, including, without limitation, partnerships, corporations, trusts, estates, associations and any combination of human being and legal entities.

          PROVISION: any term, agreement, covenant, condition, clause, qualification, restriction, reservation or other stipulation in the lease that defines or otherwise controls, establishes or limits the performance required or permitted by either party.

          RENT: monthly rent, additional rent, Common Area Charges, and all other amounts payable by Tenant to Landlord required by this lease or arising by subsequent actions of the parties made pursuant to this lease.

Words used in any gender include other genders. If there be more than (?) one Tenant, the obligations of Tenant hereunder are joint and several. All provisions whether covenants or conditions, on the part of Tenant shall be deemed to be both covenants and conditions. The paragraph headings are for convenience of reference only and shall have no effect upon the construction or interpretation of any provision hereof.

          43.  TIME

          Time is of the essence of this lease and of each and all of its provisions.

          44.  EXAMINATION OF LEASE

          Submission of this lease for examination or signature (?)by Tenant does not constitute a reservation or option for a lease, and this lease is not effective until its execution and delivery by both Landlord and Tenant.

          45.  INTEREST ON PAST DUE OBLIGATIONS; LATE CHARGE

          Any amount due from Tenant to Landlord hereunder which is not paid when due shall bear interest at the rate of ten percent (10%) per annum from when due until paid, unless otherwise specifically provided herein, but the payment of such interest shall not excuse or cure any default by Tenant under this lease. In addition, Tenant acknowledges that late payment by Tenant to Landlord of monthly rent, or of Tenant's monthly Common Area Charge, or of any other amount due Landlord from Tenant, will cause Landlord to incur costs not contemplated by this lease, the exact amount of such costs being extremely difficult and impractical to fix. Such costs include, without limitation, processing and accounting charges and late charges that may be imposed on Landlord, e.g., by the terms of any encumbrance and note secured by any encumbrance covering the Premises. Therefore, if any such payment due from Tenant is not received by Landlord when due, Tenant shall pay to Landlord an additional sum of four percent (4%) of the overdue payment as a late charge. The parties agree that this late charge represents a fair and reasonable estimate of the costs that Landlord will incur by reason of late payment by Tenant. Acceptance of any late charge shall not constitute a waiver of Tenant's default with respect to the overdue amount, nor prevent Landlord from exercising any of the other rights and remedies available to Landlord. (?) notice to Tenant of failure to pay shall be required prior to the imposition of such interest and/or late charge, and any notice period provided for in paragraph 20 shall not affect the imposition of such interest and/or late charge. Notwithstanding the foregoing, Landlord agrees to forego the late charge and interest on past due obligations no more than twice each lease year, provided that Tenant pays the past-due obligation in full within
(5) days following notice to Tenant of such past-due obligation.

          46.  ENTIRE AGREEMENT

          This lease, including any exhibits and attachments, constitutes the entire agreement between Landlord and Tenant relative to the Premises and this lease and the exhibits and attachments may be altered, amended or revoked only an instrument in writing signed by both Landlord and Tenant. Landlord and Tenant agree hereby that all prior contemporaneous oral agreements between and among themselves or their agents or representatives relative to the leasing of the Premises are merged in or revoked by this lease.

          47.  CORPORATE AUTHORITY

          Tenant shall deliver to Landlord, prior to or at the execution of this lease, a copy of the resolution of the Board of Directors of Tenant authorizing the execution of this lease and naming officers that are authorized to execute this lease on behalf of Tenant, which copy shall be certified by Tenant's president or secretary as correct and in full force and effect.

          48.  RECORDING

          Neither Landlord nor Tenant shall record this lease or short form memorandum hereof without the consent of the other.

          49.  REAL ESTATE BROKERS

          Each Party represents that it has not had dealings with any real estate broker, finder or other person with respect to this lease in any manner, except Cornish & Carey. Each party shall hold harmless the other party from all damages resulting from any claims that may be asserted against the other party by any broker, finder or other person with whom the other party has or purportedly has dealt, and relating to this Lease (including but not limited to any extensions thereof). Landlord shall be solely responsible for paying the commission to Cornish & Carey.

          50.  CAPITAL EXPENDITURES

          Notwithstanding anything to the contrary in paragraphs (?) and 8,
(i) as to any required capital improvement to the Premises having useful life of more than one year and which is not required by reason of Tenant's specific purposes or activities of the Premises, Landlord shall make such capital improvement and Tenant shall pay to Landlord, as additional rent and in equal monthly installments over the remaining term of this lease, the fraction of the cost of such capital improvement equal to the remaining term of this Lease over the useful life of such capital improvement; (ii) as to any required capital improvement to the Common Area having a useful life of more than one year and which is not required by Tenant's specific purposes or activities of the Premises, the cost thereof shall be included within Common Area Charges proportionately over the useful life of such capital improvement: and (iii) the sum of Tenant's payments under subparagraphs (i) and (ii) above shall not exceed fifteen percent (15%) of the monthly rent payable during the concurrent month. Any determination of useful life, as such term is used in this paragraph 50, shall be reasonably made by Landlord.

          51.  OPTION TO EXTEND TERM

          Landlord hereby grants to Tenant the option to extend the term under all the provisions contained in this lease, except for the monthly rent, for one five year period ("Extended Term") following the expiration of the initial term set forth in paragraph 2 ("Initial Term"). The monthly rent for the Extended Term shall be marked rent as determined below, to be increased at the rate of 6% to 8% (as determined below) over the previous year's monthly rent on each one year anniversary date during the Extended Term, provided that in no event shall the monthly rent at the commencement of the Extended Term be less than the monthly rent in effect at the expiration of the Initial Term. Tenant must give written notice to Landlord of its intention to exercise this option at least six
(6) months before the expiration of the Initial Term. The parties shall have forty-five (45) days after Landlord receives the notice of exercise in which to negotiate and agree on the market rent (and the precise annual adjustment percentage within the range of 6% to 8%) for the Extended Term. If the parties are unable to agree on the market rent and such annual adjustment percentage within this forty-five (45) day negotiating period, the market rent and such annual adjustment percentage shall be determined in the following manner: (i) Landlord and Tenant shall each select a licensed real estate broker with not less than five years' experience in the business of commercial leasing of property of the same type and use as the Premises and in the same geographical vicinity, (ii) such two real estate brokers shall select a third similarly qualified broker, and the three brokers so selected shall determine the market rent, (iii) the decision of the majority of said brokers shall be final and binding upon the parties hereto, and (iv) the brokers shall base their determination of the market rent on the monthly rent (and the annual adjustment percentage) obtained for property of comparable location, type and use as the Premises with leases of comparable terms. Each party shall pay the expenses and charges of the broker appointed by it and the parties shall pay the expenses and charges of the third broker in equal shares. As soon as the market rent (and the annual adjustment percentage) is so determined, Landlord and Tenant shall immediately execute an amendment to this Lease stating the new monthly rent (i.e., at market rent but not less than the monthly rent in effect at the expiration of the Initial Term) (?) and such annual adjustment percentage. Tenant shall not assign or otherwise transfer this option and any attempt to do so shall render this option null and void; provided that Tenant may assign this option to any corporation or other entity which acquires or is acquired by Circadian or which results from a merger or consolidation with Circadian or which either controls or is controlled by Circadian or which is controlled by any of the foregoing, if, in any such case, this Lease is concurrently so assigned. Further, if Tenant is in default at the time of its exercise of this option or at the last day of the Initial Term, then such exercise shall be ineffective and the lease shall expire at the end of the Initial Term.

          52.  EXPANSION PROVISION

          During the term, Tenant may give Landlord notice of desire to lease additional or other space, such notice describing the size and location, and other pertinent information regarding the expansion needs of Tenant. If, thereafter, space meeting Tenant's needs becomes available in the Project (or in other Projects owned or managed by Landlord) then Landlord shall promptly notify Tenant of the availability of such space, and at the request of Tenant made within five (5) days of the date of such notice of availability enter into negotiations concerning the lease of such space. If a new lease is negotiated covering space larger than the space leased under this Lease, Landlord will agree, at the request of Tenant, to terminate the lease effective as of the date of such new lease.

          Landlord and Tenant shall negotiate the rent and other terms of any lease of any applicable expansion space in good faith at a rent level, and under other terms, substantially similar to that leased to other Tenants in the Project of which the expansion space is a part during the nine (9) month period prior to Landlord's notice to Tenant that such expansion space is available. If Tenant and Landlord do not successfully negotiate a lease within thirty (30) days of commencement of negotiations, Landlord shall not be obligated in any way to terminate Tenant's lease, nor shall Landlord be liable to Tenant for leasing the applicable expansion space to a third party whether under the same or more favorable terms than that offered to the Tenant.

          This paragraph 52 shall be of no further force and effect in the event of a Sale by Landlord as provided in paragraph 28. The successor owner shall not be obligated to offer any additional space or terminate this lease in any manner.

          IN WITNESS WHERE, Landlord and Tenant have executed and delivered this lease on the date first above written.

LANDLORD:                              TENANT:

CALIFORNIA SECOND, LTD.                CIRCADIAN, INCORPORATED
a Florida limited partnership          a Delaware corporation

By:  McCANDLESS PARTNERSHIP, a
     California general partnership,
     a general partner


    By: /s/ Birk S. McCandless         By: /s/ D. R. Nathe
     -------------------------             -------------------------------------
     Birk S. McCandless, as                (Signature)
     Trustee under the Birk S.
     McCandless and Mary                   D. R. Nathe
     McCandless Inter Vivos                -------------------------------------
     Trust Agreement dated                 (Printed Name)
     February 17, 1982,
     a general partner                     V. P. Manufacturing
                                           -------------------------------------
                                           (Title)

        7/6/87                             June 24, 1987
     -------------------------             -------------------------------------
         (Date)                            (Date)

                                      [MAP]

                          NOW LEASING IN NORTH SAN JOSE

                            McCANDLESS BUSINESS PARK

                              A 250,000 Square Foot
                      Office/Research & Development Center


          PHASE I                            PHASE II


                                      [MAP]






                  A Two-Phased Acre Master Planned Development

                             Single Story Buildings

                              WORK LETTER AGREEMENT
                                     TURNKEY
                                    Circadian


CONSTRUCTION                                                           EXHIBIT C
--------------------------------------------------------------------------------


     The Premises shall be improved in accordance with the following:

     1.   SHELL IMPROVEMENTS:

          Tenant acknowledges having reviewed the drawings listed in Exhibit C-1 and the improvements constructed or to be constructed in accordance therewith, and Tenant hereby approves the same as installed, subject only to such changes as may subsequently be agreed upon by Landlord and Tenant. Such improvements are hereafter called "Shell Improvements".

     2.   TENANT IMPROVEMENTS:

          As used herein, "Tenant Improvements" shall include those items and specifications set forth and described in Exhibits C-2 and C-3, attached hereto, exclusive of Shell Improvements. Landlord shall construct Tenant Improvements in accordance with Exhibits C-2 and C-3, attached hereto, and paragraph 3 below. Landlord and Tenant hereby approve the same.

     3.   TENANT IMPROVEMENT DESIGN SCHEDULE:

          The plans and specifications for the Tenant Improvements and any other improvements shall be completed in accordance with the following:

          (a) Tenant shall approve preliminary floor plan layouts ("Preliminary Floor Plans") to Landlord by June 30, 1987 showing walls, doors, and other Tenant Improvements as desired by Tenant. Landlord shall prepare final plans ("City Ready Plans") ready to submit to the City for a building permit.

          (b) Between June 30, 1987 and July 10, 1987, Landlord's representative and Tenant's representative shall meet as needed to review and complete the final details related to the Preliminary Floor Plans, so that the resulting July 17, 1987 City Ready Plans are subject only to minor changes.

          (c) Concurrently with the preparation of the basic plans referred to in (a) and (b) above, Landlord's contractor and subcontractors or independent designers shall prepare design specifications outlining in reasonable detail electrical, mechanical, and any other requirements not included on the City Ready Plans set forth above. No later than July 10, 1987, Tenant shall have made the decisions required, and supplied to Landlord the information necessary, to complete the above specifications and City Ready Plans in enough detail to bid the work, select subcontractors, and to proceed toward final design of electrical, mechanical and other necessary plans in conformance therewith.

          (d) Tenant's consultant shall provide all other color and material specifications and finish plan by July 10, 1987.

     4.   CHANGES BY TENANT:

          Tenant may request changes or additions to the Tenant Improvements; provided, however, that (i) the effectiveness of any such requested change or addition shall be subject to written approval by an authorized representative of Landlord, (ii) to obtaining any required governmental permits or other approvals and (iii) if such approved change order increases the cost of construction, then Tenant shall pay the additional amount due Landlord within ten (10) days of the day of commencement of the lease.

     5.   CHANGES BY AUTHORITY:

          Tenant agrees that if any change, deletion or addition to any of the improvements proposed to be constructed or installed is required by any governmental authority in connection with obtaining any governmental permit or approval, or otherwise, then such change, deletion or addition shall promptly be made at Tenant's expense. Failure to obtain any required governmental approval or permit for any Tenant Improvements desired by Tenant shall in no way be cause for Tenant to terminate this lease.

     6.   DELAYS CAUSED BY TENANT:

          If the commencement of the term is delayed due in any material respect to Tenant's failure to meet the schedule set forth in paragraph 4 above, or to construction delays because of any changes required by Tenant, or due to any other failures to Tenant to perform its obligations under this lease, then the basic rent and common area charges and any other payments specified in the lease as commencing upon the commencement date of this lease shall nonetheless commence in full as of the date by which Landlord's work would have been, in Landlord's reasonable judgment, completed but for such delays or failure to perform by Tenant.

     7.   PUNCH LIST:

          Within ten (10) business days after commencement of the term, Tenant shall deliver to Landlord a list of items ("Punch List") that Tenant believes Landlord should complete or correct in order for the Premises to be acceptable. Landlord shall commence to complete or correct the items as soon as possible, except those that it contends are not justified. If Tenant does not deliver the Punch List to Landlord within the ten (10) day period, Tenant shall be deemed to have accepted the Premises and approved the construction. Nothing in this paragraph 7 shall delay the commencement of the term or Tenant's obligation to pay rent or to make other payments due Landlord under the lease.

     8. All references in the lease to Exhibit C shall be deemed to also include Exhibits C-1, C-2 and C-3.

                       PLANS FOR McCANDLESS BUSINESS PARK

                             CALIFORNIA SECOND, LTD.



ARCHITECT                      DATE         JOB NO.         PAGE             DESCRIPTION
---------                     ------        -------         ----             -----------
V.C. Wong & Associates,       3/6/84         830123           A              Cover Sheet
Inc.

        "                     3/6/84            "             AS 1           General Specifications, Door
                                                                             Schedule, Door Hardware

        "                     3/6/84            "             AS 2           Handicapped Requirements,
                                                                             Legend and Symbols

        "                     3/6/84            "             AS 3           Sitework Details -
                                                                             Construction Details

        "                     3/6/84            "             AA             Master Site Development Plan
                              Rev: 11/14/83
                              & 1/27/84

        "                     3/6/84            "             A1             Site Plan - Bldg 4

        "                     3/6/84            "             A2             Site Plan - Bldg 5

        "                     3/6/84            "             A3             Floor Plan - Bldg 4

        "                     3/6/84            "             A4             Partial Floor Plan - Bldg 5

        "                     3/6/84            "             A5             Partial Floor Plan - Bldg 5

        "                     3/6/84            "             A6             Floor Plan - Bldg 5

        "                     3/6/84            "             A7             Roof Plan - Bldg 4
                              Rev: 3/22/84

        "                     3/6/84            "             A8             Roof Plan - Bldg 5
                              Rev: 3/22/84

        "                     3/6/84            "             A9             Elevations - Bldg 4

        "                     3/6/84            "             A10            Elevations - Bldg 5

        "                     3/6/84            "             A11            Building Sections - Bldg 4 & 5

        "                     3/6/84            "             A12            Typical Hall Section & Details
                              Rev: 3/22/84

        "                     3/6/84            "             A13            Soffit Plan - Bldg 4

        "                     3/6/84            "             A14            Soffit Plan - Bldg 5

        "                     3/6/84         830123           A15            "Title 24" Requirements -
                                                                             Bldg 4

        "                     3/6/84         830124           A16            "Title 24" Requirements -
                                                                             Bldg 5




ARCHITECT                      DATE                   JOB NO.         PAGE              DESCRIPTION
---------                     ------                  -------         ----              -----------

V.C. Wong & Associates,       3/6/84                  VCW912           S1               General Notes & Details
Inc.                          Rev: 3/22/84

Kee Wong Engineering,
Inc.

        "    "                3/6/84                    "              S2               Details
                              Rev: 3/22/84

        "    "                3/6/84                    "              S3               Roof Notes & Details
                              Rev: 3/22/84

        "    "                3/6/84                    "              S4               Details

        "    "                3/6/84                    "              S5               Section - Details

        "    "                3/6/84                    "              S6               Section - Details
                              Rev: 3/22/84

        "    "                3/6/84                    "              S7               Details
                              Rev: 3/22/84

V.C. Wong & Associates,       3/6/84                  83825            L1               Site Development Plan &
Inc.                          Rev: 12/19/84                                             Notes - Bldg 4

Hoffman Associates            1/19/84 & 2/13/84

        "    "                3/6/84                    "              L2               Site Development Plan &
                              Rev: 12/19/84, 1/24/84,                                   Notes - Bldg 5
                              1/19/84 & 2/13/84

        "    "                3/6/84                    "              L3               Site Development Plan -
                              Rev: 1/20/84 &                                            Irrigation Legend & Plan
                              1/24/84                                                   Bldg 4

        "    "                3/6/84                    "              L4               Site Development Plan -
                              Rev: 1/20/84                                              Irrigation Legend & Plan
                                                                                        Bldg 5

        "    "                3/6/84                    "              L5               Plant List & Notes -
                              Rev: 1/19/84 &                                            Bldg 4
                              1/24/84

        "    "                3/6/84                    "              L6               Plant List & Notes -
                              Rev: 1/19/84                                              Bldg 5

        "    "                3/6/84                    "              L7               Landscape Details
                              Rev: 1/19/84
                              1/24/84, 2/3/84,
                              2/13/84 & 3/2/84

        "    "                3/6/84                    "              L8               Landscape Details

        "    "                3/6/84                    "              L9               Landscape Specifications


     The above list of plans includes a portion of those for proposed tenant improvements as well as those for the building shell. As such, the above specifications may be superseded to the extent inconsistent with the attached Exhibit C-2.

                            McCANDLESS BUSINESS PARK

                   STANDARD TENANT IMPROVEMENT SPECIFICATIONS

                                    Circadian


The Tenant Improvements shall include the following items and shall be constructed in compliance with the following specifications:

6200      FINISH CARPENTRY

          Custom-built cabinets at coffee bar and toilet rooms:

          -    Doors, drawers, and top faced with plastic laminate.

          -    Door Pulls:  Stanley, No. 4484, aluminum satin finish.

          -    Cabinet Hinges:  Stanley, No. 1501-2.

          -    Catches:  Magnetic catches.

          - Shelf Standards: Stanley, No. 6733 aluminum standards and No. 6731 brackets in aluminum mill finish.

          -    Drawer Slides:  Knape & Vogt, No. 1260.

7200      INSULATION

          -    Batt insulation at exterior walls per Title 24 requirements.

          -    R-11 Batt insulation at demising walls and toilet room walls.

8100      METAL DOOR AND WINDOW FRAMES

          - Anodized aluminum, 20 minute fire rated, door frames and accessories by Eclipse. Color: Dark Bronze.

          - Anodized aluminum window frames at sidelites to match door frames.

8200      PLASTIC FACED WOOD DOORS

          -    3 3/4" thick, solid core, fire rated wood doors.

          - Plastic laminate face, color: Rustic Quartered Oak Natural, W-8-164N by Nevamar. Edges stained to match.

8700      HARDWARE

          -    "Levon" by Schlage, oil rubbed bronze finish.

8800      GLAZING

          -    1/4" diagonal wire glass at sidelites.

          -    72" wide x 36" high mirror at toilet rooms.

9250      GYPSUM BOARD

          -    5/8" thick fire rated gypsum board and accessories.

          -    3 5/8" wide screw type, channel shaped metal studs, typical.

9500      ACOUSTICAL CEILING

          - 2' X 4', 1 hour fire rated square edge, acoustical ceiling panels; Natural Fissured II by Conwed. Color: White.

          - "DXL" 1 hour fire rated suspended ceiling grid and accessories by Donn. Color: White.

9650      RESILIENT FLOORING

          - Armstrong, Excellon, 1/8" thick, vinyl composition tile. Color to be selected.

          - 4" rubber carpet and 4" rubber topset base by Burke. Color to be selected.

9680      CARPET

          - "Impact 30" by Philadelphia Carpets; direct glue down. Color and quality to be same as existing at 3960 N. 1st St.

9900      PAINTING

          - Gypsum board walls: taped, textured and painted with one coat flat latex by Kelly-Moore. Color to be selected.

9985      PREFINISHED PANELS

          - 4' wide x 8' high x 1/8" thick Marlite Brand Panels, vinyl-covered aluminum moldings and water-resistant adhesive by Masonite Corporation. Color to be selected.

10160     METAL TOILET COMPARTMENTS

          - Headrail braced steel toilet partitions and wall mounted urinal screen, porcelain enamel finish, by Flush Metal Partitions Corp. Color to be selected.

10800     TOILET AND BATH ACCESSORIES

          -    Grab Bars, 36" & 42" long, #837.

          -    Towel dispenser and waste receptacle, #234.

          -    Toilet seat cover dispenser, #5831.

          -    Toilet paper holder, #5224.

          -    Napkin disposal, #4781 at women's toilet room.

          -    Napkin/tampon vendor, #401-104, at Women's toilet room only.

          -    Soap dispenser, #6314.

          All toilet room accessories by Bradley or equal.

15300     FIRE PROTECTION SYSTEM

          - Complete fire sprinkler system per requirements of local governing agencies and as specified by fire sprinkler subcontractor.

          - Semi-recessed chrome heads and chrome escutheon plates at suspended ceiling areas.

15400     PLUMBING

          - Complete plumbing system including all piping, fixtures, and accessories as required to serve toilet rooms and lunchroom as specified by plumbing subcontractors.

          - Water closet: wall-mounted white vitreous china, water-saver "Afwall" toilet by American-standard; including flush valve assembly and white solid plastic toilet seat.

15400     PLUMBING (Con't)

          - Urinal (Men's Room Only): White vitreous china, "Jetbrook" urinal by American-Standard; including flush valve assembly.

          - Lavatory: White vitreous china, "Aqualyn" lavatory by American-Standard; including single handle faucet.

          - Drinking Fountain: Haws Model No. HWC7 electric water cooler stainless steel finish.

15500     HEATING, VENTILATING AND AIR CONDITIONING

          - Complete packaged HVAC system including all equipment, ductwork, distribution, zoning and controls as specified by mechanical subcontractor.

16000     ELECTRICAL, LIGHTING AND TELEPHONE

          - Complete electrical and lighting distribution system including fixtures, devices and controls as specified by electrical subcontractor.

          - Two electrical duplex outlets, one telephone pull ring and wire per office, typical.

          - Typical light fixtures shall be fluorescent lay-in type fixtures with energy saving ballasts per Title 24 requirements. Lens:
               Prismatic lens, clear acrylic.

          WINDOW COVERINGS -  To be same color and quality as that existing at
3960      -    N. 1st St.  DW 6/24/87

                            FIRST AMENDMENT TO LEASE



     This First Amendment to Lease ("Amendment") is made this 1st day of DECEMBER, 1987 and amends that certain lease dated June 9, 1987 ("Lease") by and between CALIFORNIA SECOND, LTD., a Florida limited partnership ("Landlord") and CIRCADIAN, INCORPORATED, a Delaware corporation ("Tenant").


                                 R E C I T A L S

     A. Pursuant to the Lease, Tenant leases from Landlord approximately twenty-nine thousand, four hundred twenty-four (29,424) square feet of space located at 3942 North First Street, San Jose, California ("Premises"). The Premises are outlined in red on Exhibit A.

     B. Paragraph 2(a) of the Lease provides that the term of the Lease is scheduled to commence on December 1, 1987.

     C. As of this date, Tenant does not intend to occupy the Premises and is currently, with assistance from Cornish & Carey Commercial, attempting to locate a suitable subtenant for the Premises.

     D. The Lease requires Landlord to construct, at Landlord's expense, those certain Tenant Improvements defined in Exhibit C to the Lease.

     E. Tenant has requested that Landlord modify the plans and specifications of the Tenant Improvements in accordance with Exhibit B attached hereto. The Tenant Improvements as modified by Exhibit B shall be referred to as the "Modified Tenant Improvements".

     F. The cost of completing the Modified Tenant Improvements may be less than the cost Landlord would have incurred to complete the Tenant Improvements had Tenant not requested modifications. Any such saving that results from the modification of the Tenant Improvements will be referred to herein as the "Tenant Improvement Savings".

     G. Landlord and Tenant desire to set forth their agreement regarding the modifications to the Tenant Improvements, the expenditure of the Tenant Improvement Savings and the agreed commencement date of the term of the Lease.

     NOW, THEREFORE, the parties hereto agree as follows:

     1.   TERM

          The parties hereby acknowledge that notwithstanding the provisions of paragraph 2(b) of the Lease or any other provision of the Lease, the term of the Lease shall commence on December 1, 1987 and shall expire on September 27, 1989 (unless extended by Tenant pursuant to Paragraph 51 of the Lease). The parties further acknowledge that said commencement date shall not be delayed for any reason and shall not be conditioned upon the completion of the Tenant Improvements, or Modified Tenant Improvements, or the occupancy of the Premises by Tenant or any subtenant or assignee of Tenant.

     2.   MODIFICATION OF TENANT IMPROVEMENTS

          Landlord agrees to diligently pursue the completion of the Modified Tenant Improvements. Within thirty (30) days following the completion of the Modified Tenant Improvements, Landlord shall deliver to Tenant a statement showing the Tenant Improvement Savings, if any. The Tenant Improvement Savings shall be determined based on the change order for such modifications provided by the general contractor installing the Modified Tenant Improvements.

     3.   APPLICATION OF TENANT IMPROVEMENT SAVINGS

          Within ten (10) days after Tenant's written request for any additional improvements to the Premises ("Additional Tenant Improvements"), Landlord will commence to prepare plans and specifications for such improvements; thereafter, Landlord and Tenant shall meet as necessary to complete plans in sufficient detail to submit to the City for a building permit. Once a permit is issued for the Additional Tenant Improvements, Landlord shall commence or cause the commencement of such improvements and diligently pursue the same to completion. The Tenant Improvement Savings, if any, shall be applied by Landlord to pay the Total Cost of Additional Tenant Improvements, as defined in Paragraph 4 below. In the event the Total Cost of Additional Tenant Improvements exceeds the Tenant Improvement Savings, then Tenant shall pay the excess amount; fifty percent (50%) of such amount (based on Landlord's estimate) to be paid prior to commencement of construction by Landlord and fifty percent (50%) to be paid when the Additional Tenant Improvements are fifty percent (50%) completed. Tenant shall not be entitled to any rebate, credit, payment or other consideration, in the event the Total Cost of Additional Tenant Improvements is less than the Tenant Improvement Savings.

     4.   TOTAL COST OF ADDITIONAL TENANT IMPROVEMENTS

          As used herein, the "Total Cost of Additional Tenant Improvements" shall include (i) the cost of all materials and items installed as part of the Additional Tenant Improvements; (ii) if requested by Tenant, the cost of overtime or special expenditures required to obtain and install the Additional Tenant Improvement; (iii) all costs related to change orders requested by Tenant; (iv) the cost of changes required or requested by governmental authority; (v) permit fees and other fees not previously paid by Landlord as part of the Modified Tenant Improvements; (vi) the cost of consultants, engineers and architects hired by Landlord; (vii) an amount equal to the actual cost of supervision, administration and on-site facilities and equipment necessary to complete the Modified Tenant Improvements; and (viii) an amount equal to nine percent (9%) of the sum of items (i) through (vii) above as and for the general contractor's overhead and profit.

     5.   ESTOPPEL CERTIFICATE

          In accordance with paragraph 27 of the Lease, Tenant shall execute and deliver to Landlord within ten (10) days after request an Estoppel Certificate substantially in the form of the Estoppel Certificate attached hereto as Exhibit C.

     6.   SUBLEASE FOR PREMISES

          Tenant agrees that it shall comply with the provisions of Paragraph 19 of the Lease regarding assigning the Lease or subletting the Premises. Tenant agrees that it shall pay any brokerage fees incurred in obtaining a subtenant for the Premises and shall hold Landlord harmless from all damages resulting from any claim asserted by any broker connected with obtaining a subtenant for the Premises.

     7.   RESTATEMENT OF OTHER LEASE TERMS

          All terms, covenants and conditions of the Lease shall remain in full force and effect except as specifically modified herein.

     IN WITNESS WHEREOF, the parties have executed this Amendment on the date indicated below their signature.


LANDLORD:                               TENANT:

CALIFORNIA SECOND, LTD.                 CIRCADIAN, INCORPORATED
a Florida limited partnership           a Delaware Corporation

By:  McCandless Partnership
     a California general partnership,
     a general partner

By: /s/ Birk S. McCandless              By: /s/ John M. Harland
   --------------------------              -----------------------
   Birk S. McCandless, as Trustee              (Signature)
   under the Birk S. McCandless              John M. Harland
   and Mary McCandless Inter Vivos      ------------------------
   Trust Agreement dated 2/17/82,             (Printed Name)
   a general partner                         Vice President, Finance
      12/1/87                           ------------------------
   -------------------------                     (Title)
          (Date)                                  12/1/87
                                        ------------------------
                                                  (Date)

                          NOW LEASING IN NORTH SAN JOSE
                            McCandless Business Park
                              A 250,000 Square Foot
                      Office/Research & Development Center



                                      [MAP]


                 A Two-Phased 18 Acre Master Planned Development

                             Single Story Buildings



                                    EXHIBIT A

                                    EXHIBIT B

                          MODIFIED TENANT IMPROVEMENTS

                      CIRCADIAN - II, 3942 N. FIRST STREET
                              SAN JOSE, CALIFORNIA


MODIFICATIONS/DELETIONS TO
INTERIOR IMPROVEMENT SPECIFICATIONS:

A. Complete the office area between columns six and eight, including toilet core (with janitor's closet) as designed.

B. In the area encompassing the planned rooms 115 (mail/copy), 116 (machine shop), 117 (burn-in), 117A/117B (QA lab/machinery room) leave out the interior walls and do the following:

     1. Eliminate the hard ceiling in 117, 117A, 117B and install a complete T-bar ceiling with drop in light fixtures throughout
     2. Reduce the specification of fire sprinkler heads to ordinary temperature
     3. Install HVAC for this area by distributing the previously supplied cooling from room 116 and 177A/B. Eliminate cooling for the mail room area (115 off of the office space).
     4.   Minimal electrical plug outlets as now exist
     5.   Seal concrete floor

C.   Eliminate all VCT tile from the high bay production area

D. Eliminate all process electrical from high bay production area. If conduit and junction box are still installed leave them in place, but do not pull any new wiring or connect circuitry. No process electrical in areas previously designated machine shop/burn-in/QA lab.

E.   No chain link fences

F. Compressed air piping to remain as installed (with caps) but no quick disconnect couplings

G. Wall finishes in the high bay area are to be left rough tape (no sanding) and no paint

H.   No ceiling paint or duct work paint in the high bay area

J. Leave the existing light fixtures in place in the high bay, to approximately G.5, make operative, but do not install new light fixtures

     1. If restocking charge is significant, except delivery on remaining high bay light fixtures, and stock pile in the building.

K. Cap off the exhaust duct in the wave solder area 4.5/L, and leave duct in place, do not install exhaust fan

L.   Do not install sink in wave solder area, cap off drain and water supply

M. Complete truck dock, shipping and receiving dock, and roll-up door installation

                            SECOND AMENDMENT TO LEASE

                            CIRCADIAN PHASE II LEASE


     THIS SECOND AMENDMENT TO LEASE ("Amendment") is made this 30th day of
                                                               ----
August, 1988 and amends that certain lease dated June 9, 1987 as amended by the
------
First Amendment to Lease dated December 1, 1987 (the Lease as amended shall hereinafter be referred to as the "Phase II Lease") by and between CALIFORNIA SECOND, LTD., a Florida limited partnership ("Landlord") and CIRCADIAN, INCORPORATED, a Delaware corporation ("Tenant").

                                 R E C I T A L S

     A. Pursuant to the Phase II Lease, Tenant leases from Landlord approximately twenty-nine thousand four hundred twenty-four (29,424) square feet of space located at 3942 North First Street, San Jose, California ("Premises"). The Premises are outlined in red on Exhibit A.

     B. Pursuant to that certain other lease agreement dated July 3, 1984 as amended by that First Addendum to Lease dated September 20, 1984 and that Second Addendum to Lease dated February 25, 1985 ("Phase I Lease") Tenant also leases from Landlord approximately thirty-three thousand nine hundred and eighty-four (33,984) square feet of space located at 3960 North First Street, San Jose, California ("First Lease").

     C. Landlord has agreed to terminate the Phase I Lease on the terms and conditions set forth in that certain Lease Termination Agreement executed concurrently herewith.

     D. As consideration for Landlord's agreement to terminate the Phase I Lease, Landlord and Tenant have agreed to increase the rent payable under the Phase II Lease and to apply a portion of tenant's security deposit under the Phase II Lease to the payment of certain expenses incurred by Landlord in connection with the termination of the Phase I Lease.

     NOW THEREFORE, the parties hereto agree as follows:

     1.   INCREASE IN MONTHLY RENT.

          Commencing October 1, 1988 the monthly rent payable by Tenant under the Phase II Lease as provided in paragraph 4(a) of the Phase II Lease shall be increased from Nineteen Thousand Two Hundred Seventy-Two and 72/100 Dollars ($19,272.72) per month to Forty-Six Thousand Three Hundred Nine and 65/100 ($46,309.65) per month.

     2.   SECURITY DEPOSIT.

          Tenant agrees that Landlord may apply Nine Thousand Five Hundred Sixty-Two and 78/100 Dollars ($9,562,78) of the security deposit being held by Landlord pursuant to paragraph 4(d) of the Phase II Lease to offset certain costs incurred by Landlord in connection with terminating the Phase I Lease and, therefore, the security deposit which will be held by Landlord under the Phase II Lease shall be reduced from Nineteen Thousand Two Hundred Seventy-Two and 72/100 Dollars ($19,272.72) to Nine Thousand Seven Hundred Nine and 94/100 Dollars ($9,709.94).

     3.   RENT CREDIT FOR UNUSED TENANT IMPROVEMENT ALLOWANCE.

          Landlord and Tenant agree that Tenant has an outstanding credit of Twenty-Nine Thousand Five Hundred Nineteen and 00/100 Dollars ($29,519.00) ("T.I. Credit ") which pursuant to the terms of the First Amendment to Lease dated December 1, 1987 Tenant was entitled to expend on the construction of additional improvements within the Premises. Landlord agrees that if Tenant does not request additional improvements to the premises, Landlord will apply the T.I. Credit, or any remaining portion thereof, against the monthly rent due under the lease for the last lease month of the term.

     4.   RESTATEMENT OF OTHER LEASE TERMS.

          All terms, covenants and conditions of the Lease shall remain in full force and effect except as specifically modified herein.

     IN WITNESS WHEREOF, the parties have executed this Amendment on the date indicated below their signatures.


LANDLORD:                               TENANT:

CALIFORNIA SECOND, LTD.                 CIRCADIAN, INCORPORATED
a Florida limited partnership           a Delaware Corporation

By:  McCandless Partnership
     a California general partnership,
     a general partner

By: /s/ Birk S. McCandless              By: /s/ John M. Harland
   --------------------------              -----------------------
   Birk S. McCandless, as                      (Signature)
   Trustee under Trust                       John M. Harland
   Agreement dated 2/17/84,                ------------------------
   a general partner                          (Printed Name)
                                             Vice President, Finance
       8/30/88                             ------------------------
   -------------------------                     (Title)
     (Date)                                        8/16/88
                                           ------------------------
                                                   (Date)

                            McCandless Business Park

                              A 250,000 Square Foot
                      Office/Research & Development Center



                                      [MAP]


                                    EXHIBIT A

                            SECOND AMENDMENT TO LEASE

                            CIRCADIAN PHASE II LEASE


     THIS SECOND AMENDMENT TO LEASE ("Amendment") is made this 30th day of August, 1988 and amends that certain lease dated June 9, 1987 as amended by the First Amendment to Lease dated December 1, 1987 (the Lease as amended shall hereinafter be referred to as the "Phase II Lease") by and between CALIFORNIA SECOND, LTD., a Florida limited partnership ("Landlord") and CIRCADIAN, INCORPORATED, a Delaware corporation ("Tenant").

                                 R E C I T A L S

     A. Pursuant to the Phase II Lease, Tenant leases from Landlord approximately twenty-nine thousand four hundred twenty-four (29,424) square feet of space located at 3942 North First Street, San Jose, California ("Premises"). The Premises are outlined in red on Exhibit A.

     B. Pursuant to that certain other lease agreement dated July 3, 1984 as amended by that First Addendum to Lease dated September 20, 1984 and that Second Addendum to Lease dated February 25, 1985 ("Phase I Lease") Tenant also leases from Landlord approximately thirty-three thousand nine hundred and eighty-four (33,984) square feet of space located at 3960 North First Street, San Jose, California ("First Lease").

     C. Landlord has agreed to terminate the Phase I Lease on the terms and conditions set forth in that certain Lease Termination Agreement executed concurrently herewith.

     D. As consideration for Landlord's agreement to terminate the Phase I Lease, Landlord and Tenant have agreed to increase the rent payable under the Phase II Lease and to apply a portion of tenant's security deposit under the Phase II Lease to the payment of certain expenses incurred by Landlord in connection with the termination of the Phase I Lease.

     NOW THEREFORE, the parties hereto agree as follows:

     1.   INCREASE IN MONTHLY RENT.

          Commencing October 1, 1988 the monthly rent payable by Tenant under the Phase II Lease as provided in paragraph 4(a) of the Phase II Lease shall be increased from Nineteen Thousand Two Hundred Seventy-Two and 72/100 Dollars ($19,272.72) per month to Forty-Six Thousand Three Hundred Nine and 65/100 ($46,309.65) per month.

     2.   SECURITY DEPOSIT.

          Tenant agrees that Landlord may apply Nine Thousand Five Hundred Sixty-Two and 78/100 Dollars ($9,562,78) of the security deposit being held by Landlord pursuant to paragraph 4(d) of the Phase II Lease to offset certain costs incurred by Landlord in connection with terminating the Phase II Lease and, therefore, the security deposit which will be held by Landlord under the Phase II Lease shall be reduced from Nineteen Thousand Two Hundred Seventy-Two and 72/100 Dollars ($19,272.72) TO NINE THOUSAND SEVEN HUNDRED NINE AND 94/100 DOLLARS ($9,709.94).

     3.   RENT CREDIT FOR UNUSED TENANT IMPROVEMENT ALLOWANCE.

          Landlord and Tenant agree that Tenant has an outstanding credit of Twenty-Nine Thousand Five Hundred Nineteen and 00/100 Dollars ($29,519.00) ("T.I. Credit ") which pursuant to the terms of the First Amendment to Lease dated December 1, 1987 Tenant was entitled to expend on the construction of additional improvements within the Premises. LANDLORD AGREES THAT IF TENANT DOES NOT REQUEST ADDITIONAL IMPROVEMENTS TO THE PREMISES, LANDLORD WILL apply the T.I. Credit, or any remaining portion thereof, against the monthly rent due under the lease for the last lease month of the term.

     4.   RESTATEMENT OF OTHER LEASE TERMS.

          All terms, covenants and conditions of the Lease shall remain in full force and effect except as specifically modified herein.

     IN WITNESS WHEREOF, the parties have executed this Amendment on the date indicated below their signatures.


LANDLORD:                                    TENANT:

CALIFORNIA SECOND, LTD.                      CIRCADIAN, INCORPORATED
a Florida limited partnership                a Delaware Corporation

By:  McCandless Partnership
     a California general partnership,
     a general partner

By: /s/ Birk S. McCandless                   By: /s/ John M. Harland
   --------------------------                   -------------------------
   Birk S. McCandless, as                           (Signature)
   Trustee under Trust                               John M. Harland
   Agreement dated 2/17/84,                     -------------------------
   a general partner                                (Printed Name)
                                                  Vice President, Finance
       8/30/88                                  -------------------------
   -------------------------                             (Title)
     (Date)                                             8/16/88
                                                -------------------------
                                                        (Date)

                            McCandless Business Park

                              A 250,000 Square Foot
                      Office/Research & Development Center



                                      [MAP]


                                    EXHIBIT A

December 6, 1995


Mr. Ken Massey
NOVELLUS SYSTEMS, INC.
432 North 44th Street, Suite 420
Phoenix, Arizona 85008

RE:  THREE GATEWAY

Dear Ken:

Please find enclosed a fully executed copy of the lease agreement for your premises in Three Gateway, along with a copy of the construction pricing estimate from Jokake. Please call me if you have any questions.

Once again, we are pleased to welcome you to the building!


Sincerely,


/s/ Rebecca White
Rebecca White
Property Manager


enc.

                          THREE GATEWAY - OFFICE LEASE

                           SUMMARY OF SELECTED MATTERS


LANDLORD:                DMB PROPERTY VENTURES LIMITED PARTNERSHIP

TENANT:                  NOVELLUS SYSTEMS, INC.

The Premises:            Suite 1140

Area of the Premises:    2,824 rsf - 2,521 rsf

The Term:                Three (3) Years

Commencement and
Expiration Dates:        February 1, 1996

Tenant's
Proportionate Share:     1.3%

Expense Stop:            Base Year 1996

Base Rent:               $56,480.04 per year, $4,706.67 per month


Tenant's address for pre-occupancy notices:

                         432 North 44th Street, #420
                         Phoenix, Arizona 85008

Landlord's address for payment of rent:

                         410 North 44th Street, Suite 290
                         Phoenix, Arizona 85008


Tenant
Improvement Allowance:   $8.00 per usf

Security Deposit:        $4,706.67


Description of Tenant's Business on the Premises:

                         General Office

Name of Guarantors:

                         N/A


THIS SUMMARY IS FOR PURPOSES OF CONVENIENCE, AND IS NOT PART OF THE LEASE ITSELF

                                TABLE OF CONTENTS


 1.  TERM AND POSSESSION . . . . . . . . . . . . . . . . . . . . . . . . 1

 2.  RENT. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1

 3.  SECURITY DEPOSIT AND GUARANTIES . . . . . . . . . . . . . . . . . . 2

 4.  USE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2

 5.  TAXES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2

 6.  PARKING AND COMMON USE AREAS. . . . . . . . . . . . . . . . . . . . 3

 7.  OPERATING COSTS, REAL PROPERTY TAXES AND UTILITIES. . . . . . . . . 3

 8.  CONSTRUCTION, DELIVERY, AND CONDITION . . . . . . . . . . . . . . . 4

 9.  REPAIR AND MAINTENANCE. . . . . . . . . . . . . . . . . . . . . . . 4

10.  ALTERATIONS AND PERSONAL PROPERTY . . . . . . . . . . . . . . . . . 4

11.  CERTAIN RIGHTS RESERVED BY LANDLORD . . . . . . . . . . . . . . . . 5

12.  DAMAGE TO PROPERTY; INJURY TO PERSONS; INSURANCE. . . . . . . . . . 5

13.  FIRE AND CASUALTY . . . . . . . . . . . . . . . . . . . . . . . . . 5

14.  CONDEMNATION. . . . . . . . . . . . . . . . . . . . . . . . . . . . 6

15.  ASSIGNMENT AND SUBLETTING; SALE BY LANDLORD . . . . . . . . . . . . 6

16.  ESTOPPEL CERTIFICATE. . . . . . . . . . . . . . . . . . . . . . . . 6

17.  LANDLORD'S REMEDIES . . . . . . . . . . . . . . . . . . . . . . . . 6

18.  NOTICES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7

19.  SUBORDINATION . . . . . . . . . . . . . . . . . . . . . . . . . . . 7

20.  GENERAL PROVISIONS. . . . . . . . . . . . . . . . . . . . . . . . . 7


                                    EXHIBITS
                                    --------

EXHIBIT "A" - Legal Description

EXHIBIT "B" - Premises and Area of Exclusivity

EXHIBIT "C" - Tenant Improvements

EXHIBIT "D" - Building Rules and Regulations

                           THREE GATEWAY OFFICE LEASE


    THIS LEASE is made this ______ day of November, 1995, by and between DMB PROPERTY VENTURES LIMITED PARTNERSHIP, a Delaware limited partnership ("LANDLORD"), and NOVELLUS SYSTEMS, INC. a California corporation ("TENANT").

    Landlord hereby leases to Tenant and Tenant leases from Landlord for the term and upon the conditions and agreements set forth in this lease a portion of the real property described on Exhibit "A", as illustrated by cross-hatching or otherwise on the plan attached as Exhibit "B", consisting of approximately 2,824 rentable square feet of space (the "PREMISES") known as Suite 1140 in Three Gateway (the "BUILDING") on the first floor. The address of the Building is 410 North 44th Street, Phoenix, Arizona 85008.


                             1.  TERM AND POSSESSION

    (a) The term of this lease, and Tenant's obligation to pay rent, shall commence February 1, 1996 (the "COMMENCEMENT DATE") and shall expire on January 30, 1999. Upon request of either party after the term has commenced, Landlord and Tenant shall jointly execute a memorandum confirming the Commencement Date.

    (b) Upon the termination or expiration of this lease or upon the termination of Tenant's right of possession, whether by lapse of time or otherwise, Tenant shall at once surrender possession of the Premises to Landlord and remove all of Tenant's property as provided in Article 10.

    (c) Tenant shall have no right to hold over after the expiration of the term of this lease without Landlord's consent. If, with Landlord's consent, Tenant holds over after the expiration of this lease, Tenant shall become a tenant from month to month only, upon all of the terms of this lease except that the amount of the Base Rent shall be increased to an amount equal to 150% of the Base Rental Rate in effect immediately prior to the expiration.

    (d) RIGHT OF FIRST REFUSAL. Tenant shall have a right of first refusal to lease any adjacent, vacant space on the eleventh floor except any space that is subject to renewal by the current tenant, or any space that is subject to previously granted options, rights of first refusal or offer, or similar rights. If a qualifying space becomes vacant during Tenant's initial term, Landlord shall notify Tenant that the space is available. Tenant shall have five (5) days following receipt of Landlord's notice to notify Landlord of its intention to lease the space, which notice shall be irrevocable. The terms and conditions shall be mutually agreed upon between the parties at that time. In the event Tenant does not exercise its right to lease the space in the time specified above, Landlord may proceed to lease such space to the general public.

    (e) OPTION TO RENEW. Provided that Tenant is not in default under any provision of this lease, and provided that Tenant is still occupying the premises, Tenant shall have the option to renew this lease for one (1) additional term of three (3) years. Tenant shall exercise said option by giving notice to Landlord at any time not less than six (6) months and not more than one (1) year prior to the expiration of the initial term (the "Option Exercise Date"). If Tenant elects to extend the initial term of this lease, such extended term shall be upon and subject to all of the terms, covenants and conditions of this lease except that the rental rate, operating expenses, tenant improvements and any other terms as negotiated between the parties, shall be mutually agreed upon at that time.


                                    2.  RENT

    (a) BASE RENT. Tenant shall pay to Landlord during the term of this lease at the office of Landlord or at such other place as Landlord may designate, without notice, demand, deduction or set-off, in equal monthly installments in advance on the first day of each calendar month, Base Annual Rent in the amount of:

         $56,480.04 per year; $4,706.67 per month

In the event the Commencement Date does not occur on the first day of a calendar month, Tenant shall pay rent on the Commencement Date for the fractional month on a pro rata basis.

    (b) NATURE OF PAYMENTS. All sums required to be paid by Tenant under this lease, whether or not so designated, are rent.

    (c) LATE CHARGES AND INTEREST. Any amount due from Tenant to Landlord which is not paid when due shall bear interest at three percent in excess of the prime rate as established from time to time by Bank One or its successor in interest from the due date until paid, but the payment of such interest shall not excuse or cure any default by Tenant under this lease. In addition, any rent or other payment not paid within ten days of its due date shall be subject to five percent late charge representing the additional costs and burdens of special handling.

                       3.  SECURITY DEPOSIT AND GUARANTIES

    Concurrently with the execution of this lease, Tenant shall: (a) Deliver to Landlord an unconditional guaranty of the performance of this lease by Tenant, in form satisfactory to Landlord, executed by N/A; and (b) Deposit with Landlord the sum of $4,706.67 as security for the full and faithful performance of this lease. If Tenant defaults with respect to any provision of this lease, Landlord may apply all or any part of the security deposit for the payment of any sum in default, or for the payment of any other amount which Landlord may spend or become obligated to spend by reason of Tenant's default, or to compensate Landlord for any other loss or damage which Landlord may suffer by reason of Tenant's default. Application of the deposit shall not constitute a cure of the default by Tenant to which the application relates. If any portion of the security deposit is so applied, Tenant shall, within five days after written demand therefor, deposit cash with Landlord in an amount sufficient to restore the security deposit to its original amount. Landlord shall not be required to keep the security deposit separate from its general funds, and Tenant shall not be entitled to interest on the deposit. If Tenant shall fully and faithfully perform every provision of this lease to be performed by Tenant, the security deposit or any balance thereof shall be returned to Tenant (or, at Landlord's option, to the last assignee of Tenant's interest).

                                     4.  USE

    (a) Tenant shall continuously use and occupy the Premises for GENERAL OFFICE and shall use them for no other purpose whatsoever without Landlord's prior written consent. Tenant shall be open for business during normal business hours at least five days a week (excluding, at Tenant's option, recognized legal holidays such as Christmas and New Year's Day). Tenant shall maintain, at all times, an average density no greater than one person for each two hundred rentable square feet of the premises.

    (b)  Tenant shall:

         (i) Not use or permit upon the Premises anything that would invalidate any policies of insurance now or hereafter carried on the Premises or that will increase the rate of insurance on the Premises or the Building;

         (ii) Pay all additional insurance premiums which may be caused by the use which Tenant shall make of the Premises;

         (iii) Not in any manner deface or injure the Premises or overload any floor of the Premises;

         (iv) Not do anything or permit anything to be done upon the Premises in any way tending to create a nuisance, or tending to disturb any other lessee in the Building or tending to injure the reputation of the Building, including, without limitation, the playing of music audible outside the Premises and the placement of signs in or displayed through any window or door;

         (vi)    Not use the Premises for lodging or sleeping purposes;

         (vii) Not commit or suffer to be committed any waste upon the Premises;

         (viii) Not violate any recorded restriction or covenant affecting the Building, nor use the Premises for any purpose which would be in violation of any exclusive rights or use granted to other tenants in the Building. Landlord shall not grant exclusive rights which would prohibit Tenant from using the Premises for the purposes stated in Article 4(a) above.

    (c) Tenant, at Tenant's expense, shall comply with all present and future federal, state and local laws, ordinances, order, rules and regulations (collectively, "LAWS"), and shall procure all permits, certificates, licenses and other authorizations required by applicable Law relating to Tenant's business or Tenant's use or occupancy of the Premises or Tenant's activities on the Premises. Tenant shall make all reports and filings required by applicable Laws. Tenant shall defend, indemnify and hold harmless Landlord and Landlord's present and future officers, directors, employees, partners and agents from and against all claims, demands, liabilities, fines, penalties, losses, costs and expenses, including but not limited to costs of compliance, remedial costs, and reasonable attorneys' fees, arising out of or relating to any failure to Tenant to comply with applicable Laws. Without limiting the foregoing, Tenant shall comply with all Laws relating to environmental matters, and shall defend, indemnify and hold harmless Landlord and Landlord's present and future officers, directors, employees, partners and agents from and against all claims, demands, liabilities, fines, penalties, losses, costs and expenses, including but not limited to costs of compliance, remedial costs, clean-up costs and reasonable attorneys' fees, arising from or related to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling, or the emission, discharge, release or threatened release into the environment, of any pollutant, contaminant or hazardous or toxic material, substance or matter from, on or at the Premises or the Building as a result of any act or omission on the part of Tenant. Tenant's indemnification obligations shall survive the expiration or termination of this lease.

                                    5.  TAXES

    (a) Tenant shall pay, prior to delinquency, all taxes assessed against or levied upon Tenant's fixtures, furnishings, equipment and other personal property located in or upon the Premises. Tenant shall cause the fixtures, furnishings, equipment and other personal property to be assessed and billed separately from the real property of which the Premises form a part. In the event any or all of Tenant's fixtures, furnishings, equipment and other personal property shall be assessed and taxed with the real property, Tenant shall pay to Landlord Tenant's share of the taxes within ten days after delivery to Tenant by Landlord of a statement in writing setting forth the amount of the taxes applicable to Tenant's personal property.

    (b) Tenant shall, simultaneously with the payment of any sums required to be paid under this lease as rent, additional rent or otherwise, reimburse Landlord for any sales, use, rental, transaction privilege or other excise tax imposed or levied on, or measured by, the amount paid.

                        6.  PARKING AND COMMON USE AREAS

    All parking areas, parking structures, access roads, driveways, pedestrian sidewalks and ramps, landscaped areas, drainage facilities, exterior lighting, signs, courtyards, corridors, elevators (if any), entryways, public restrooms, and other areas and improvements provided by Landlord for the general use in common of tenants, their officers, agents, employees, customers and other invitees (all of which are referred to as "COMMON FACILITIES") shall at all times be subject to the exclusive control and management of Landlord, and Landlord shall have the right from time to time to modify, enlarge or eliminate common facilities and to establish, modify and enforce reasonable rules and regulations with respect thereto. Without limiting the foregoing, Landlord may designate separate or combined parking areas for visitors, tenants and employees.

    Tenant shall be entitled to the use of two (2) covered reserved spaces and four (4) covered unreserved spaces in the parking garage adjacent to the building at no cost for the term of this lease. Landlord to determine the location of said spaces and may re-assign said spaces from time to time, as Landlord deems necessary.

             7.  OPERATING COSTS, REAL PROPERTY TAXES AND UTILITIES


    (a) Tenant shall pay Tenant's pro rata share of all of the Building's operating cost, but only to the extent the Building's operating cost exceeds the actual operating costs incurred in the calendar year 1996 (the "EXPENSE STOP"). The Building's operating cost consists of those costs and expenses directly associated with managing, operating, maintaining and repairing the office building containing the Premises and the associated parking facilities, grounds and common facilities, including all electrical, heating, ventilating, air conditioning, plumbing and other building systems; exterior and interior water features; utilities; fire and extended coverage insurance, and rent interruption insurance; window cleaning; janitorial services; energy management costs; real property taxes and general and special assessments; assessments and other amounts legally payable to the property owner's association created under the restrictive covenants to which the Building is subject; wages, salaries and employee benefits of persons performing services in connection with the Building; parking lot and parking structure sweeping, sealing, patching, restriping, repair and maintenance; public liability and property damage insurance; supplies, materials, tools, parts, and equipment; equipment rental charges; bookkeeping, accounting, legal and other professional charges and expenses; fees for permits and licenses; administrative expenses; taxes other than real property taxes; service and maintenance contracts; signage; and landscaping. The Building's operating cost shall not include ground rents, debt service, depreciation, income taxes, general overhead, tenant improvements, brokerage commissions, new construction, or replacements outside of normal maintenance and repair. Any expenditure for an Item with a useful life extending over several years shall, if necessary to avoid material distortion of operating costs, be amortized over the useful life of the item and the amortization amount included in each year's operating cost. Operating Costs, Real Property Taxes and Utilities shall be further categorized as follows:

Category A:   Expenses not within Landlord's control.
              Category A expenses include Utility Costs, Insurance Costs and
              Governmental Taxes

Category B:   Expenses within Landlord's control.
              Category B expenses shall include all expenses not specifically named in Category A above.

    Tenant shall pay Operating Costs, Real Property Taxes and Utilities increases in accordance with this Article 7, however, increases in Category B expenses shall not be in excess of six percent (6%) per year. On the first day of each month Tenant shall pay a monthly advance charge on account of Tenant's pro rata share of the Building's operating cost in excess of the Expense Stop. The amount of the monthly charge shall be established by Landlord and may be adjusted from time to time by Landlord to reflect Landlord's estimate of current and anticipated cost. Within 120 days after the end of each fiscal year as established for the Building by Landlord, Landlord shall provide to Tenant a reasonably detailed summary of the actual operating costs showing Tenant's actual share and the amount by which Tenant has overpaid or underpaid. Any overpayment shall be credited to Tenant's account. Any deficiency shall be payable within ten days after receipt of the statement. In the alternative, Landlord may, at its option during all or part of the Lease term, bill Tenant for its pro rata share of operating cost in excess of the Expense Stop, in arrears, based on actual costs as they are incurred, in which case Tenant shall pay the invoice within ten days after receipt.

    (b) Tenant's pro rata share of the Building's operating cost shall be that proportion that the rentable area of the Premises bears to the total rentable area of all rentable area in the Building. The operating cost for the fiscal year in which this lease commences or terminates shall be apportioned so that Tenant shall not be responsible for costs that relate to periods prior to or subsequent to the term of this lease except any period of holding over. Rentable area shall be measured according to BOMA standards as approved July 31, 1980.

    (c) Tenant shall be solely responsible for the cost of any heating, ventilation or air conditioning provided to the Premises at Tenant's request outside of normal business hours, measured at an hourly rate reasonably established by Landlord and billed to Tenant from time to time by Landlord. Normal business hours for the Building are from 7:00 a.m. to 6:00 p.m. on Monday through Friday, and 8:00 a.m. to 12:00 p.m. on Saturday, excluding holidays.


                    8.  CONSTRUCTION, DELIVERY, AND CONDITION

    (a) If delivery of possession of the Premises to Tenant is delayed beyond the anticipated Commencement Date because of a delay in the completion of construction of the Premises by Landlord or because of a failure of an existing tenant to surrender possession of the Premises to Landlord, then this lease shall remain in full force and effect, Landlord shall not be liable to Tenant for any damage occasioned by delay, and the Commencement Date shall be changed to the date actual delivery of possession to Tenant is effected. Notwithstanding the foregoing, if delivery of possession is delayed more than 30 days after the anticipated Commencement Date as set forth in Article 1(a), Tenant, by written notice to Landlord, may terminate this lease prior to taking possession, and upon such termination any security deposit shall be refunded and both Landlord and Tenant shall be released of all further obligation.

    (b) Landlord shall construct improvements in the Premises in accordance with the plans and specifications attached as or identified in Exhibit "C". If no Exhibit "C" is attached, Tenant accepts the Premises AS IS. Landlord has no obligation to design or construct Improvements or to make alterations in the Premises except as specifically set forth in Exhibit "C". Tenant shall pay to Landlord upon the Delivery Date the amount by which the cost of the work performed by Landlord exceeds $20,168, and shall pay, in addition, for any increases in costs resulting from changes in the approved plans and specifications made at Tenant's request. Any changes in the approved plans and specifications shall be subject to approval by both Landlord and Tenant. Any defects in construction performed by Landlord shall automatically be waived unless specified in a written punchlist delivered to Landlord within ten days after Tenant takes possession. Landlord shall promptly correct all defects set forth in the punchlist.

                           9.  REPAIR AND MAINTENANCE

    (a) Tenant shall maintain the interior of the Premises in good condition and repair except that Landlord shall provide normal janitorial service five nights per week. If Tenant does not perform necessary repairs and maintenance, Landlord may, but need not, make necessary repairs and replacements, and Tenant shall pay Landlord the cost upon demand.

    (b) Subject to the provisions of Article 7, Landlord shall repair and maintain the common facilities, all building systems (electrical, heating, ventilation, air conditioning and plumbing), plate glass, and the roof, exterior and structural elements of the Building, and shall provide normal janitorial services. Landlord shall not be responsible to make any repairs or perform any maintenance unless written notice of the need for such repairs or maintenance is given by Tenant. Except in the case of a fire or casualty as provided in Article 13, there shall be no abatement of rent and no liability of Landlord by reason of any entry to the Premises, interruption of services or facilities, temporary closure of common facilities, or interference with Tenant's business arising from the making of any repairs or maintenance.

                     10.  ALTERATIONS AND PERSONAL PROPERTY

    Tenant shall not make or suffer to be made any alterations, additions or improvements to the Premises, including signs, without the prior written consent of Landlord, which shall not unreasonably be withheld. Landlord may condition its consent upon provision of a payment bond, in amount and form reasonably satisfactory to Landlord, covering the work to be done by Tenant's contractor. Any alterations, additions or improvements to the Premises, including signs, but not including movable furniture and trade fixtures, shall upon installation become a part of the realty and belong to Landlord. Tenant shall not install any antenna, satellite dish or other fixture or equipment on the roof or in the common facilities. In the event Landlord consents to the making of any alterations, additions or improvements to the Premises by Tenant, they shall be made by Tenant at Tenant's sole cost and expense and any contractor or person selected by Tenant to perform the work must first be approved in writing by Landlord. Tenant shall not permit any mechanic's or materialmen's lien to stand against the Premises for any labor or materials provided to the Premises by any contractor or other person hired or retained by Tenant. Tenant shall cause any such lien to be discharged (by bonding or otherwise) within ten days after demand by Landlord, and if it is not discharged within ten days, Landlord may pay or otherwise discharge the lien and immediately recover all amounts so expended from Tenant as additional rent. Upon the expiration or sooner termination of the term of this lease or of Tenant's right to possession, Tenant shall remove all of its movable furniture and trade fixtures, and, if requested by Landlord, at Tenant's sole cost and expenses, forthwith remove any alterations, additions or improvements made by Tenant which are designated by Landlord to be removed. Tenant shall, forthwith at its sole cost and expense, repair any damage to the Premises caused by such removal and restore the Premises to a condition reasonably comparable to their condition at the commencement of the lease.

                    11.  CERTAIN RIGHTS RESERVED BY LANDLORD

Landlord shall have the right:

         (i)  To change the Building's name or street address;


         (ii) To enter the Premises either personally or by designated representative at all reasonable times for the purpose of examining or inspecting the same, and showing the same to prospective purchasers or lessees;

         (iii) To grant to anyone the exclusive right to conduct any business or render any service in or to the Building, provided such exclusive right shall not operate to exclude Tenant from the use expressly permitted under
Article 4.

              12.  DAMAGE TO PROPERTY; INJURY TO PERSONS; INSURANCE

    (a) Tenant shall defend, indemnify and hold Landlord harmless from any and all claims arising from Tenant's use of the Premises or the conduct of its business or from any activity, work, or thing done, permitted or suffered by Tenant in or about the Premises, regardless of fault or negligence which is imputed to Landlord as the owner of the Building but which involves a condition of the Premises within the control of tenant, its employees or contractors. Tenant shall further defend, indemnify and hold Landlord harmless from any and all claims arising from any breach or default in the performance of this lease by Tenant, or arising from any act or negligence of Tenant, or of its agents or employees, and from all costs, attorney's fees, expenses and liabilities incurred as a result of any such claim. Tenant, as a material part of the consideration to Landlord, hereby assumes all risk of damage to property or injury to persons, in, upon, or about the Premises from any cause, and Tenant hereby waives all claims in respect thereof against Landlord, unless caused by active negligence of Landlord, its agents or employees. Landlord shall not be liable for loss of or damage to any property by theft or otherwise, or for any injury or damage to persons or property resulting from fire, explosion, falling plaster, steam, gas, electricity, water or rain which may leak from any part of any building or from the pipes, appliances or plumbing works therein, or from the roof, street or subsurface, or from any other place resulting from dampness or any other cause whatsoever. Landlord shall not be liable for interference with the natural light. Tenant shall give immediate notice to Landlord of any fire, accident or defect discovered with the Premises or the Building. Tenant acknowledges that it can protect itself against any or all of the foregoing risks by procuring appropriate insurance.

    (b) Tenant shall maintain fire and extended coverage insurance throughout the term of this lease in an amount equal to one hundred percent of the replacement value of Tenant's fixtures, equipment and other personal property located on the Premises together with such other insurance as may be required by Landlord's lender or by any government agency. All proceeds of Tenant's policy of fire and extended coverage insurance shall be payable to Tenant, and all proceeds of policies of insurance procured by Landlord shall be payable to Landlord. Tenant hereby waives any right to recovery from Landlord and Landlord hereby waives any right of recovery from Tenant for any loss or damage (including consequential loss) resulting from any of the perils insured against in the standard form fire insurance policy with extended coverage endorsement. During the term of this lease, the Tenant shall, at Tenant's expense, maintain general public liability insurance against claims for personal injury, death or property damage occurring in, upon or about the Premises or in the common areas. The limitation of liability of such insurance shall be not less than One Million Dollars in respect to injury or death of one person and to the limits of not less than One Million Dollars in respect to any one accident and to the limit of not less than Five Hundred Thousand Dollars in respect to property damage. All of tenant's policies of liability insurance shall name Landlord as an additional insured, and all policies of insurance or copies thereof required to be carried by Tenant under this Article 12 shall be delivered to Landlord prior to the Commencement Date and thereafter at least thirty days prior to the expiration of the then current policies. Each policy shall contain an endorsement prohibiting cancellation or non-renewal without at least 30 days prior notice to Landlord.

                             13.  FIRE AND CASUALTY


    If the Premises are wholly or partially destroyed or damaged by fire or other casualty, Landlord shall restore the Premises with reasonable diligence; provided, however, that Landlord shall have no obligation to restore improvements not originally provided by Landlord or to replace any of Tenant's fixtures, furnishings, equipment or personal property. Tenant shall promptly replace and restore all of Tenant's fixtures, furnishings and equipment damaged or destroyed by the casualty. Landlord need not commence repairs until insurance proceeds are available. Proceeds of insurance payable with respect to a fire or other casualty shall be received and held by Landlord. In the event the Premises are destroyed or damaged by any fire or casualty and in Landlord's reasonable estimation restoration will require more than ninety days, then either Landlord or Tenant shall have the option to terminate this lease by giving notice to the other. If a fire or casualty occurs within the last three years of the lease term (as extended by any renewal or extension options which have been exercised), or if any portion of the Building other than the Premises is damaged or destroyed by fire or casualty and restoration is expected to require in excess of 45 days, then Landlord may by written notice to Tenant terminate this Lease. In any case, Landlord shall retain all insurance proceeds paid under Landlord's insurance policies and Tenant shall retain all insurance proceeds paid under Tenant's insurance policies. If this lease is not terminated as provided above, this lease shall continue in full force and effect, but rent shall abate until the restoration is substantially complete. The provisions of this lease shall govern when this lease shall be terminable as a result of a fire or casualty, and no other rule or statute on the subject shall apply.

                                14.  CONDEMNATION

    In the event any portion of the Building shall be appropriated or taken under the power of eminent domain this lease shall terminate and expire as of the date Tenant is required to vacate the Premises, or, if no portion of the Premises is taken, as of the date designated in a notice from Landlord establishing the date of closure of the Building. If any portion of the common facilities, excluding the Building, is appropriated or taken under the power of eminent domain, this lease shall not terminate. All awards or compensation for any taking of any part of the Premises or the Building or common facilities, whether payable to Landlord or Tenant, shall be the sole property of Landlord. Notwithstanding anything to the contrary in this Article, Tenant shall be entitled to receive any portion of an award of compensation relating to damage to or loss of trade fixtures or other personal property belonging to Tenant, and Landlord shall be under no obligation to restore or replace Tenant's furnishings, fixtures, equipment and personal property. For the purposes of this
Article 14, a voluntary sale or conveyance in lieu of condemnation shall be deemed in appropriation or a taking under the power of eminent domain.

                15.  ASSIGNMENT AND SUBLETTING; SALE BY LANDLORD

    (a) Tenant shall not, either voluntarily or by operation of law, assign, hypothecate or transfer this lease, or sublet the Premises or any part thereof, or permit the Premises or any part thereof to be occupied by anyone other than Tenant or Tenant's employees, without the Landlord's prior written consent, which shall not be unreasonably withheld provided the proposed assignee or sublessee is reasonably satisfactory to Landlord as a credit and character and will occupy the Premises for purposes not inconsistent with Tenant's purposes as stated in Article 4 or other purposes approved by Landlord. Landlord shall be under no obligation to give or withhold consent until all information reasonably required by Landlord with respect to the identity, background, experience and financial worth of the proposed assignee, transferee, or subtenant has been provided. No hypothecation, assignment, sublease or other transfer to which Landlord has consented shall be effective for any purpose until such time as fully executed documents of such transaction have been provided to Landlord, and, in the case of an assignment, the assignee has attorned directly to Landlord, and in the case of a sublease, the sublessee has acknowledged that the sublease is subject to all of the terms and conditions of this lease. Any assignment, mortgage, transfer or subletting of this lease which is not in compliance with the provisions of this Article 15 shall be voidable and shall, at the option of Landlord, terminate this lease. The consent by Landlord to an assignment or subletting shall not relieve Tenant from any liability or obligation, whether or not then accrued. Except as provided in this Article, this lease shall be binding upon and inure to the benefit of the successors and assigns of the parties.

    (b) In the event of a sale or conveyance by Landlord of the Premises, Landlord shall be relieved of all future liability upon any of the covenants or conditions, express or implied, in favor of Tenant, and Tenant shall to look solely to Landlord's successor in interest. This lease shall not be affected by any sale, and Tenant shall attorn to the successor in interest. If any security deposit has been made by Tenant, the successor in interest shall be obligated to return it in accordance with the terms hereof and Landlord shall be discharged from any further liability in reference thereto.

                            16.  ESTOPPEL CERTIFICATE

    (a) Tenant shall at any time and from time to time upon not less than ten day's prior written notice from Landlord execute, acknowledge and deliver to Landlord a statement in writing (i) certifying that this lease is unmodified and in full force and effect (or if modified, stating the nature of such modification and certifying that this lease, as so modified, is in full force and effect) and the dates to which the rental and other charges are paid in advance, if any; (ii) acknowledging that there are not, to Tenant's knowledge, any uncured defaults on the part of Landlord hereunder, or specifying such defaults if they are claimed; and (iii) certifying such other matters relating to this lease as Landlord may reasonably request. Any such statement may be relied upon by any prospective purchaser or encumbrancer of all or any portion of the real property of which the Premises are a part.

    (b) Tenant's failure to deliver a statement within the time prescribed shall constitute a material default by Tenant under this Lease and shall be conclusive upon Tenant (i) that this lease is in full force and effect, without modification except as may be represented by Landlord, (ii) that there are no uncured defaults in Landlord's performance, and (iii) that not more than one month's rental has been paid in advance.

                            17.  LANDLORD'S REMEDIES

    (a)  The following shall constitute Events of Default:

         (i) Tenant's failure to pay rent or any other amount due under this lease within five days after notice of nonpayment.

         (ii) Tenant's failure to execute, acknowledge and return an estoppel certificate under Article 16 or a subordination agreement under Article 19, within ten days after request.

         (iii) Tenant's failure to perform any other obligation under this lease within fifteen days after notice of nonperformance; provided, however, that if the breach is of such a nature that it cannot be cured within fifteen days, Tenant shall be deemed to have cured if cure is commenced promptly and diligently pursued to completion; and provided further, that in the event of a breach involving an imminent threat to health or safety, Landlord may in its notice of breach reduce the period for cure to such shorter period as may be reasonable under the circumstances.

         (iv) Tenant vacates, abandons, or otherwise ceases to use the Premises on a substantial continuing basis except temporary absence excused by reason of fire, casualty, or other cause wholly beyond Tenant's control.

    (b) Upon the occurrence of an Event of Default, Landlord, at any time thereafter without further notice or demand may exercise any one or more of the following remedies concurrently or in succession:

         (i) Terminate Tenant's right to possession of the Premises by legal process or otherwise, with or without terminating this lease, and retake exclusive possession of the Premises.

         (ii) From time to time relet all or portions of the Premises, using reasonable efforts to mitigate Landlord's damages. In connection with this reletting, Landlord may relet for a period extending beyond the term of this lease and may make alterations or improvements to the Premises without releasing Tenant of any liability. Upon a reletting of all or substantially all of the Premises, Landlord shall be entitled to recover all of its then prospective damages for the balance of the lease term measured by the difference between amounts payable under this lease and the anticipated net proceeds of reletting. In no event shall Tenant be entitled to receive any amount representing the excess of avails of reletting over amounts payable hereunder.

         (iii) From time to time recover accrued and unpaid rent and damages arising from Tenant's breach of the Lease, regardless of whether the Lease has been terminated, together with applicable late charges and interest at the rate of 18% per annum or the highest lawful rate, whichever is less.

         (iv) Enforce the statutory Landlord's lien on Tenant's property.

         (v) Recover all attorneys' fees and other costs and expenses incurred by Landlord in connection with enforcing this lease, recovering possession, reletting the Premises or collecting amounts owed.

         (vi) Perform the obligation on Tenant's behalf and recover from Tenant, upon demand, the entire amount expended by Landlord plus 20% for special handling, supervision, and overhead.

         (vii)     Pursue other remedies available at law or in equity.

    (c) Upon a termination of Tenant's right to possession, whether or not this lease is terminated, subtenancies and other rights of persons claiming under or through Tenant: (i) shall be terminated or (ii) Tenant's interest shall be assigned to Landlord. Landlord may separately elect termination or assignment with respect to each such subtenancy or other matter.

                                  18.  NOTICES

    All notices to be given by one party to the other under this lease shall be in writing, mailed or delivered to each at the address set forth at the end of this lease or at a changed address if notice of the change is given to the other party in writing. In the case of notice to Tenant after Tenant takes possession of the Premises, notice shall be sufficient if mailed or delivered to the address of the Premises.

    Mailed notices shall be sent by United States certified or registered mail, postage prepaid. Such notices shall be deemed to have been given upon posting in the United States mail. Actual notice shall be no substitute for written notice under any provision of this lease.

                               19.  SUBORDINATION

    Landlord expressly reserves the right at any time to place liens and encumbrances on and against the Premises and the Building, superior in lien and effect to this lease and the estate created hereby, and Tenant shall attorn to the purchaser of the Building under any trustee's sheriff's or foreclosure sale. The subordination of this Lease shall be self-operative without the necessity of a written instrument. Tenant shall nevertheless execute within ten days after request a subordination and attornment agreement on the form customarily used by the holder of the lien or encumbrance with subordinates this Lease to the lien or encumbrance, which provides that the holder will recognize Tenant's rights under this Lease, notwithstanding any foreclosure of the lien or encumbrance, and which requires Tenant to attorn to the purchaser as provided above.

                             20.  GENERAL PROVISIONS


    (a) This lease and the obligations of Tenant shall not be affected or impaired because Landlord is unable to fulfill any of its obligations or is delayed in doing so if such inability or delay is caused by reason of any strike, lockout, civil commotion, war-like operations, invasion, rebellion, hostilities, military or usurped power, sabotage, governmental regulations or controls, inability to obtain any material, service or financing, Act of Act or other cause beyond the control of the Landlord.

    (b) Tenant and its officers, agents, employees, and customers shall comply with the rules and regulations established by Landlord and with such modifications and additions as Landlord may hereafter make for the Building; provided, however, that rules and regulations shall not materially abrogate any right or privilege expressly granted to Tenant. Any violation of the rules and regulations shall constitute a breach of this lease.

    (c) The article captions contained in this lease are for convenience only and shall not be considered in the construction or interpretation of any provision.

    (d) This lease contains all of the agreements of the parties hereto with respect to any matter covered or mentioned in this lease, and no prior agreement or understanding pertaining to any matter shall be effective for any purpose. No provision of this lease may be amended or added to except by an agreement in writing signed by the parties hereto to their respective successors in interest.

    (e) Submission of this instrument for examination shall not bind Landlord in any manner, and no lease or obligations of Landlord shall arise until this instrument is signed and delivered by Landlord and Tenant.

    (f) No rights to light or air over any property, whether belonging to Landlord or any other persons, are granted to Tenant by this lease.

    (g) No waiver by Landlord of any provision of this lease or any breach by Tenant hereunder shall be deemed to be a waiver of any other provision hereof, or of any subsequent breach by Tenant of the same or any other provision. Landlord's consent to or approval of any act by Tenant requiring Landlord's consent or approval shall not be deemed to render unnecessary the obtaining of Landlord's consent to or approval of any subsequent act of Tenant, whether or not similar to the act so consented to or approved. No act or thing done by Landlord or Landlord's agent during the term of this lease shall be deemed an acceptance of a surrender of the Premises, and no agreement to accept a surrender shall be valid unless in writing and signed by Landlord. No employee of Landlord or of Landlord's agents shall have any power to accept the keys to the Premises prior to the termination of this lease, and the delivery of the keys to any employee shall not operate as a termination of the lease or a surrender of the Premises.

    (h) FITNESS CENTER. For the term of this Lease, Landlord will grant Tenant three (3) complimentary memberships to Club 44, located in the service level of the Building, to three (3) designated employees of Tenant, subject to the following:

         1. Tenant's employees must abide by and obey any and all rules and regulations pertaining to use of the facility. Failure to abide by said rules and regulations will result in loss of membership privileges for the individual concerned, at the sole discretion of the Fitness Center Director or Assistant Director.

         2. At its sole and absolute discretion, Landlord may, at any time and without recourse, compensation, or liability, close the fitness center and cease operations.

         3. Tenant will provide the Fitness Center Director with written notification of the names of the complimentary members, and said memberships are not transferable without thirty (30) days' written notice.

    (i)  Time is of the essence of this lease.

LANDLORD:                                        ADDRESS:

DMB PROPERTY VENTURES LIMITED                    4201 N. 24th Street, Suite 12D
PARTNERSHIP, a Delaware limited                  Phoenix, Arizona 95016
partnership                                      Phone: 244-0500
                                                 Fax:   244-0569
By: DMB G.P., an Arizona corporation

By:  /s/ James C. Hoselton
    ------------------------------
    James C. Hoselton
   Its:  Vice President

TENANT:                                          ADDRESS:

NOVELLUS SYSTEMS, INC., a California             3970 North 1st Street
corporation
                                                 San Jose, California 95134
                                                 Phone: (408) 943-3413
By:   /s/ Peter Hanley                           Fax:   (408) 943-3401
    -------------------------------
    Peter Hanley
   Its:  Executive Vice President

                                   EXHIBIT "A"


                          DESCRIPTION OF REAL PROPERTY


              Lot 5, PHOENIX GATEWAY AMENDED, according to Book 322 of Maps, Page 18, records of Maricopa County, Arizona.

                                   EXHIBIT "B"



                                    PREMISES


                                      [MAP]

                                   EXHIBIT "C"


                               TENANT IMPROVEMENTS



    (To be mutually agreed upon between Landlord and Tenant. Landlord requires approved plans and specifications no later than December 1, 1995, in order to deliver the Premises on February 1, 1996.rules and regulations shall constitute a breach of this lease.

                            THIRD AMENDMENT TO LEASE


     THIS THIRD AMENDMENT TO LEASE (hereinafter "Amendment") is made this 3rd day of April, 1989 by and between CALIFORNIA SECOND, LTD., a Florida limited partnership ("Landlord") and CIRCADIAN, INCORPORATED, a Delaware corporation ("Tenant").


                                 R E C I T A L S


     A. Tenant currently leases from Landlord approximately twenty-nine thousand four hundred twenty-four (29,424) square feet of space located at 3942 North First Street, San Jose, California pursuant to that certain lease dated June 9, 1987, as amended by that certain First Amendment to Lease dated December 1, 1987, and as amended by that certain Second Amendment to Lease dated August 30, 1988 (the lease as amended shall hereinafter be referred to as the "Lease").

     B.   The Lease provides for a termination date of September 27, 1989.

     C. Tenant desires to extend the term of the Lease on the terms and conditions set forth herein.

     D. Landlord agrees to so extend the term in consideration of Tenant's agreement to the terms and conditions set forth below:


     NOW, THEREFORE, the parties hereto agree to amend the Lease as follows:

     1.   TERM.

          The term of the Lease is hereby extended for one (1) year commencing September 28, 1989 and ending September 27, 1990 ("Extended Term").

     2.   MONTHLY RENT.

          Beginning with the first lease month of the Extended Term the monthly rent as set forth in paragraph

4(a) of the Lease, as increased by the Second Amendment to Lease, shall be decreased from Forty-Six Thousand Three Hundred Nine and 65/100 Dollars ($46,309.65) per month to Twenty Thousand Five Hundred Ninety-Six and 80/100 Dollars ($20,596.80) per month.

     3.   COMMON AREA CHARGES.

          Subject to adjustments as provided in paragraph 16 of the Lease and as otherwise adjusted prior to the date hereof, Tenant shall continue to pay to Landlord its percentage share of Common Area Charges, as defined in said paragraph 16 of the Lease, during the Extended Term.

     4.   FIRST MONTH'S RENT FOR EXTENDED TERM.

          Upon Tenant's execution of this Amendment Tenant shall deposit with Landlord the sum of Ten Thousand Two Hundred Ninety-Eight and 40/100 Dollars ($10,298.40) which amount shall be applied to offset the monthly rent for the first full month of the Extended Term.

     5.   OPTION TO EXTEND.

          Tenant's option to extend the term of the Lease, as set forth in paragraph 51 of the Lease, is hereby deleted and of no further force or effect.

     6.   RESTATEMENT OF OTHER LEASE TERMS.

          All terms, covenants and conditions of the Lease shall remain in full force and effect during the Extended Term except as specifically modified herein.

     IN WITNESS WHEREOF, the parties hereto execute this

Amendment on the date set forth below their signature.

Landlord:                                    Tenant:

CALIFORNIA SECOND, LTD.,                     CIRCADIAN, INCORPORATED
a Florida limited partnership                a Delaware corporation

By:  McCandless Partnership, a
     California general partnership


     By: /s/ Birk S. McCandless              By:  /s/ James A. Langley
         ---------------------------              ---------------------------
          Birk S. McCandless, as                      (Signature)
          Trustee under Trust                         JAMES A. LANGLEY
          Agreement dated February           --------------------------------
          17, 1982, a general                         (Printed Name)
          partner                                     VP, Finance
                                             --------------------------------
                                                      (Title)


               4/3/89                                  3/2/89
          -----------------------            --------------------------------
               (Date)                                  (Date)

        MCCANDLESS MANAGEMENT
       CORPORATION
      3945 Freedom Circle, Suite 1000
     Santa Clara, CA 95054                   September 19, 1990
    (408) 980-6500
   Fax: (408) 727-5235


Mr. Peter Chang
Circadian, Inc.
3942 N. First Street
San Jose, California 95134

RE:  Commencement and Termination Letter

Dear Mr. Chang:

The purpose of this letter is to confirm the commencement and termination dates of the Fourth Amendment to Lease dated July 16, 1990, for premises located at 3942 North First Street, San Jose, California.

The commencement and termination dates are hereby confirmed as September 28, 1990, and September 27, 1991, respectively.

Basic rent in the amount of $16,183.20 and direct expenses of $3,236.64, totalling $19,419.84, shall be due on the first of each month beginning October 1, 1990. Thereafter, the direct expenses shall be adjusted in accordance with the Fourth Amendment to Lease.

However, the Basic Rent and Direct Expenses due for September 1990 is $23,392.08, which was prorated in accordance with the decrease effective date, as follows:

     September 1990
     --------------

     9/1  - 27   $20,596.80/30 x 27 days          $18,537.12
     9/28 - 30   $16,183.20/30 x  3 days            1,618.32
     Direct Expenses                                3,236.64
                                                  ----------

     Total Due                                    $23,392.08

Should you require any assistance respecting the building or your occupancy, please feel free to contact me or my assistant, Barbara Eibach. We can help you with any issue related to administration of your Lease as well as with any building or grounds maintenance issues.

Mr. Peter Chang
September 19, 1990
Page Two


Please sign your acknowledgment below and return all three copies to our office. One fully executed original will be returned to you for your files.

                              Sincerely,

                              McCANDLESS MANAGEMENT CORPORATION


                              /s/  Dale Green
                              Dale Green
                              Senior Asset Manager

DG/bee



Landlord:                               Tenant:
---------                               -------

CALIFORNIA SECOND, LTD., a              CIRCADIAN, INC., a
Florida limited partnership             Delaware corporation


BY:  McCandless Partnership,
     a California general
     partnership, a General
     Partner

     BY:  /s/ Birk S. McCandless        BY:   /s/ Peter H. Chang
        --------------------------            -----------------------
        Birk S. McCandless, as
        Trustee under the Birk
        S. McCandless and Mary
        McCandless Inter Vivos
        Trust Agreement dated
        February 17, 1982, a
        General Partner


          10/12/90                                     10/9/90
     -------------------------               -------------------------
          (Date)                                       (Date)

                            FOURTH AMENDMENT TO LEASE


     THIS FOURTH AMENDMENT TO LEASE (hereinafter "Amendment") is made this 16th day of July, 1990 by and between CALIFORNIA SECOND, LTD., a Florida limited partnership ("Landlord") and CIRCADIAN, INCORPORATED, a Delaware corporation ("Tenant").


                                 R E C I T A L S


     A. Tenant currently leases from Landlord approximately twenty-nine thousand four hundred twenty-four (29,424) square feet of space located at 3942 North First Street, San Jose, California pursuant to that certain lease dated June 9, 1987, as amended by that certain First Amendment to Lease dated December 1, 1987, that certain Second Amendment to Lease dated August 30, 1988 and that certain Third Amendment to Lease dated April 3, 1989 (the lease as amended hereinafter be referred to as the "Lease").

     B.   The Lease provides for a termination date of September 27, 1990.

     C. Tenant desires to extend the term of the Lease on the terms and conditions set forth herein.

     D. Landlord agrees to extend the term in consideration of Tenant's agreement to the terms and conditions set forth below:

     NOW, THEREFORE, the parties hereto agree to amend the Lease as follows:

     1. TERM. The term of the Lease is hereby extended for one (1) year commencing September 28, 1990 and ending September 27, 1991 ("Second Extended Term").

     2. MONTHLY RENT. The monthly rent as set forth in paragraph 4(a) of the Lease shall be Sixteen Thousand One Hundred Eighty-Three and 20/100 ($16,183.20) per month during the Second Extended Term.

     3. COMMON AREA CHARGES. Subject to adjustments as provided in paragraph 16 of the Lease and as otherwise adjusted prior to the date hereof, Tenant shall continue to pay to Landlord its percentage share of Common Area Charges during the Second Extended Term.

     4. RESTATEMENT OF OTHER LEASE TERMS. All terms, covenants and conditions of the Lease shall remain in full force and effect except as specifically modified herein.

     IN WITNESS WHEREOF, the parties hereto execute this Amendment on the date set forth below their signature.

Landlord:                                    Tenant:
--------                                     ------

CALIFORNIA SECOND, LTD.,                     CIRCADIAN, INCORPORATED,
a Florida limited partnership                a Delaware corporation

By:  McCandless Partnership, a
     California general partnership,
     a General Partner


     By:   /s/ Birk S. McCandless            By:   /s/ Peter H. Chang
        -----------------------------           --------------------------
        Birk S. McCandless, as                    (Signature)
        Trustee under the Birk S.
        McCandless and Mary                          PETER H. CHANG
        McCandless Inter Vivos               -----------------------------
        Trust Agreement dated                     (Printed Name)
        February 17, 1982, a
        General Partner                           President & C.E.O.
                                             -----------------------------
                                                       (Title)

          7/20/90                                      7/16/90
        -------------------------            -----------------------------
          (Date)                                       (Date)

                            FIFTH AMENDMENT TO LEASE


     THIS FIFTH AMENDMENT TO LEASE (hereinafter "Amendment") is made this 15th day of August, 1991 by and between CALIFORNIA SECOND, LTD., a Florida limited partnership ("Landlord") and CIRCADIAN, INC., a Delaware corporation ("Tenant").


                                 R E C I T A L S


     A. Tenant currently leases from Landlord approximately twenty-nine thousand four hundred twenty-four (29,424) square feet of space located at 3942 North First Street, San Jose, California ("Premises") pursuant to that certain lease dated June 9, 1987 ("Original Lease"), as amended by that certain First Amendment to Lease dated December 1, 1987, Second Amendment to Lease dated August 30, 1988, Third Amendment to Lease dated April 3, 1989 and Fourth Amendment to Lease dated July 16, 1990 (the Original Lease as amended shall hereinafter be referred to as the "Lease").

     B.   The Lease provides for a termination date of September 27, 1991.

     C. Tenant desires to extend the term of the Lease on the terms and conditions set forth herein.

     D. Landlord agrees to extend the term in consideration of Tenant's agreement to the terms and conditions set forth below.

     NOW, THEREFORE, the parties hereto agree to amend the Lease as follows:

     1. TERM. The term of the Lease is hereby extended from and after September 28, 1991 through and including December 31, 1993. The period commencing on September 28, 1991 and ending on December 31, 1993 is referred to herein as the "Third Extended Term".

     2. MONTHLY RENT. The monthly rent as provided in paragraph 4(a) of the Original Lease shall be adjusted and payable during the Third Extended Term as follows:

          September 28, 1991 through
          December 31, 1991                       $16,183.20 per month

          January 1, 1992 through
          December 31, 1992                       $17,065.92 per month

          January 1, 1993 through
          December 31, 1993                       $18,242.88 per month



     3. COMMON AREA CHARGES. Subject to adjustments as provided in paragraph 16 of the Original Lease and as otherwise adjusted prior to the date hereof, Tenant shall continue to pay to Landlord its percentage share of Common Area Charges during the Third Extended Term.

     4. IMPROVEMENTS. Within thirty (30) days after commencement of the Third Extended Term, Landlord shall, at Landlord's sole cost and expense, shampoo all carpeting located within the Premises and install a dishwasher in the kitchen located within the Premises. Except as provided in this paragraph, Landlord shall have no obligation to alter or improve the Premises.

     5. RESTATEMENT OF OTHER LEASE TERMS. Except as specifically modified herein, all terms, covenants and conditions of the Lease shall remain in full force and effect.


     IN WITNESS WHEREOF, the parties hereto execute this Amendment on the date set forth below their signature.


Landlord:                                         Tenant:
--------                                          ------

CALIFORNIA SECOND, LTD.,                          CIRCADIAN, INC.,
a Florida limited partnership                     a Delaware corporation

By:  McCandless Partnership,
     a California general partnership,
     a General Partner


     By:   /s/ Birk S. McCandless                 By:   /s/ David L. Robertson
        -----------------------------                --------------------------
        Birk S. McCandless, as                              (Signature)
        Trustee under the Birk S.
        McCandless and Mary                        David L. Robertson
        McCandless Inter Vivos                     ----------------------------
        Trust Agreement dated                               (Printed Name)
        February 17, 1982, a
        General Partner                            VP of Finance
                                                   ----------------------------
                                                            (Title)

                                                             8/15/91
     --------------------------------              ----------------------------
          (Date)                                            (Date)

                            SIXTH AMENDMENT TO LEASE


     THIS SIXTH AMENDMENT TO LEASE (hereinafter "Amendment") is made this 3rd day of January, 1994 by and between CALIFORNIA SECOND, LTD., a Florida limited partnership ("Landlord") and CIRCADIAN, INC., a Delaware corporation ("Tenant").



                                 R E C I T A L S


     A. Tenant currently leases from Landlord approximately twenty-nine thousand four hundred twenty-four (29,424) square feet of space located at 3942 North First Street, San Jose, California ("Premises") pursuant to that certain lease dated June 9, 1987 ("Original Lease"), as amended by that certain First Amendment to Lease dated December 1, 1987, Second Amendment to Lease dated August 30, 1988, Third Amendment to Lease dated April 3, 1989, Fourth Amendment to Lease dated July 16, 1990 and Fifth Amendment to Lease dated August 15, 1991. The Original Lease as amended shall hereinafter be referred to as the "Lease".

     B.   The Lease provides for a termination date of December 31, 1993.

     C. Tenant desires to extend the term of the Lease on the terms and conditions set forth herein.

     D. Landlord agrees to extend the term in consideration of Tenant's agreement to the terms and conditions set forth below.

     NOW, THEREFORE, the parties hereto agree to amend the Lease as follows:

     1. TERM. The term of the Lease is hereby extended from and after January 1, 1994 through and including December 31, 1998. The period commencing on January 1, 1994 and ending on December 31, 1998 is referred to herein as the "Fourth Extended Term".

     2.   MONTHLY RENT.

     (a) The monthly rent provided for in paragraph 4(a) of the Original Lease shall be adjusted and payable during the Fourth Extended Term as follows:

          January 1, 1994 through
          December 31, 1994                  $10,800.00 per month

          January 1, 1995 through
          December 31, 1995                  $14,400.00 per month

          January 1, 1996 through
          December 31, 1996                  $17,654.40 per month

          January 1, 1997 through
          December 31, 1998                  Basic rent  to be increased
                                             according to paragraph 2(b) below.


     (b) The basic rent provided for in paragraph 2(a) for the period commencing January 1, 1997 through December 31, 1998 shall be adjusted on January 1, 1997 as follows:


     The Consumer Price Index for All Urban Consumers (base year 1967 = 100) for San Francisco-Oakland-San Jose, Metropolitan Area published by the United States Department of Labor, Bureau of Labor Statistics ("Index"), which is published for the date nearest the January 1, 1997 ("Extension Index"), shall be compared with the Index published for the date immediately preceding January 1, 1994 ("Beginning Index"). On January 1, 1997, the monthly basic rent payable during the following two year period shall be set by multiplying the basic rent of Seventeen Thousand Six Hundred Fifty-Four and 40/100 Dollars ($17,654.40) per month by a fraction, the numerator of which is the Extension Index and the denominator of which is the Beginning Index; provided, however, that in no event shall the increase in basic rent (using $17,654.40 per month as the basic rent amount to be compounded) be less than three percent (3%) per annum compounded from January 1, 1994 or greater than seven percent (7%) per annum compounded from January 1, 1994.

     As soon as the basic rent for such period is set, Landlord shall given Tenant notice of the amount. In no case shall the basic rent be less than the basic rent for the preceding period. Upon adjustment of the basic rent as provided in this Amendment, the parties shall immediately execute an amendment to the Lease stating the new basic rent. If the Index is changed so that the base year differs from that used as of the month immediately preceding the month in which the term commences, the Index shall be converted in accordance with the conversion factor published by the United States Department of Labor, Bureau of Labor Statistics. If the Index is discontinued or revised during the term, such other government index or computation with which it is replaced shall be used in order to obtain substantially the same result as would be obtained if the Index had not been discontinued or revised.

     3. COMMON AREA CHARGES. Subject to adjustments as provided in paragraph 16 of the Original Lease and as otherwise adjusted prior to the date hereof, Tenant shall continue to pay to Landlord its percentage share of Common Area Charges during the Fourth Extended Term.

     4. IMPROVEMENTS. Improvements to the Premises shall be constructed and installed in accordance with the plans and specifications, and other terms and conditions, set forth in Exhibit A to this Agreement, the contents of which is incorporated herein and made a part hereof by this reference. The improvements shall be constructed and installed at the expense of Landlord and/or Tenant as set forth in Exhibit A to this Amendment and in each case shall be performed in a diligent and workmanlike manner.

     5.   SECURITY DEPOSIT.

          (a) Concurrently with Tenant's execution of this Amendment, Tenant shall deliver to Landlord an unconditional and irrevocable Letter of Credit in the amount of One Hundred Thousand and 00/100 Dollars ($100,000.00) to secure the faithful performance by Tenant of all of the terms, covenants and conditions of this Amendment to be kept and performed by Tenant. Notwithstanding the actual amount of the Letter of Credit, the maximum amount which Landlord may demand shall not exceed an amount equal to One Hundred Thousand and 00/100 Dollars ($100,000.00) less the sum of Two Thousand Seven Hundred Seventy-Seven and 77/100 Dollars ($2,777.77) per month during the first three (3) years of the Fourth Extended Term. The Letter of Credit (to the extent limited by the preceding sentence) shall be available by draft at sight, subject only to receipt by the bank of a notarized statement from Birk S. McCandless or Steven
E. Sund stating that the amount demanded is due and owing to Landlord. The Letter of Credit shall by its terms expire not less than one year from the date issued, provided that unless Tenant deposits with Landlord a cash security deposit of like amount, said Letter of Credit shall be renewed by Tenant for successive periods of not less than one year each to and including

December 31, 1996 in the amounts specified below for each of the first three (3) years of the Fourth Extended Term as follows:

     January 1, 1994 through
     December 31, 1994                       $100,000.00

     January 1, 1995 through
     December 31, 1995                       $66,667.00

     January 1, 1996 through
     December 1, 1996                        $33,334.00

     January 1, 1997 through
     End of Fourth Extended Term             Not required


The bank's written renewal of the Letter of Credit shall in each case be delivered to Landlord not less than ninety (90) days prior to the expiration date of the then outstanding Letter of Credit. Tenant's failure to so deliver, renew (including, but not limited to, the delivery to Landlord of such renewal not less than ninety (90) days prior to expiration of the Letter of Credit) and maintain such Letter of Credit shall be a material breach of this Amendment.

     If Tenant defaults in the performance of any provision of this Amendment to be performed by Tenant, including without limitation the payment of rent and other amounts due Landlord, and such default is not cured within the cure period set forth in the Lease, Landlord may immediately and without further notice resort to said Letter of Credit and use or apply all or any part of same to compensate Landlord for any loss or expense occasioned thereby and for the payment of any amount due Landlord under the terms of this Amendment. If any portion of said Letter of Credit is so used as specified above, Tenant shall, within ten (10) days after written demand therefor, restore the Letter of Credit to its original amount, and Tenant's failure to do so shall be a material breach of this Amendment and the Lease.

     Landlord's resort to said Letter of Credit shall in no way or manner constitute an acceptance of or waiver of such default by Tenant; nor shall resort to said Letter of Credit terminate, or permit Tenant to terminate, or constitute a forfeiture of, or be construed as an election by Landlord to terminate, the Lease; nor shall such resort affect Landlord's remedies otherwise available under the Lease or at law.

     (b) In addition, concurrently with Tenant's execution of this Amendment, Tenant shall deposit with Landlord the sum of

Seventeen Thousand Six Hundred Fifty-Four and 40/100 Dollars ($17,654.40), which sum shall be held by Landlord as Tenant's security deposit pursuant to paragraph 4(d) of the Original Lease. Tenant hereby acknowledges that any amounts previously deposited with Landlord as a security deposit pursuant to the Lease have previously been applied by Landlord to Tenant's prior obligations under the Lease and that the entire amount of the security deposit held by Landlord as a security deposit, upon receipt of the above amount, is Seventeen Thousand Six Hundred Fifty-Four and 40/100 Dollars ($17,654.40). Landlord hereby acknowledges that Tenant has performed all of its obligations (including, but not limited to the payment of the settlement payment) under that certain Settlement Agreement and Agreement for Mutual Release Between Landlord and Tenant dated September 9, 1992.

      6. INSURANCE. Landlord's obligation to obtain and keep in force certain insurance policies, as specified in paragraph 11 of the Original Lease, is hereby modified to provide that Landlord may, but shall not be obligated to, obtain flood and/or earthquake insurance. Landlord shall have no liability to Tenant if Landlord elects not to obtain flood and/or earthquake insurance. The cost of such insurance shall be a Common Area Charge as provided in paragraph 11.

     7. ALTERATIONS. Paragraph 8 of the Lease is hereby modified to provide that with respect to any alteration which Tenant is required by Landlord to remove at the end of the lease term, in addition to removing the alteration and repairing any damage to the Premises caused by such removal and complying with the surrender provisions in paragraph 23 of the Original Lease, Tenant shall also be obligated to restore the Premises to their condition as it existed prior to Tenant making such alteration. Landlord acknowledges that none of the improvements existing in the Premises as of the date hereof, and none of the improvements to be constructed by Landlord pursuant to the Work Letter Agreement attached hereto and incorporated herein are required to be removed by Tenant at the end of the Lease term.


     8.   ENVIRONMENTAL MATTERS

          A.   TENANT's COVENANTS REGARDING HAZARDOUS MATERIALS.

               (1) HAZARDOUS MATERIALS HANDLING. Tenant, its agents, invitees, employees, contractors, sublessees, assigns and/or successors shall not use, store, dispose, release or otherwise cause to be present Hazardous Materials (as defined below) on or about the Premises or Project other than those Hazardous
Materials in the amounts set forth on Exhibit B attached hereto and incorporated herein, and other than reasonable amounts of customary office products and cleaners. As used herein "Hazardous Materials" shall mean any petroleum or petroleum by-products, flammable explosives, asbestos, urea formaldehyde, radioactive materials or waste and any "hazardous substance", "hazardous waste", haxardous materials", "toxic substance" or "toxic waste" as those terms are defined under the provisions of the California Health and Safety Code and/or the provisions of the Comprehensive Environmental
Response, Compensation and Liability Act (42 U.S.C. Section 9601 et seq.), as amended by the Superfund Amendments and Reauthorization Act of 1986 (42
U.S.C. Section 9601 et seq.), or any other hazardous or toxic substance, material or waste which is or becomes regulated by any local governmental authority, the State of California or any agency thereof, or the United
States Government or any agency thereof.

          (2)  NOTICES.  Tenant shall immediately notify Landlord in writing of:
(i) any enforcement, cleanup, removal or other governmental or regulatory action instituted, completed or threatened pursuant to any law, regulation or ordinance relating to the industrial hygiene, environmental protection or the use, analysis, generation, manufacture, storage, presence, disposal or transportation of any Hazardous Materials (collectively "Hazardous Materials Laws"); (ii) any claim made or threatened by any person against Tenant, the Premises, Project or buildings within the Project relating to damage, contribution, cost recovery, compensation, loss or injury resulting from or claimed to result from any Hazardous Materials; and (iii) any reports made to any environmental agency arising out of or in connection with any Hazardous Materials in, on or removed from the Premises, Project or buildings within the Project, including any complaints, notices, warnings, reports or asserted violations in connection therewith. Tenant shall also supply to Landlord as promptly as possible, and in any event within five (5) business days after Tenant first receives or sends the same, with copies of all claims, reports, complaints, notices, warnings or asserted violations relating in any way to the Premises, Project or buildings within the Project or Tenant's use thereof. Tenant shall promptly deliver to Landlord copies of hazardous waste manifests reflecting in the legal and proper disposal of all Hazardous Materials removed from the Premises.

     B. INDEMNIFICATION OF LANDLORD. Tenant shall indemnify, defend (by counsel acceptable to Landlord), protect, and hold Landlord, and each of Landlord's partners, employees, agents, attorneys, successors and assigns, free and harmless from and against any and all claims, liabilities, penalties, forfeitures, losses or expenses (including attorneys' fees) for death of or injury to any person or damage to any property whatsoever (including water tables and atmosphere), arising from or caused in whole or in part, directly or indirectly, by (i) the presence in, on, under or about the Premises, Project or buildings within the Project or discharge in or from the Premises, Project or buildings within the Project of any Hazardous Materials arising from or caused by Tenant's use, analysis, storage, transportation, disposal, release, threatened release, discharge or generation of Hazardous Materials to, in, on, under, about or from the Premises, Project or buildings within the Project, or
(ii) Tenant's failure to comply with any Hazardous Materials Laws whether knowingly, unknowingly, intentionally or unintentionally. Tenant's obligations hereunder shall include, without limitation, and whether foreseeable or unforeseeable, all costs of any required or necessary repair, cleanup or detoxification or decontamination of the Premises, Project or buildings within the Project, and the preparation and implementation of any closure, remedial action or other required plans in connection therewith. In addition, Tenant shall reimburse Landlord for (i) losses in or reductions to rental income resulting from Tenant's use, storage or disposal of Hazardous Materials, (ii) all costs of refitting or other alterations to the Premises, Project or buildings within the Project required as a result of Tenant's use, storage, or disposal of Hazardous Materials including, without limitation, alterations required to accommodate an alternate use of the Premises, Project or buildings within the Project, and (iii) any diminution in the fair market value of the Premises, Project or buildings within the Project caused by Tenant's use, storage, or disposal of Hazardous Materials. For purposes of this paragraph 8, any acts or omissions of Tenant, or by employees, agents, assignees, contractors or subcontractors of Tenant or others acting for or on behalf of Tenant (whether or not they are negligent, intentional, willful or unlawful) shall be strictly attributable to Tenant.

     Landlord shall indemnify, defend, (with counsel reasonably acceptable to Tenant), protect, and hold Tenant, its employees, agents, attorneys, stockholders, officers, directors, successors and assigns free and harmless from and against any and all claims, liabilities, penalties, forfeitures, losses or expenses (including attorneys' fees) for the death of or injury to any person or damage to any property whatsoever (including water tables and atmosphere) directly arising out of or in connection with Landlord's use, analysis, storage, transportation, disposal, release, threatened release, discharge or generation of Hazardous Materials in, on, under or about the Premises or Project, or the violation by Landlord of any Hazardous Materials Law relating to any such Hazardous Material.

     C. SURVIVAL. The provisions of this paragraph 8 shall survive the expiration or earlier termination of the term of the

Lease.

     9. REAL ESTATE BROKERS. Each party represents and warrants to the other party that it has not had dealings in any manner with any real estate broker, finder or other person with respect to the Premises and the negotiation and execution of this Amendment except Tarlton Properties. Except as to commissions and fees to be paid as provided in this paragraph, each party shall indemnify and hold harmless the other party from all damage, loss, liability and expense (including attorneys' fees and related costs) arising out of or resulting from any claims for commissions or fees that may or have been asserted against the other party by any broker, finder or other person with whom Tenant or Landlord has or purportedly has dealt with in connection with the Premises and the negotiation and execution of this Amendment. Landlord shall pay to Tarlton Properties a commission equal to fifty percent (50%) of Landlord's standard commission in connection with this transaction. Landlord and Tenant agree that Landlord shall not be obligated to pay any broker leasing omissions, consulting fees, finder fees or any other fees or commissions arising out of or relating to any extended term beyond the Fourth Extended Term or to any expansion or relocation of the Premises at any time.

     10.  LANDLORD'S ADDRESS.

          Landlord's address for notice purposes, as provided in paragraph 39 of the Lease, is hereby changed to:

          3945 Freedom Circle, Suite 640
          Santa Clara, California 95054


     11. USE. The use provision set forth in paragraph 1 of the Lease is hereby modified to allow Tenant to also use the Premises for the operating of an Asthma Therapy Management Center and a dispensing mail order pharmacy; subject to Tenant's compliance with all laws related thereto, including zoning ordinances, and such uses shall not be permitted if such uses would violate any governmental or quasi-governmental law, ordinance, rule or regulation. Landlord makes no representation or warranty regarding the legality or permissibility of such uses. In addition, any increases in insurance costs on the Project which are due to Tenant's use of the Premises shall be paid entirely by Tenant.

     12. RESTATEMENT OF OTHER LEASE TERMS. Except as specifically modified herein, all terms, covenants and conditions of the Lease shall remain in full force and effect.

     IN WITNESS WHEREOF, the parties hereto execute this Amendment on the date set forth below their signature.


Landlord:                               Tenant:
--------                                ------

CALIFORNIA SECOND, LTD.,                CIRCADIAN, INC.,
a Florida limited partnership           a Delaware corporation

By:  McCandless Partnership,
     a California general partnership,
     a General Partner


     By:   /s/ Birk S. McCandless       By:   /s/ Arthur A. Bertolero
        -----------------------------        --------------------------
        Birk S. McCandless, as                    (Signature)
        Trustee under the Birk S.
        McCandless and Mary                       Arthur A. Bertolero
        McCandless Inter Vivos          -------------------------------
        Trust Agreement dated                     (Printed Name)
        February 17, 1982, a
        General Partner                           President
                                        -------------------------------
                                                  (Title)

                                                   1/7/94
     --------------------------------   -------------------------------
               (Date)                              (Date)

                              WORK LETTER AGREEMENT
                           EXISTING SPACE - ALLOWANCE


CONSTRUCTION                                                           Exhibit A
-------------------------------------------------------------------------------

     THIS WORK LETTER AGREEMENT (hereinafter "Exhibit A") is attached to and forms a part of that certain Sixth Amendment to Lease ("Amendment") amending that certain lease ("Lease") by and between CALIFORNIA SECOND, LTD., a Florida limited partnership ("Landlord"), and CIRCADIAN, INC., a Delaware corporation ("Tenant"), pursuant to which Landlord leases to Tenant those certain premises located at 3942 North First Street, San Jose, California and consisting of approximately twenty nine thousand four hundred twenty-four (29,424) square feet ("Premises"). All capitalized terms used herein shall have the meaning ascribed to them in the Amendment to which this Exhibit A is made a part thereof unless otherwise defined below. The Premises shall be improved in accordance with the following:


     1.   EXISTING IMPROVEMENTS:

          Tenant accepts the Premises in its existing condition and the improvements constructed therewith, and Tenant hereby approves the same as installed, subject only to such changes as may subsequently be agreed upon by Landlord and Tenant. Such improvements are hereafter called "Existing Improvements".

     2.   TENANT IMPROVEMENTS:

          As used herein, "Tenant Improvements" shall include those items and specifications shown on the Final Construction Drawings prepared in accordance with paragraph 3 below, including those specifications (as appropriate) set forth and described in Exhibit A-1, attached hereto, exclusive of Existing Improvements. Landlord shall construct Tenant Improvements in accordance with the Fional Construction Drawings, Exhibit A-1 and the provisions of this Exhibit
A. Unless otherwise specifically agreed to by Landlord in writing, the installation, wiring, maintenance and removal of furniture partition systems, telephone and other communication systems, data cabling, alarm and/or security systems and any other systems not specifically set forth in the Final Construction Drawings or Exhibit A-1, and all cost and expense associated therewith, shall be the sole responsibility of Tenant. In connection with the construction and installation of the Tenant Improvements, Landlord or Landlord's general contractor shall have no obligation to move any of Tenant's property located in or about the Premises including, but not limited to, furniture, inventory and trade fixtures, at the time of such construction and installation. If at the time of construction and installation of the Tenant Improvements Tenant has property located in or about the Premises that unreasonably inhibits or prevents the construction and installation of the Tenant Improvements, Tenant shall within one (1) business day after receipt of notification therefore from Landlord or Landlord's general contractor, at Tenant's sole cost and expense, move such property to another location within the Premises, or upon receipt of Landlord's prior approval, to another location within the Project designated by Landlord in Landlord's sole discretion; Tenant's failure to move such property within one (1) business day after receipt of notification therefore from Landlord or Landlord's general contractor shall be deemed a Tenant caused delay subject to the provisions of paragraph 8 of this Exhibit A. If at the time of construction and installation of the Tenant Improvements Tenant has property located in or about the portion of the Premises where the construction is occurring from time to time, Landlord and Landlord's general contractor shall incur no liability to Tenant or any other party in the event such property is damaged, destroyed or stolen during the construction and installation of the Tenant Improvements.

     3.   TENANT IMPROVEMENT DESIGN SCHEDULE:

          The plans and specifications for the Tenant Improvements shall be completed in accordance with the following:

          (a) Tenant shall approve preliminary floor plan layouts ("Preliminary Floor Plans") prepared by Landlord by December 20, 1993. The Preliminary Floor Plans shall show all walls, doors, and other Tenant Improvements desired by Tenant in sufficient detail for Landlord's architect to prepare architectural construction drawings and related documents ("Architectural Construction Documents").

          (b) Between December 15 and December 20, Landlord's architect and Tenant's representative shall meet as needed to review and complete the final details related to the Preliminary Floor Plans, so that on December 20, 1993 the Architectural Construction Documents are subject only to minor changes.

          (c) No later than December 20, 1993, Tenant shall have made the decisions required and supplied to Landlord the information requested by Landlord and necessary for Landlord's architect to complete the Architectural Construction Documents in enough detail for Landlord's general contractor to bid the work, select subcontractors and to proceed toward the design of electrical, mechanical and any other requirements not included on the Architectural Construction Documents. Upon Landlord's general contractor's selection of subcontractors, Landlord's general contractor and subcontractors shall prepare design specifications outlining in reasonable detail electrical, mechanical and any other requirements not included on the Architectural Construction Documents ("Electrical and Mechanical Drawings").

          (d) Upon completion of the Architectural Construction Documents, Tenant shall have one (1) day to approve the same or notify Landlord of any final changes which are required, subject to changes, deletions or additions as provided in paragraphs 6 and 7 of this Exhibit A.

          (e) Upon completion of the Electrical and Mechanical Drawings, Landlord or Landlord's general contractor shall submit the Architectural Construction Documents and Electrical and Mechanical Drawings (collectively the "City Ready Plans") to the City to obtain a building permit.

          (f) Tenant shall have decided upon carpet selection and all other color and material specifications by November 19, 1993.

          (g) As used herein, "Final Construction Drawings" shall include the City Ready Plans, as approved by the City, and any subsequent additions, deletions or changes to the Tenant Improvements permitted or required pursuant to paragraphs 6 and 7 of this Exhibit A.

     4.   TENANT IMPROVEMENT COST ESTIMATES:

          Within fourteen (14) days of completion of the Electrical and Mechanical Drawings, Landlord shall prepare and deliver to Tenant an improvement cost budget ("Improvement Cost Budget") setting forth the Total Cost of Tenant's Improvements (as defined in paragraph 5(b) below). Within three (3) days after Tenant's receipt of the Improvement Cost Budget, Tenant shall, in writing, approve or disapprove the Improvement Cost Budget. If Tenant does not deliver to Landlord its written approval or disapproval within the three (3) day period, Tenant will be deemed to have approved the Improvement Cost Budget. If Tenant disapproves the Improvement Cost Budget, Landlord and Tenant shall, within three
(3) days of Tenant's disapproval, attempt to agree on mutually acceptable modifications to the Improvement Cost Budget. If Tenant disapproves of the Improvement Cost Budget and Landlord and Tenant are unable, within the three (3) day period, to agree on mutually acceptable changes to the Improvement Cost Budget, or if Tenant approves of the Improvement Cost Budget but does not deliver to Landlord, within three (3) days of its approval, signed copies of the Improvement Cost Budget and Architectural Construction Documents, then Landlord may terminate the Amendment upon written notice to Tenant. Upon Tenant's written approval of the Improvement Cost Budget (or in the event Tenant is deemed to have approved the Improvement Cost Budget as provided hereinabove), the

Total Cost of Tenant's Improvements set forth therein shall be deemed a fixed price for the Tenant Improvements (said fixed price shall be referred to herein as the "Tenant Improvement Fixed Cost"). The Tenant Improvement Fixed Cost shall be subject to adjustment for increases in costs resulting from changes to the Tenant Improvements requested or required pursuant to paragraphs 6 and 7 of this Exhibit A. Landlord shall not be obligated to commence construction of the Tenant Improvements until the following has occurred: the Architectural Construction Documents and Tenant Improvement Fixed Cost have been agreed to by Landlord and Tenant; Tenant has indicated its approval of the Architectural Construction Documents and Improvement Cost Budget by signing copies thereof; and Landlord has executed a written authorization to proceed with construction with Landlord's general contractor based on the agreed Architectural Construction Documents and Tenant Improvement Fixed Cost.

     5.   TENANT IMPROVEMENT ALLOWANCE:

          (a) Landlord agrees to grant to Tenant a Tenant Improvement Allowance ("Allowance") of $88,272.00 ($3.00/SF x 29,424 SF) to be applied toward the "Total Cost of Tenant's Improvements" (as defined below) to be installed in accordance with this Exhibit A.

          (b) As used herein, "Total Cost of Tenant's Improvements" shall include: (i) the cost of Tenant Improvements and increases therein pursuant to paragraphs 6 and 7 below, if any, and all demolition costs incurred in connection with preparing the Premises the installation of the Tenant Improvements; (ii) the cost of overtime or special expenditures, provided such overtime or special expenditures are approved in advance by Tenant in writing (which Tenant shall approve or disapprove within one (1) day of receipt of Landlord's notice regarding same); (iii) all costs related to change orders; (iv) all costs related to changes required or requested by governmental authority; (v) permit fees and other fees not previously paid by Landlord as part of shell costs; (vi) the cost of consultants and engineers;
(vii) an amount equal to the actual cost of supervision, administration and on-site facilities and equipment necessary to perform the work; (viii) an amount equal to 9% of the sum of items (i) through (vii) above as and for the general contractor's overhead and profit; and (ix) the cost of architects hired by Landlord.

          (c) In the event that the Tenant Improvement Fixed Cost exceeds the Allowance (the amount by which the Tenant Improvement Fixed Cost exceeds the Allowance shall be referred to herein as the "Excess Cost"), Tenant shall pay twenty-five percent (25%) of such Excess Cost to Landlord within five (5) days of Tenant's approval of the Improvement Cost Budget, twenty-five percent (25%) thereof within five (5) days of when Landlord notifies Tenant that the

Tenant Improvements are twenty-five percent (25%) complete, another twenty-five percent (25%) when Landlord notifies Tenant that the Tenant Improvements are fifty percent (50%) complete, another fifteen percent (15%) when Landlord notifies Tenant that the Tenant Improvements are seventy-five percent (75%) complete and the final ten percent (10%) when the Tenant Improvements have been completed. Tenant's failure to make any payment of the Excess Cost when due, or to make any payment with respect to change orders as set forth in paragraph 6 of this Exhibit A, shall be deemed a default under the Lease and the amount so delinquent shall be deemed additional rent and Landlord may exercise all rights and remedies set forth in the Lease; and in addition, Landlord may delay construction until such payment is made and such delay shall be deemed a Tenant caused delay subject to the provisions of paragraph 8 of this Exhibit A.

          (d) In the event Tenant causes delays, or requests changes which cause delays in construction of more than ninety (90) calendar days, then Landlord shall not be obligated to grant to Tenant the Allowance, or any balance remaining unused therein. In such case, Tenant shall be responsible for all additional costs resulting therefrom, including any increase in labor and materials costs. Tenant shall be entitled to no rent reduction or credit at any time in the event that the Allowance or any portion thereof remains unused for any reason whatsoever.

     6.   CHANGES BY TENANT:

          Tenant may request changes, deletions or additions to the Tenant Improvements; provided, however, that the effectiveness of any such requested change, deletion or addition shall be subject to written approval by an authorized representative of Landlord and to obtaining any required governmental permits or other approvals. If any such change, deletion or addition increases the Tenant Improvement Fixed Cost above the Allowance, Tenant shall immediately pay to Landlord the full amount of such increase in excess of the Allowance. n no event shall work on any change, deletion or addition requested pursuant to this paragraph 6 commence prior to (i) Landlord and Tenant approving, in writing, such change, deletion or addition, and (ii) Landlord's receipt from Tenant of payment of the full amount of the increase of the Tenant Improvement Fixed Cost in excess of the Allowance.

     7.   CHANGES BY AUTHORITY:

          Tenant agrees that if any change, deletion or addition to any of the improvements proposed to be constructed or installed is required by any governmental authority in connection with obtaining any governmental permit or approval, or otherwise, then such change, deletion or addition shall promptly be made and the Tenant Improvement Fixed Cost shall be adjusted to reflect any increase in cost resulting from such required change. To the extent any cost resulting from such required change. To the extent any change, deletion or addition required by any governmental authority in connection with obtaining any governmental permit or approval increases the Tenant Improvement Fixed Cost above the Allowance, Tenant shall pay to Landlord such increase above the Allowance in accordance with the provisions of paragraph 5(c) of this Exhibit A. The Tenant Improvements shall be constructed in accordance with all laws.

     8.   DELAYS CAUSED BY TENANT:

          Any delays due to construction delays related to any changes required by Tenant, or due to any other failures by Tenant to perform its obligations under this Exhibit A or otherwise under the Lease or the Amendment, shall be deemed Tenant caused delays for purposes of this Agreement.

     9.   PUNCH LIST:

          Within ten (10) business days after the Effective Date, Tenant shall deliver to Landlord a list of items ("Punch List") that Tenant believes Landlord should complete or correct in order for the Premises to be acceptable. Landlord shall commence to complete or correct the items as soon as possible, except those items that Landlord in its reasonable discretion contends are not justified. If Tenant does not deliver the Punch List to Landlord within the ten
(10) day period, Tenant shall be deemed to have accepted the Premises and approved the construction (provided that such acceptance shall not be deemed a waiver with respect to structural defects, non-compliance with laws or other items not reasonably ascertainable on walkthrough inspection). Nothing in this paragraph 9 shall delay the Effective Date or Tenant's obligation to pay rent or to make other payments due Landlord under the Lease or the Amendment.

     10.  ACCESS TO PREMISES:

          Tenant shall permit Landlord and Landlord's contractor access to the Premises during normal business hours for construction of the Tenant Improvements. Tenant acknowledges that some disruption of its business operations is inevitable and that such disruption shall not be a basis for denying Landlord's contractor access to the Premises or otherwise interfering with construction of the Tenant Improvements. Landlord and its contractors shall use reasonable efforts to minimize disruption to Tenant's business. In the event Tenant elects to have construction of the Tenant Improvements, or any portion thereof, performed at times other than during normal business hours, Landlord shall provide Tenant with an estimate of overtime charges before commencement of such work. Tenant shall be responsible for all actual overtime charges and shall pay to Landlord as additional rent within ten (10) days of completion of construction of the Tenant Improvements all such actual overtime charges.

     11.  ATTACHMENTS:

          All reference in the Amendment to Exhibit A shall be deemed to also include Exhibit A-1.

                                                                       EXHIBIT A


                        SUBORDINATION, NONDISTURBANCE AND
                              ATTORNMENT AGREEMENT


     THIS AGREEMENT made this 28th day of February, 1995 by and among THE TRAVELERS INSURANCE COMPANY, a Connecticut corporation, with an office at 2121
N. California Blvd., Walnut Creek, California 94596-8161 (the "Mortgagee"), and Circadian, Inc., a Delaware corporation, with an address at 3942 North First Street, San Jose, California 95134 (the "Tenant"), and California Second, Ltd., a Florida Limited Partnership, whose address is c/o McCandless Management Company, 3945 Freedom Circle, Suite 640, Santa Clara, California 95054 (the "Borrower").

                                   WITNESSETH:

     WHEREAS, the Mortgagee is the holder of an Amended and Restated Deed of Trust and Security Agreement with Assignment of Rents and Leases and Fixtures Filing from Borrower dated as of November 1, 1994 (the "Mortgage") covering certain improved real property located in the County of Santa Clara, State of California, and described on Exhibit A attached hereto, and recorded on December 1, 1994, as Serial No. 12736117, Santa Clara County Records (the real property covered by the Mortgage as described in Exhibit A is hereafter referred to as the "Mortgaged Property"); and

     WHEREAS, by virtue of that certain lease ("Lease") dated June 9, 1987, as amended by that certain First Amendment to Lease dated December 1, 1987, Second Amendment to Lease dated August 30, 1980, Third Amendment to Lease dated April 3, 1989, Fourth Amendment to Lease dated July 16, 1990, Fifth Amendment to Lease dated August 15, 1991, and Sixth Amendment to Lease dated January 3, 1994 (collectively, the "Lease"), between the Borrower, as Landlord therein, and the Tenant, as Tenant therein, the Tenant has leased from the Borrower approximately 29,424 rentable square feet of space located in an office building at 3942 North First Street, San Jose, California (the "Premises"), which Premises are a portion of the Mortgaged Property;

     WHEREAS, the Tenant desires to be assured of continued occupancy of the Premises under the terms of the Lease and subject to the terms of the Mortgage;

     NOW, THEREFORE, in consideration of the sum of One Dollar ($1.00) by each party in hand paid to the other, receipt of which is hereby acknowledged, and in consideration of the premises and the mutual covenants and agreements hereinafter contained, the parties hereto, intending to be legally bound hereby, hereby agree as follows:

     1.   The Tenant hereby agrees:

          (a) subject to this Agreement, the Lease and the Tenant's leasehold estate and any and all estates, options, liens and charges therein contained or created thereby are, and shall be and remain, subject and subordinate in all respects to the lien and effects of the Mortgage and to all of the terms, conditions and provisions thereof, to all advances made or to be made thereunder, and to any renewals, extensions, modifications, consolidations or replacements thereof, with the same force and effect as if the Mortgage had been executed, delivered and duly recorded at the above-mentioned Recorder, prior to the execution and delivery of the Lease;

          (b) from time to time, upon request by the Mortgagee, it shall forthwith provide the Mortgagee within ten days of such request with an estoppel certificate certifying that no defaults, claims, offsets or events, or situations which, with the passage of time, could become a default or the basis for a claim or offset against the Borrower by the Tenant, exist under the Lease or, if the same exist, certifying and describing such items as are in existence;

          (c) it will forward to the Mortgagee copies of any notice, claim or demand given or made by the Tenant to or on the Borrower, in all cases concurrently with forwarding same to the Borrower, such copies to be provided to the Mortgagee by the same method of mailing as the statement, notice, claim or demand was made or given to or on the Borrower;

          (d) without the prior written consent of the Mortgagee (i) no rent or other sums due under the Lease shall be paid more than thirty (30) days in advance of the due date therefor established by the Lease, except the security deposit, if any, (ii) no modifications shall be made in the provisions of the Lease nor shall the term be extended or renewed, except as provided therein,
(iii) the Lease shall not be terminated by the Tenant except as provided therein nor shall the Tenant tender or accept a surrender of the Lease except incident to a termination provided for in said Lease, and (iv) it shall only subject the Premises demised by the Lease or assign the Tenant's interest in the Lease in accordance with the provisions of said Lease;

          (e) in the event of any act or omission by the Borrower which would given the Tenant the right to terminate the Lease or to claim a partial or total eviction, reduce rents or to credit or offset any amounts against future rents, the Tenant will not exercise such right (i) until it shall have given written notice of such act or omission to the Mortgagee, and (ii) until a reasonable time for remedying such act or omission shall have elapsed following such giving of notice, Mortgagee's time to commence and diligently pursue cure thereof not to exceed the later of 30 days after (A) Tenant's notice to Mortgagee as provided in this subparagraph and (B) the lapse of the applicable cure period under the Lease; and if it so elects, the Mortgagee shall have the right to cure any default by the Borrower under the Lease, including, if necessary to cure such defaults, access to the premises demised by the Lease in accordance with the terms of the Lease;

          (f) notices required to be given to the Mortgagee under this Agreement will be given to any successor-in-interest of the Mortgagee under the Mortgage provided that, prior to the event for which notice is required to be given to the Mortgagee, such successor-in-interest of the Mortgagee shall have given written notice to the Tenant of its acquisition of the Mortgagee's interest therein, and designated the address to which such notice is to be directed;

          (g) if the holder of the Mortgage (as now or hereafter constituted), or anyone claiming from or through any such holder, shall enter into and lawfully become possessed of the Mortgaged Property or the Premises, or shall succeed to the rights of the Borrower under the Lease, or shall succeed to the rights of the Borrower under the Lease, either through foreclosure of said Mortgage or otherwise howsoever, (i) the Tenant shall attorn to, and recognize, such holder or anyone claiming from or through such holder as its landlord under the Lease for the unexpired balance of the term of the Lease and any extension or renewal thereof, subject to all of the terms and conditions of the Lease, and (ii) the Tenant shall make all payments payable by the Tenant under the Lease directly to the holder of the Mortgage upon such holder's written instructions to the Tenant; and if, by operation of law, or otherwise, the institution of any action or other proceedings by the Mortgagee under the Mortgage or the entry into and taking possession of the Premises shall result in the cancellation or termination of the Lease or the Tenant's obligations thereunder, the Tenant shall, upon request, execute and deliver a new lease of the Premises pursuant to the Lease, containing the same terms and conditions as the Lease, except that the term and any extension thereof shall be the unexpired term and unexpired extended term or terms of the Lease as of the date of execution and delivery of said new lease;

          (h) it has no right or option, whether under the Lease or otherwise, to purchase any portion of the Mortgaged Property or any interest therein, and to the extent that Tenant has or hereafter acquires any such right or option, the same is hereby subordinated to the Mortgage;

          (i) the Mortgagee shall have no responsibility, liability or obligation to cure any defaults by the Borrower under the Lease, nor be subject to claims, defenses or offsets under the Lease or against the Borrower possessed by the Tenant and which arose or existed prior to actual foreclosure of the Mortgage or recording of a deed in lieu of foreclosure or entry under and taking possession of the Mortgaged Property by the Mortgagee. If the Mortgagee forecloses the Mortgage or takes title to the Mortgaged Property pursuant to a deed in lieu of foreclosure or enters upon and takes actual possession of the Mortgaged Property, the Mortgagee or any other purchaser at such foreclosure sale shall do so free and clear of all such prior defaults, claims, or offsets and shall not be liable or responsible to the Tenant for any act or omission of any prior landlord (including the Borrower), or be responsible or liable for any deposit or security which was delivered by the Tenant to any prior landlord (including the Borrower) but which was not subsequently delivered to the Mortgagee, or be obligated or liable to the Tenant with respect to the construction and completion of any improvements in the Premises for the Tenant's use, enjoyment or occupancy, or be bound by any restriction on competition beyond the Premises contained in the Lease, or be subject to any claims, defenses or offsets which the Tenant might have against any prior landlord (including the Borrower); and

          (j) the institution of any action or other proceedings by the Mortgagee under the Mortgage in order to realize upon the Borrower's interest in the Mortgaged Property shall not by operation of law, or otherwise, result in the cancellation or termination of the Lease or the Tenant's obligations thereunder.

     2.   The Mortgagee hereby agrees:

          (a) so long as the Tenant is not in default (beyond all applicable periods given the Tenant under the Lease to cure such default) and shall pay the rents and additional rents thereunder, and shall fully comply with and perform all the terms, covenants, conditions and provisions of the Lease on the part of the Tenant thereunder to be complied with and performed, (i) the Tenant's possession and occupancy of the Premises and the Tenant's rights and privileges under the Lease, or any extension or renewal thereof which may be effected in accordance with the terms of the Lease, shall not be disturbed by the Mortgagee or any successor-in-interest to the Mortgagee; (ii) the Mortgagee shall not join the Tenant as party to any action or proceeding brought as a result of a default under the Mortgage for the purposes of terminating the Tenant's interest and estate under the Lease, subject to paragraph 1(g) above and subject further to the condition that the Mortgagee shall not be bound by any rent or other payment which the Tenant might have paid more than thirty (30) days in advance of the time stipulated for payment under the Lease or by any amendment or modification of the Lease made without its written consent; and

          (b) in the event that the interest of the Borrower shall vest in the Mortgagee by reason of foreclosure or any other procedures brought by it, or in any other manner, the Mortgagee and its successors-in-interest agree to be bound by all of the undischarged obligations of Landlord under the Lease occurring after such foreclosure or other action.

     3.   The Tenant hereby represents and warrants that:

          (a)  the Lease is in full force and effect;

          (b) to the Tenant's actual knowledge, neither the Landlord nor the Tenant is in default in the performance of or compliance with any provision of the Lease;

          (c) the Tenant has not received any notice of default or termination of the Lease;

          (d) the Lease is a complete statement of the agreement of the parties thereto with respect to the leasing of the Premises; and

          (e) the Tenant has accepted possession of the Premises and is the sole owner of the leasehold estate created thereby.

     4. The Borrower hereby irrevocably authorizes and directs the Tenant and the Tenant hereby agrees, upon receipt from the Mortgagee of written notice to do so, to pay all rents and other monies payable by the Tenant under the Lease to or at the direction of the Mortgagee. The Borrower irrevocably releases the Tenant of any liability to the Borrower for all payments so made, and the Borrower agrees to defend, indemnify and hold the Tenant harmless from and against any and all claims, demands, losses, or liabilities asserted by, through, or under the Borrower for any and all payments so made. The Tenant agrees that upon receipt of such notice it will pay all monies then due and becoming due from the Tenant under the Lease to or at the direction of the Mortgagee, notwithstanding any provision of the Lease to the contrary. Such payments shall continue until the Mortgagee directs the Tenant otherwise in writing. The Tenant agrees that neither the Mortgagee's demanding or receiving any such payments, nor the Mortgagee's exercising any other right, remedy privilege, power or immunity granted by the Lease or this Agreement will operate to impose any liability upon the Mortgagee for performance of any obligation of the Mortgagee under the Lease unless and until the Mortgagee elects otherwise in writing or unless the Mortgagee takes possession of the Premises and assumes the functions of a landlord.

     5. Any notice, demand or consent hereunder shall be in writing and may be given or mailed by mailing the same by registered or certified mail, return receipt requested, addressed, or intended for the Mortgagee, to the Mortgagee at the address set forth on the first part of this Agreement, and if intended for the Tenant, addressed to the Tenant at the address also set forth on the first page of this Agreement with a copy to the Premises, and if intended for the Borrower, addressed to the Borrower at the address also set forth on the first page of this Agreement. Either party may designate a new address by notice in writing to the other party. Any notice given in accordance herewith shall be effective upon deposit in the United States mails in accordance herewith.

     6. This Agreement shall be binding upon and inure to the benefit of the successors and assigns of each of the parties hereto. The term "Mortgagee" shall include the respective holders from time to time of the Mortgage (as now or hereafter constituted), the term "Borrower" shall be synonymous with the term "Landlord" during the term of the Mortgage and the terms "Landlord" and "Tenant" shall include the holder from time to time of the lessor's interest, and the holder from time to time of the lessee's interest, respectively, in the Lease.

     7. Any claim by the Tenant against the Mortgagee under the Lease or this Agreement shall be satisfied solely out of the interest of the Mortgagee in the Mortgaged Property and the Tenant shall not seek recovery against or out of any other assets of the Mortgagee.

     This Agreement shall be governed by, and construed under the laws of the State of California.

     IN WITNESS WHEREOF, the parties hereto have caused the execution hereof as a sealed instrument as of the day and year first above written.

                              TENANT:

                              CIRCADIAN, INC., a Delaware
                              corporation


                              By:   /s/ Margie Kankrlik
                                 --------------------------
                              Its:  Secretary
                                  -------------------------

                              [SIGNATURES CONTINUED ON NEXT PAGE]

                              MORTGAGEE:

                              THE TRAVELERS INSURANCE
                              COMPANY, a Connecticut corporation
                              By:  /s/ Lona G. Andrey
                                 ------------------------

                              Its:   Assistant Secretary
                                  -----------------------

                              LANDLORD/BORROWER:

                              CALIFORNIA SECOND LTD., A Florida
                              limited partnership


                              By:  /s/ Birk S. McCandless
                                 ---------------------------
                              Birk S. McCandless, As Trustee
                              of the Birk S. McCandless and
                              Mary McCandless Inter Vivos
                              Trust dated February 17, 1982,
                              General Partner

                          ACKNOWLEDGMENT OF INSTRUMENTS


STATE OF CALIFORNIA   )
                      )   SS.
COUNTY OF SANTA CLARA )


     On March 29, 1995 before me, the undersigned notary public in and for said state, personally appeared Margie Kankrlik, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that she executed the same in her authorized capacity, and that by her signature on the instrument, the person, or the entity upon behalf of which the person acted, executed the instrument.

     WITNESS my hand and official seal.


Signature   /s/ Naomi B. Kuhn
        ---------------------

(Seal)

Naomi B. Kuhn
Comm. #986138
Notary Public - California
SANTA CLARA COUNTY
My Comm. Expires APR 9, 1997

                          ACKNOWLEDGMENT OF INSTRUMENTS


STATE OF CALIFORNIA   )
                      )   SS.
COUNTY OF SANTA CLARA )


     On April 4, 1995 before me, the undersigned notary public in and for said state, personally appeared Birk S. McCandless, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument, the person, or the entity upon behalf of which the person acted, executed the instrument.

     WITNESS my hand and official seal.


Signature   /s/ Carol J. Pluff
         ---------------------

(Seal)

Carol J. Pluff
Comm. #1039493
Notary Public - California
SANTA CLARA COUNTY
My Comm. Expires SEP 26, 1998

CALIFORNIA ALL-PURPOSE ACKNOWLEDGMENT


State of California
         ---------------
County of Contra Costa
          --------------

On 4/18/95 before me, Marimil Paikos, Notary Public personally appeared Lona
S. Andrey, personally known to me to be the person whose name is subscribed to the within instrument and acknowledged to me that she executed the same in her authorized capacity, and that her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

MARIMIL PAIKOS
COMM. #990315
Notary Public - California
CONTRA COSTA COUNTY
My Comm. Expires APR 4, 1997            WITNESS my hand and official seal.

                                           /s/  Marimil Paikos
                                        --------------------------------
                                               SIGNATURE OF NOTARY



                                    OPTIONAL

Though the data below is not required by law, it may prove valuable to persons relying on the document and could prevent fraudulent reattachment of this form.

    CAPACITY CLAIMED BY SIGNER        DESCRIPTION OF ATTACHED DOCUMENT

/ / INDIVIDUAL
/ / CORPORATE OFFICER
                        ----------------------------------
--------------------------------        TITLE OR TYPE OF DOCUMENT
        TITLE(S)

/ / PARTNER(S)    / / LIMITED
                  / / GENERAL         ----------------------------------
                             NUMBER OF PAGES
/ / ATTORNEY-IN-FACT
/ / TRUSTEE(S)
/ / GUARDIAN/CONSERVATOR
/ / OTHER:______________________       _________________________________
    ____________________________                DATE OF DOCUMENT
    ____________________________

SIGNER IS REPRESENTING:
NAME OF PERSON(S) OR ENTITY(IES)
                                       __________________________________
________________________________         SIGNER(S) OTHER THAN NAMED ABOVE
________________________________

-Copyright-1993 NATIONAL NOTARY ASSOCIATION 8236 Remmer Ave., P.O. Box 7184 Canoga Park CA 91309-7184

                                    EXHIBIT A

                        SUBORDINATION, NONDISTURBANCE AND
                              ATTORNMENT AGREEMENT


                             The Mortgaged Property

     The Mortgaged Property consists of the real property described in the five page legal description attached hereto.


Address of Premises:     3390-3970 North First Street, San Jose,
                         California


Permanent Real Estate
Taxpayer Identification
Number:  59-207-6927

                                LEGAL DESCRIPTION


REAL PROPERTY in the City of San Jose, County of Santa Clara, State of California, described as follows:

PARCEL ONE:

Pcl. 1 as shown on that certain Parcel Map filed in the office of the Recorder of the County of Santa Clara, State of California on August 18, 1983 in Book 516 of Maps, page(s) 34 and 35, Santa Clara County Records.

PARCEL TWO:

A non-exclusive easement for ingress and egress over PCL. 2, as said parcel is shown on the Parcel Map recorded in Book 516 of Maps, at pages 34 and 35, Santa Clara County Records, and being more particularly described as follows:

                                     Strip 1

A strip of land 26.00 feet wide extending entirely across said PCL. 2 and lying
13.00 feet on each side of a line described as follows:

Beginning at the most Easterly corner of said PCL. 2, said corner being on the Southwesterly line of Rose Orchard Way; thence along said Southwesterly line N. 59 DEG 57' 13" W., 38.00 feet to the true point of beginning of said strip of land; thence S. 30 DEG 02' 47" W., 28.14 feet; thence S. 37 DEG 32' 59" W., 423.45 feet to the Southwesterly line of said PCL. 2.

                                     Strip 2

A strip of land 26.00 feet wide extending entirely across said PCL. 2 and lying
13.00 feet on each side of a line described as follows:

Beginning at the most Northerly corner of said PCL. 2, said corner being on the Southwesterly line of Rose Orchard Way; thence along said Southwesterly line S. 59 DEG 57' 13" E., 388.93 feet to the true point of beginning of said strip of land; thence S. 30 DEG 02' 47" W., 33.86 feet; thence S. 37 DEG 32' 48" W., 335.99 feet to the Southwesterly line of said PCL. 2.

(LEGAL DESCRIPTION CONTINUED NEXT PAGE)


                                    EXHIBIT A
                                   Page 1 of 5

                                     Strip 3


A strip of land 26.00 feet wide extending Southwesterly from the Southwesterly line of said Rose Orchard Way to the Northwesterly line of the above described and designated Strip 2 and lying 13.00 feet on each side of a line described as follows:

Beginning at the most Northerly corner of said PCL. 2, said corner being on the Southwesterly line of Rose Orchard Way; thence along said Southwesterly line S. 59 DEG 57" 13' E, 30.78 feet to the true point of beginning of said strip of land; thence S. 30 DEG 02' 47" W., 26.86 feet; thence S. 37 DEG 32' 48" W., 262.18 feet; thence S. 52 DEG 27' 12" E. 343.00 feet to the
Northwesterly line of the above described and designated Strip 2.

PARCEL THREE:

A non-exclusive easement for Landscaping, Lighting and Irrigation Facilities over PCL. 2, as said parcel is shown on the Parcel Map recorded in Book 516 of Maps, at pages 34 and 35, Santa Clara County Records, and being more particularly described as follows:

A strip of land 10.00 feet wide extending Southeasterly from the Northwesterly line of said PCL. 1 and PCL. 2 and lying 5.00 feet on each side of a line that begins at the most Northerly corner of said PCL. 1 and runs thence along the Northeasterly line of said PCL. 1, S. 52 DEG 27" 12' E.
375.00 feet.

Excepting Therefrom that portion lying within the bounds of Parcel One mentioned hereinabove.

PARCEL FOUR:

PCL. 2 as shown on that certain Parcel Map filed in the office of the Recorder of the County of Santa Clara, State of California on August 18, 1983 in Book 516 of Maps, page(s) 34 and 35, Santa Clara County Records.

PARCEL FIVE:

A non-exclusive easement for ingress and egress over PCL. 1, as said parcel is shown on the Parcel Map recorded in Book 516 of Maps, at pages 34 and 35, Santa Clara County Records, and being more particularly described as follows:

(LEGAL DESCRIPTION CONTINUED NEXT PAGE)


                                    EXHIBIT A
                                   Page 2 of 5

                                     Strip 1


A strip of land 26.00 feet wide extending entirely across said PCL. 1 and lying
13.00 feet on each side of a line as follows:

Beginning at the Southerly corner of said PCL. 1, said corner being on the Northeasterly line of North First Street; thence along said Northeasterly line N. 52 DEG 27" 12' W., 34.00 feet to the true point of beginning of said strip of land; thence N. 37 DEG 32' 59" E., 540.00 feet to the Northeasterly line of said PCL. 1.

                                     Strip 2

A strip of land 40.00 feet wide extending entirely across said PCL. 1 and lying contiguous to and Southeasterly of a line described as follows:

Beginning at the most Southerly corner of said PCL. 1, said corner being on the Northeasterly line of North First Street; thence along said Northeasterly line N. 52 DEG 27" 12' W., 429.25 feet to the true point of beginning of said strip of land; thence N. 37 DEG 32' 48" E., 600.00 feet to the Northeasterly line of said PCL. 1; the Northerly terminus of said 40 foot wide strip of land being the Northeasterly line of said PCL. 1.

                                     Strip 3

A strip of land 26.00 feet wide, extending Northeasterly from the Southwesterly line of said PCL. 1 to the Northwesterly line of the above described and designated Strip 2 and lying 13.00 feet on each side of a line described as follows:

Beginning at the Westerly corner of said PCL. 1, said corner being on the Northeasterly line of North First Street; thence along said Northeasterly line S. 52 DEG 27' 12" E., 34.00 feet to the true point of beginning of said strip of land; thence N. 37 DEG 32' 48" E. 566.00 feet; thence S. 52 DEG 27' 12" E, 355.25 feet to said Northwesterly line of said Strip 2.

                                     Strip 4

A strip of land 13.00 feet wide lying contiguous to and Northwesterly of the Northwesterly line of the above described and designated Strip 2 and extending Southwesterly from the Northeasterly line of said PCL. 1 approximately 21.00 feet to the Northeasterly line of the above described and designated Strip 3.

PARCEL SIX:

The right from time to time to construct, install, maintain, replace, remove, and use storm drain sewers, together with a right of way therefor, over a portion of PCL. 1 as said parcel is shown on the Parcel Map recorded in Book 516 of Maps, at pages 34 and 35, Santa Clara County Records, being more particularly described as follows:

(LEGAL DESCRIPTION CONTINUED NEXT PAGE)

                                    EXHIBIT A
                                   Page 3 of 5

                                     Strip 1

A strip of land 10.00 feet wide extending entirely across said PCL. 1 and lying
5.00 feet on each side of a line described as follows:

Beginning at the most Westerly corner of said PCL. 1 said corner being on the Northeasterly line of North First Street; thence along said Northeasterly line S. 52 DEG 27' 12" E. 402.75 feet to the true point of beginning of said strip of land; thence along the centerline of a existing storm drain line the following courses: thence N. 37 DEG 32' 48" E., 28.00 feet to a point herein designated Point A; thence N. 52 DEG 27' 12" W., 278.00 feet; thence N. 00 DEG 51' 00" E., 198.30 feet; thence N. 37 DEG 32' 33" E., 279.75 feet; thence
S. 51 DEG 19' 51" E., 89.02 feet; thence N. 50 DEG 06' 47" E., 133.18 feet;
thence N. 37 DEG 32' 48" E., 5.00 feet to the Northeasterly line of said PCL.
1.

                                     Strip 2

A strip of land 10 feet wide extending Northeasterly from the Northeasterly line of the above described and designated Strip 1 and lying 5.00 feet on each side of a line which begins at said Point A; thence along the centerline of an existing storm drain line the following courses: thence N. 26 DEG 55' 37" E., 154.65 feet; thence N. 32 DEG 55' 53" E., 96.31 feet; thence N. 43
DEG 21' 28" E., 113.58 feet; thence N. 54 DEG 44' 21" E., 105.72 feet to a point herein designated as Point B; thence S. 41 DEG 57' 14" E., 65.85 feet; thence N. 37 DEG 32' 48" E., 62.00 feet to the Northeasterly line of said PCL. 2.

                                     Strip 3

A strip of land 5.00 feet wide lying contiguous to and Southwesterly of the Northeasterly line of said PCL. 1 and extending Southeasterly from the Southeasterly line of the above described and designated Strip 2 approximately 225 feet.

                                     Strip 4

A strip of land 10.00 feet wide extending Northeasterly from the Northeasterly line of the above described and designated Strip 2 to the Northeasterly line of said PCL. 1 and lying 5.00 feet on each side of a line that begins at said Point B; thence along the centerline of an existing storm drain line N. 37 DEG 32' 48" E.; 50.00 feet to the Northeasterly line of said PCL. 1.

PARCEL SEVEN:

The right from time to time to construct, install, inspect, maintain, replace, remove and use any and all Public Service Facilities necessary or useful, together with a right of way therefor, over a portion of PCL 1. as said parcel is shown on the Parcel Map recorded in Book 516 of Maps, at pages 34 and 35, Santa Clara County Records, being more particularly described as follows:

(LEGAL DESCRIPTION CONTINUED NEXT PAGE)


                                    EXHIBIT A
                                   Page 4 of 5

                                     Strip 5

A strip of land 15.00 feet wide extending entirely across said PCL. 1 and lying
7.50 feet on each side of a line described as follows:

Beginning at the most Southerly corner of said PCL. 1, said corner being on the Northeasterly line of North First Street; thence along said Northeasterly line N. 52 DEG 27' 12" W., 60.50 feet to the true point of beginning of said strip of land; thence N. 37 DEG 32' 59" E., 394.80 feet to a point herein designated Point C; thence N. 37 DEG 32' 59" E., 105.20 feet; thence N. 7 DEG 27' 01" W., 56.57 feet to the Northeasterly line of said PCL. 1.

                                     Strip 6

A strip of land 15.00 feet wide extending Northerly from the Northerly line of the above described and designated Strip 5 to the Northeasterly line of said PCL. 1 and lying 7.5 feet on each side of a line that begins at said Point C; thence N. 30 DEG 01' 00" E., 59.5 feet; thence N. 8 DEG 41' 00" E.,
98.44 feet to the Northeasterly line of said PCL. 1.

                                     Strip 7

A strip of land 15.00 feet wide extending entirely across said PCL. 1 and lying
7.5 feet and each side of a line described as follows:

Beginning at the most Westerly corner of said PCL. 1 said corner being on the Northeasterly line of North First Street; thence along said Northeasterly line S. 52 DEG 27' 12" E., 30.00 feet to the true point of beginning of said strip of land; thence N. 37 DEG 32' 33" E., 600.00 feet to the Northeasterly line of said PCL 1.

                                     Strip 8

That area located within those portions of PCL. 1, of the Parcel Map mentioned hereinabove, lying within the easements designated as "P.S.E.", as shown on said Parcel Map.

PARCEL EIGHT:

A non-exclusive easement for Landscaping, Lighting and Irrigation Facilities over PCL. 1, as said parcel is shown on the Parcel Map recorded in Book 516 of Maps, at pages 34 and 35, Santa Clara County Records, and being more particularly described as follows:

A strip of land 10.00 feet wide extending Southeasterly from the Northwesterly line of said PCL. 1 and PCL. 2 and lying 5.00 feet on each side of a line that begins at the most Northerly corner of said PCL. 1 and runs thence along the Northeasterly line of said PCL. 1, S. 52 DEG 27' 12" E. 375.00 feet.

Excepting Therefrom that portion lying within the bounds of Parcel Four mentioned hereinabove.


                                    EXHIBIT A
                                   Page 5 of 5